93





AMERICAN SKIING COMPANY

As Issuer

Sunday River Skiway Corporation
Sunday River Ltd.
Perfect Turn, Inc.
LBO Holding, Inc.
Sunday River Transportation, Inc.
Sugarbush Resort Holdings, Inc.
Sugarbush Leasing Company
Sugarbush Restaurants, Inc.
Cranmore, Inc.
Mountain Wastewater Treatment, Inc.
LBO Hotel Co.
S-K-I Limited
Killington Ltd.
Mount Snow Ltd.
Waterville Valley Ski Area, Ltd.
Sugarloaf Mountain Corporation
Killington Restaurants, Inc.
Dover Restaurants, Inc.
Resorts Technologies, Inc.
Resort Software Services, Inc.
Mountainside
Sugartech
Deerfield Operating Company
Pico Ski Area Management Company

As Guarantors

SERIES A AND SERIES B
12% SENIOR SUBORDINATED NOTES DUE
2006


INDENTURE

Dated as of June 28, 1996


UNITED STATES TRUST COMPANY OF NEW
YORK

As Trustee

            CROSS-REFERENCE TABLE*
Trust Indenture
  Act Section  Indenture Section

310 (a)(1)                    7.10
     (a)(2)                   7.10
     (a)(3)                   N.A.
     (a)(4)                   N.A.
     (a)(5)                   7.10
     (b)                      7.08;
7.10
     (c)                      N.A.
311 (a)                       7.11
     (b)                 7.11
     (c)                      N.A.
312 (a)                  2.05
     (b)                      12.03
     (c)                      12.03
313 (a)                       7.06
     (b)(1)              10.03
     (b)(2)              7.07
     (c)                      7.06;
12.02
     (d)                 7.06
314 (a)                  4.03; 12.02
     (b)                 10.02
     (c)(1)              12.04
     (c)(2)              12.04
     (c)(3)              N.A.
     (d)                      10.03-
10.05
     (e)                      12.05
     (f)                      N.A.
315 (a)                       7.01
     (b)                      7.05;
12.02
     (c)                      7.01
     (d)                      7.01
     (e)                      6.11
316 (a)(last sentence)
2.09
     (a)(1)(A)           6.05
     (a)(1)(B)                6.04
     (a)(2)                   N.A.
     (b)                      6.07
     (c)                      2.12;
9.04
317 (a)(1)                    6.08
     (a)(2)                   6.09
     (b)                 2.04
318 (a)                  12.01
     (b)                 N.A.
     (c)                 12.01

N.A. means not applicable.

*This Cross-Reference Table is not
part of the Indenture.

     TABLE OF CONTENTS

     Page

     ARTICLE 1
     DEFINITIONS AND INCORPORATION
     BY REFERENCE

               Section 1.01.
               Definitions
               Section 1.02.  Other
               Definitions
               Section 1.03.
               Incorporation by
               Reference of Trust
               Indenture Act
               Section 1.04.  Rules
               of Construction

     ARTICLE 2
     THE NOTES

               Section 2.01.  Form
               and Dating
               Section 2.02.
               Execution and
               Authentication
               Section 2.03.
               Registrar and Paying
               Agent
               Section 2.04.  Paying
               Agent to Hold Money in
               Trust
               Section 2.05.  Holder
               Lists
               Section 2.06.
               Transfer and Exchange
               Section 2.07.
               Replacement Notes
               Section 2.08.
               Outstanding Notes
               Section 2.09.
               Treasury Notes
               Section 2.10.
               Temporary Notes
               Section 2.11.
               Cancellation
               Section 2.12.
               Defaulted Interest

     ARTICLE 3
     REDEMPTION AND PREPAYMENT

               Section 3.01.  Notices
               to Trustee
               Section 3.02.
               Selection of Notes to
               Be Redeemed
               Section 3.03.  Notice
               of Redemption
               Section 3.04.  Effect
               of Notice of
               Redemption
               Section 3.05.  Deposit
               of Redemption Price
               Section 3.06.  Notes
               Redeemed in Part
               Section 3.07.
               Optional Redemption
               Section 3.08.
               Mandatory Redemption
               Section 3.09.  Offer
               to Purchase by
               Application of Excess
               Proceeds

     ARTICLE 4
     COVENANTS

               Section 4.01.  Payment
               of Notes
               Section 4.02.
               Maintenance of Office
               or Agency
               Section 4.03.  Reports
               Section 4.04.
               Compliance Certificate
               Section 4.05.  Taxes
               Section 4.06.  Stay,
               Extension and Usury
               Laws
               Section 4.07.
               Restricted Payments
               Section 4.08.
               Dividend and Other
               Payment Restrictions
               Affecting Subsidiaries
               Section 4.09.
               Incurrence of
               Indebtedness and
               Issuance of Preferred
               Stock
               Section 4.10.  Asset
               Sales
               Section 4.11.
               Independent Director
               Section 4.12.
               Transactions with
               Affiliates
               Section 4.13.  Liens
               Section 4.14.
               Corporate Existence
               Section 4.15.  Offer
               to Repurchase Upon
               Change of Control
               Section 4.16.
               Additional Subsidiary
               Guarantees
               Section 4.17.  No
               Senior Subordinated
               Debt

     ARTICLE 5
     SUCCESSORS

               Section 5.01.  Merger,
               Consolidation, or Sale
               of Assets
               Section 5.02.
               Successor Corporation
               Substituted

     ARTICLE 6
     DEFAULTS AND REMEDIES

          Section 6.01.  Events of
          Default
          Section 6.02.  Acceleration
               Section 6.03.  Other
               Remedies
               Section 6.04.  Waiver
               of Past Defaults
               Section 6.05.  Control
               by Majority
               Section 6.06.
               Limitation on Suits
               Section 6.07.  Rights
               of Holders of Notes to
               Receive Payment
               Section 6.08.
               Collection Suit by
               Trustee
               Section 6.09.  Trustee
               May File Proofs of
               Claim
               Section 6.10.
               Priorities
               Section 6.11.
               Undertaking for Costs

     ARTICLE 7
     TRUSTEE

               Section 7.01.  Duties
               of Trustee
               Section 7.02.  Rights
               of Trustee
               Section 7.03.
               Individual Rights of
               Trustee
               Section 7.04.
               Trustee's Disclaimer
               Section 7.05.  Notice
               of Defaults
               Section 7.06.  Reports
               by Trustee to Holders
               of the Notes
               Section 7.07.
               Compensation and
               Indemnity
               Section 7.08.
               Replacement of Trustee
               Section 7.09.
               Successor Trustee by
               Merger, etc
               Section 7.10.
               Eligibility;
               Disqualification
               Section 7.11.
               Preferential
               Collection of Claims
               Against Company

     ARTICLE 8
     LEGAL DEFEASANCE AND COVENANT
DEFEASANCE

               Section 8.01.  Option
               to Effect Legal
               Defeasance or Covenant
               Defeasance
               Section 8.02.  Legal
               Defeasance and
               Discharge
               Section 8.03.
               Covenant Defeasance
               Section 8.04.
               Conditions to Legal or
               Covenant Defeasance
               Section 8.05.
               Deposited Money and
               Government Securities
               to be Held in Trust;
               Other Miscellaneous
               Provisions.
               Section 8.06.
               Repayment to Company
               Section 8.07.
               Reinstatement

     ARTICLE 9
     AMENDMENT, SUPPLEMENT AND WAIVER

               Section 9.01.  Without
               Consent of Holders of
               Notes
               Section 9.02.  With
               Consent of Holders of
               Notes
               Section 9.03.
               Compliance with Trust
               Indenture Act
               Section 9.04.
               Revocation and Effect
               of Consents
               Section 9.05.
               Notation on or
               Exchange of Notes
               Section 9.06.  Trustee
               to Sign Amendments,
               etc

     ARTICLE 10
     SUBORDINATION

          Section 10.01. Agreement to
          Subordinate
          Section 10.02. Certain
          Definitions
          Section 10.03. Liquidation;
          Dissolution; Bankruptcy
          Section 10.04. Default on
          Senior Debt; No Stock
          Collateral
          Section 10.05. Acceleration
          of Notes
          Section 10.06. When
          Distribution Must Be Paid
          Over
          Section 10.07. Notice
          Section 10.08. Subrogation
          Section 10.09. Relative
          Rights
          Section 10.10.
          Subordination May Not Be
          Impaired by Company
          Section 10.11. Distribution
          or Notice to Representative
          Section 10.12. Rights of
          Trustee and Paying Agent
          Section 10.13.
          Authorization to Effect
          Subordination
          Section 10.14. Payment
          Section 10.15. Defeasance
          of this Article 10
          Section 10.16. No Claims
          Against Subsidiaries
          Section 10.17. Amendments

     ARTICLE 11
     SUBSIDIARY GUARANTEES

               Section 11.01.
               Subsidiary Guarantees
               Section 11.02.
               Execution and Delivery
               of Subsidiary
               Guarantees
               Section 11.03.
               Guarantors May
               Consolidate, etc., on
               Certain Terms
               Section 11.04.
               Releases Following
               Sale of Assets
               Section 11.05.
               Limitation on
               Guarantor Liability
               Section 11.06.
               Subordination of
               Subsidiary Guarantee

     ARTICLE 12
     MISCELLANEOUS

               Section 12.01. Trust
               Indenture Act Controls
               Section 12.02. Notices
               Section 12.03.
               Communication by
               Holders of Notes with
               Other Holders of Notes
               Section 12.04.
               Certificate and
               Opinion as to
               Conditions Precedent
               Section 12.05.
               Statements Required in
               Certificate or Opinion
               Section 12.06. Rules
               by Trustee and Agents
               Section 12.07.
               "Trustee" to Include
               Paying Agent
               Section 12.08. No
               Personal Liability of
               Directors, Officers,
               Employees or
               Shareholders
               Section 12.09.
               Governing Law
               Section 12.10. No
               Adverse Interpretation
               of Other Agreements
               Section 12.11.
               Successors
               Section 12.12.
               Severability
               Section 12.13.
               Counterpart Originals
               Section 12.14. Table
               of Contents, Headings,
               etc
               EXHIBITS

Exhibit A FORM OF NOTE
Exhibit B CERTIFICATE OF TRANSFEROR
Exhibit C GUARANTORS
Exhibit D SUBSIDIARY GUARANTEE

INDENTURE dated as of June 28, 1996
among American Skiing Company, a
Maine corporation ("ASC" or the
"Company"), each of the Persons
listed on Exhibit C hereto and United
States Trust Company of New York, as
trustee (the "Trustee").

          The Company, the Guarantors
and the Trustee agree as follows for
the benefit of each other and for the
equal and ratable benefit of the
Holders of the 12% Series A Senior
Subordinated Notes due 2006 of the
Company (the "Series A Notes") and
the 12% Series B Senior Subordinated
Notes due 2006 of the Company (the
"Series B Notes" and, together with
the Series A Notes, the "Notes"):


ARTICLE 1
DEFINITIONS AND INCORPORATION
BY REFERENCE


Section 1.01.    Definitions.

          "Acquired Debt" means, with
respect to any specified Person, (i)
Indebtedness of any other Person
existing at the time such other
Person is merged with or into or
became a Restricted Subsidiary of
such specified Person, including,
without limitation, Indebtedness
incurred in connection with, or in
contemplation of, such other Person
merging with or into or becoming a
Restricted Subsidiary of such
specified Person, and (ii)
Indebtedness secured by a Lien
encumbering any asset acquired by
such specified Person.

          "Affiliate" of any
specified Person means any other
Person directly or indirectly
controlling or controlled by or under
direct or indirect common control
with such specified Person. For
purposes of this definition,
"control" (including, with
correlative meanings, the terms
"controlling," "controlled by" and
"under common control with"), as used
with respect to any Person, shall
mean the possession, directly or
indirectly, of the power to direct or
cause the direction of the management
or policies of such Person, whether
through the ownership of voting
securities, by agreement or
otherwise; provided that beneficial
ownership of 10% or more of the
voting securities of a Person shall
be deemed to be control.

          "Agent" means any
Registrar, Paying Agent or
co-registrar.

          "Asset Sale" means (i) the
sale, lease, conveyance or other
disposition of any rights, property
or assets (including, without
limitation, by way of a sale and
leaseback), other than sales of
inventory, sales of obsolete or
unused equipment and sales by Real
Estate Subsidiaries of hotel,
condominium, interval ownership or
other units, in each case, in the
ordinary course of business
consistent with past practices
(provided that the sale, lease,
conveyance or other disposition of
all or substantially all of the
assets of the Company and its
Restricted Subsidiaries taken as a
whole will be governed by the
provisions of Section 4.15 and/or the
provisions described above under
Section 5.01 and not by the
provisions of Section 4.10) or (ii)
the issue or sale by the Company or
any of its Subsidiaries of Equity
Interests of any of the Company's
Subsidiaries, in the case of either
clause (i) or (ii), whether in a
single transaction or a series of
related transactions (a) that have a
fair market value in excess of $1.0
million or (b) for net proceeds in
excess of $1.0 million.
Notwithstanding the foregoing: (i) a
transfer of assets by the Company to
a Wholly Owned Restricted Subsidiary
or by a Wholly Owned Restricted
Subsidiary to the Company or to
another Wholly Owned Restricted
Subsidiary, (ii) an issuance of
Equity Interests by a Wholly Owned
Restricted Subsidiary to the Company
or to another Wholly Owned Restricted
Subsidiary, (iii) issuances of Equity
Interests by Sugarloaf Mountain
Corporation pursuant to warrants
outstanding on the date of this
Indenture, and (iv) a Restricted
Payment that is permitted by the
provisions of Section 4.07 will not
be deemed to be Asset Sales.

          "Bank Credit Agreements"
means (i) the Credit Agreement dated
as of June 28, 1996 among the
Company, various Subsidiaries of the
Company, Fleet National Bank, as
Agent, and the lenders party thereto,
(ii) any other credit, loan,
reimbursement or other similar
agreements among the Company, any
Subsidiary and any bank, insurance
company, finance company or other
institutional lender, (iii) each
instrument pursuant to which
Obligations under any of the
agreements described in (i) or (ii)
above, are amended, deferred,
extended, renewed, replaced, refunded
or refinanced, in whole or in part,
and (iv) each instrument now or
hereafter evidencing, governing,
guarantying or securing any
Indebtedness under any agreements
described in (i), (ii) or (iii)
above, in each case, as modified,
amended, restated or supplemented
from time to time.

          "Board of Directors" means
the Board of Directors of the Company
or a Guarantor, as applicable, or any
authorized committee of the Board of
Directors.

          "Board Resolution" means a
resolution of the Board of Directors
of the Company set forth in an
Officers' Certificate delivered to
the Trustee.

          "Business Day" means any
day other than a Legal Holiday.

          "Capital Lease Obligation"
means, at the time any determination
thereof is to be made, the amount of
the liability in respect of a capital
lease that would at such time be
required to be capitalized on a
balance sheet in accordance with
GAAP.

          "Capital Stock" means (i)
in the case of a corporation,
corporate stock, (ii) in the case of
an association or business entity,
any and all shares, interests,
participations, rights or other
equivalents (however designated) of
corporate stock, (iii) in the case of
a partnership, partnership interests
(whether general or limited) and (iv)
any other interest or participation
that confers on a Person the right to
receive a share of the profits and
losses of, or distributions of assets
of, the issuing Person.

          "Cash Equivalents" means
(i) United States dollars, (ii)
securities issued or directly and
fully guaranteed or insured by the
United States government or any
agency or instrumentality thereof
having maturities of not more than
one year from the date of
acquisition, (iii) certificates of
deposit and eurodollar time deposits
with maturities of one year or less
from the date of acquisition,
bankers' acceptances with maturities
not exceeding one year and overnight
bank deposits, in each case with any
domestic commercial bank having
capital and surplus in excess of $500
million and a Keefe Bank Watch Rating
of "B" or better, (iv) repurchase
obligations with a term of not more
than seven days for underlying
securities of the types described in
clauses (ii) and (iii) above entered
into with any financial institution
meeting the qualifications specified
in clause (iii) above, and (v)
commercial paper having the highest
rating obtainable from Moody's
Investors Service, Inc. or Standard &
Poor's Corporation and in each case
maturing within one year after the
date of acquisition.

          "Certificated Notes" means
Notes that are in the form of the
Notes attached hereto as Exhibit A
that do not include the information
called for by footnotes 1 and 2
thereof.

          "Change of Control" means
the occurrence of any of the
following: (i) the sale, lease,
transfer, conveyance or other
disposition (other than by way of
merger or consolidation), in one or a
series of related transactions, of
all or substantially all of the
assets of the Company and its
Restricted Subsidiaries, taken as a
whole, to any "person" (as such term
is used in Section 13(d)(3) of the
Exchange Act) other than the
Permitted Holders, (ii) the adoption
of a plan relating to the liquidation
or dissolution of the Company, (iii)
the consummation of any transaction
(including, without limitation, any
merger or consolidation) the result
of which is that the Permitted
Holders cease to be the "beneficial
owners" (as such term is defined in
Rule 13d-3 and Rule 13d-5 under the
Exchange Act) of an aggregate of at
least 51% of the common stock of the
Company and at least 51% of the
voting power of the Capital Stock of
the Company, (iv) the consummation of
any transaction (including, without
limitation, any merger or
consolidation) the result of which is
that any "person" (as such term is
used in Section 13(d)(3) of the
Exchange Act), other than the
Permitted Holders, becomes the
"beneficial owner" (as such term is
defined in Rule 13d-3 and Rule 13d-5
under the Exchange Act), directly or
indirectly, of more than 35% of the
common stock of the Company or more
than 35% of the voting power of the
Capital Stock of the Company and (v)
the first day on which more than
one-third of the members of the board
of directors of the Company are not
Continuing Directors.

          "Collateral Agent" means
United States Trust Company of New
York, as Collateral Agent for the
benefit of Holders of Notes under the
Pledge and Disbursement Agreement, or
any successor thereto appointed
pursuant to such agreement.

          "Consolidated Cash Flow"
means, with respect to any Person for
any period, the Consolidated Net
Income of such Person for such period
plus, to the extent deducted in
computing Consolidated Net Income,
(i) an amount equal to any
extraordinary loss plus any net loss
realized in connection with an Asset
Sale, (ii) provision for taxes based
on income or profits of such Person
and its Restricted Subsidiaries for
such period, (iii) consolidated
interest expense of such Person and
its Restricted Subsidiaries for such
period, whether paid or accrued and
whether or not capitalized
(including, without limitation,
amortization of original issue
discount, non-cash interest payments,
the interest component of any
deferred payment obligations, the
interest component of all payments
associated with Capital Lease
Obligations, commissions, discounts
and other fees and charges incurred
in respect of letter of credit or
bankers' acceptance financings, and
net payments (if any) pursuant to
Hedging Obligations) and (iv)
depreciation and amortization
(including amortization of goodwill
and other intangibles but excluding
amortization of prepaid cash expenses
that were paid in a prior period) of
such Person and its Restricted
Subsidiaries for such period, in each
case, on a consolidated basis and
determined in accordance with GAAP.
Notwithstanding the foregoing, the
provision for taxes on the income or
profits of, and the depreciation and
amortization of, a Restricted
Subsidiary of the referent Person
shall be added to Consolidated Net
Income to compute Consolidated Cash
Flow only to the extent (and in same
proportion) that the Net Income of
such Restricted Subsidiary was
included in calculating the
Consolidated Net Income of such
Person and only if a corresponding
amount would be permitted at the date
of determination to be dividended to
the Company by such Restricted
Subsidiary without prior governmental
approval (that has not been
obtained), and without direct or
indirect restriction pursuant to the
terms of its charter and all
agreements, instruments, judgments,
decrees, orders, statutes, rules and
governmental regulations applicable
to such Restricted Subsidiary or its
stockholders.

          "Consolidated Net Income"
means, with respect to any Person for
any period, the aggregate of the Net
Income of such Person and its
Restricted Subsidiaries for such
period, on a consolidated basis,
determined in accordance with GAAP;
provided that (i) the Net Income (but
not loss) of Real Estate Subsidiaries
or of any Person that is not a
Restricted Subsidiary or that is
accounted for by the equity method of
accounting shall be included only to
the extent of the amount of dividends
or distributions paid in cash to the
referent Person or a Wholly Owned
Restricted Subsidiary thereof (other
than a Real Estate Subsidiary), (ii)
the Net Income of any Restricted
Subsidiary that is not a Guarantor
shall be excluded to the extent that
the declaration or payment of
dividends or similar distributions by
such Restricted Subsidiary of such
Net Income is not at the date of
determination permitted without any
prior governmental approval (that has
not been obtained) or, directly or
indirectly, by operation of the terms
of its charter or any agreement,
instrument, judgment, decree, order,
statute, rule or governmental
regulation applicable to such
Restricted Subsidiary or its
stockholders, (iii) the Net Income of
any Person acquired in a pooling of
interests transaction for any period
prior to the date of such acquisition
shall be excluded and (iv) the
cumulative effect of a change in
accounting principles shall be
excluded.

          "Consolidated Net Worth"
means, with respect to any Person as
of any date, the sum of (i) the
consolidated equity of the common
equity holders of such Person and its
consolidated Restricted Subsidiaries
as of such date plus (ii) the
respective amounts reported on such
Person's balance sheet as of such
date with respect to any series of
preferred equity (other than
Disqualified Stock) that by its terms
is not entitled to the payment of
dividends or other distributions
unless such dividends or other
distributions may be declared and
paid only out of net earnings in
respect of the year of such
declaration and payment, but only to
the extent of any cash received by
such Person upon issuance of such
preferred equity, less (a) all
write-ups (other than write-ups
resulting from foreign currency
translations and write-ups of
tangible assets of a going concern
business made within 12 months after
the acquisition of such business)
subsequent to the date of this
Indenture in the book value of any
asset owned by such Person or a
consolidated Restricted Subsidiary of
such Person, (b) all investments as
of such date in unconsolidated
Subsidiaries and in Persons that are
not Restricted Subsidiaries (except,
in each case, Permitted Investments),
and (c) all unamortized debt discount
and expense and unamortized deferred
charges as of such date, all of the
foregoing determined in accordance
with GAAP.

          "Continuing Directors"
means, as of any date of
determination, any member of the
board of directors of the Company who
(i) was a member of the board of
directors on the date of this
Indenture or (ii) was nominated for
election to the board of directors
with the approval of at least
two-thirds of the Continuing
Directors who were members of the
board of directors at the time of
such nomination or election.

          "Corporate Trust Office of
the Trustee" shall be at the address
of the Trustee specified in Section
12.02 hereof or such other address as
to which the Trustee may give notice
to the Company.

          "Default" means any event
that is or with the passage of time
or the giving of notice or both would
be an Event of Default.

          "Demand Note" means the
promissory note of Sunday River
Skiway Corporation payable to Leslie
B. Otten in the original principal
amount of up to $5.2 million, as in
effect on the date of this Indenture.

          "Depositary" means, with
respect to the Notes issuable or
issued in whole or in part in global
form, the Person specified in Section
2.03 hereof as the Depositary with
respect to the Notes, until a
successor shall have been appointed
and become such pursuant to the
applicable provision of this
Indenture, and, thereafter,
"Depositary" shall mean or include
such successor.

          "Designated Senior Debt" of
any Person means such Person's
Obligations under the Bank Credit
Agreements and any other Senior Debt
of such Person permitted to be
incurred by such Person under the
terms hereof the principal amount of
which is $25.0 million or more and
that has been designated by the Board
of Directors of such Person as
"Designated Senior Debt" by notice to
the Trustee from both such Person and
the Senior Agent.

          "Disqualified Stock" means
any Capital Stock that, by its terms
(or by the terms of any security into
which it is convertible or for which
it is exchangeable), or upon the
happening of any event, matures or is
mandatorily redeemable, pursuant to a
sinking fund obligation or otherwise,
or redeemable at the option of the
Holder thereof, in whole or in part,
on or prior to the date that is 91
days after the date on which the
Notes mature.

          "DOJ Divestiture" means the
divestiture of the Waterville Valley
and Mount Cranmore ski resorts,
whether effected by way of sale,
lease, conveyance or other
disposition of any rights, property
or assets, or by way of a sale of the
Capital Stock of Waterville Valley
Ski Area, Ltd. or Cranmore, Inc., or
a merger, consolidation or other
reorganization, effected in
compliance with the United States
Department of Justice consent decree
applicable thereto.

          "Equity Interests" means
Capital Stock and all warrants,
options or other rights to acquire
Capital Stock (but excluding any debt
security that is convertible into, or
exchangeable for, Capital Stock).

          "Equity Offering" means a
public or private sale of common
stock of the Company that results in
net proceeds of at least $25.0
million to the Company.

          "Exchange Act" means the
Securities Exchange Act of 1934, as
amended.

          "Exchange Offer" means the
offer that may be made by the Company
pursuant to the Registration Rights
Agreement to exchange Series B Notes
for Series A Notes.

          "Existing Indebtedness"
means Indebtedness of the Company and
its Restricted Subsidiaries in
existence on the date of this
Indenture, until such amounts are
repaid.

          "Fixed Charges" means, with
respect to any Person for any period,
the sum of (i) the consolidated
interest expense of such Person and
its Restricted Subsidiaries for such
period, whether paid or accrued
(including, without limitation,
amortization of original issue
discount, non-cash interest payments,
the interest component of any
deferred payment obligations, the
interest component of all payments
associated with Capital Lease
Obligations, commissions, discounts
and other fees and charges incurred
in respect of letter of credit or
bankers' acceptance financings, and
net payments (if any) pursuant to
Hedging Obligations) and (ii) the
consolidated interest expense of such
Person and its Restricted
Subsidiaries that was capitalized
during such period and (iii) any
interest expense on Indebtedness of
another Person to the extent that
such Indebtedness is Guaranteed by
such Person or one of its Restricted
Subsidiaries or secured by a Lien on
assets of such Person or one of its
Restricted Subsidiaries (whether or
not such Guarantee or Lien is called
upon) and (iv) the product of (a) all
cash dividend payments or other
distributions (and non-cash dividend
payments in the case of a Person that
is a Restricted Subsidiary) on any
series of preferred equity of such
Person, times (b) a fraction, the
numerator of which is one and the
denominator of which is one minus the
then current combined federal, state
and local statutory tax rate of such
Person, expressed as a decimal, in
each case, on a consolidated basis
and in accordance with GAAP.

          "Fixed Charge Coverage
Ratio" means with respect to any
Person for any period, the ratio of
the Consolidated Cash Flow of such
Person for such period to the Fixed
Charges of such Person for such
period. In the event that the Company
or any of its Restricted Subsidiaries
incurs, assumes, Guarantees or
redeems any Indebtedness (other than
revolving credit borrowings) or
issues preferred stock subsequent to
the commencement of the period for
which the Fixed Charge Coverage Ratio
is being calculated but prior to the
date on which the event for which the
calculation of the Fixed Charge
Coverage Ratio is made (the
"Calculation Date"), then the Fixed
Charge Coverage Ratio shall be
calculated giving pro forma effect to
such incurrence, assumption,
Guarantee or redemption of
Indebtedness, or such issuance or
redemption of preferred stock, as if
the same had occurred at the
beginning of the applicable
four-quarter reference period. In
addition, for purposes of making the
computation referred to above, (i)
acquisitions that have been made by
the Company or any of its Restricted
Subsidiaries, including through
mergers or consolidations and
including any related financing
transactions, during the four-quarter
reference period or subsequent to
such reference period and on or prior
to the Calculation Date shall be
deemed to have occurred on the first
day of the four-quarter reference
period and Consolidated Cash Flow for
such reference period shall be
calculated without giving effect to
clause (iii) of the proviso set forth
in the definition of Consolidated Net
Income, and (ii) the Consolidated
Cash Flow attributable to Real Estate
Subsidiaries, Unrestricted
Subsidiaries, discontinued operations
(as determined in accordance with
GAAP) and operations or businesses
disposed of prior to the Calculation
Date shall be excluded, and (iii) the
Fixed Charges attributable to Real
Estate Subsidiaries, Unrestricted
Subsidiaries, discontinued operations
(as determined in accordance with
GAAP) and operations or businesses
disposed of prior to the Calculation
Date shall be excluded, but only to
the extent that the obligations
giving rise to such Fixed Charges
will not be obligations of the
referent Person or any of its
Restricted Subsidiaries (other than
Real Estate Subsidiaries) following
the Calculation Date and, in the case
of Real Estate Subsidiaries, only to
the extent that the obligations
giving rise to such Fixed Charges
consist of Non-Recourse Real Estate
Debt.

          "GAAP" means generally
accepted accounting principles set
forth in the opinions and
pronouncements of the Accounting
Principles Board of the American
Institute of Certified Public
Accountants and statements and
pronouncements of the Financial
Accounting Standards Board or in such
other statements by such other entity
as have been approved by a
significant segment of the accounting
profession, which are in effect from
time to time.

          "Global Note" means a Note
that contains the paragraph referred
to in footnote 1 and the additional
schedule referred to in footnote 2 to
the form of the Note attached hereto
as Exhibit A.

          "Government Securities"
means direct obligations of, or
obligations guaranteed by, the United
States for the payment of which
guarantee or obligations the full
faith and credit of the United States
is pledged.

          "Guarantee" means a
guarantee (other than by endorsement
of negotiable instruments for
collection in the ordinary course of
business), direct or indirect, in any
manner (including, without
limitation, letters of credit and
reimbursement agreements in respect
thereof), of all or any part of any
Indebtedness.

          "Guarantors" means each of
(i) Sunday River Skiway Corporation,
Sunday River Ltd., Perfect Turn Inc.,
LBO Holding, Inc., Sunday River
Transportation, Inc., Sugarbush
Resort Holdings, Inc., Sugarbush
Leasing Company, Sugarbush
Restaurants, Inc., Cranmore, Inc.,
Mountain Wastewater Treatment, Inc.,
LBO Hotel Co., S-K-I Limited,
Killington Ltd., Mount Snow Ltd.,
Waterville Valley Ski Area, Ltd.,
Sugarloaf Mountain Corporation,
Killington Restaurants, Inc., Dover
Restaurants, Inc., Resorts
Technologies, Inc., Resort Software
Services, Inc. Mountainside,
Sugartech, Deerfield Operating
Company and Pico Ski Area Management
Company and (ii) any other subsidiary
that executes a Subsidiary Guarantee
in accordance with the provisions of
this Indenture, and their respective
successors and assigns.

          "Hedging Obligations"
means, with respect to any Person,
the obligations of such Person under
(i) interest and currency rate swap
agreements, interest rate cap
agreements and interest rate collar
agreements and (ii) other agreements
or arrangements designed to protect
such Person against fluctuations in
interest or currency exchange rates.

          "Holder" means a Person in
whose name a Note is registered.

          "Indebtedness" means, with
respect to any Person, without
duplication, (i) any indebtedness of
such Person, whether or not
contingent, in respect of borrowed
money or evidenced by bonds, notes,
debentures or similar instruments or
letters of credit (or reimbursement
agreements in respect thereof) or
banker's acceptances or representing
Capital Lease Obligations or the
balance deferred and unpaid of the
purchase price of any property or
representing any Hedging Obligations,
except any such balance that
constitutes an accrued expense or
trade payable, if and to the extent
any of the foregoing indebtedness
(other than letters of credit and
Hedging Obligations) would appear as
a liability upon a balance sheet of
such Person prepared in accordance
with GAAP, (ii) all indebtedness of
others secured by a Lien on any asset
of such Person (whether or not such
indebtedness is assumed by such
Person), (iii) Disqualified Stock of
such Person, (iv) preferred stock of
any Restricted Subsidiary of such
Person (other than Preferred Stock
held by such Person or any of its
Wholly Owned Restricted Subsidiaries)
and (v) to the extent not otherwise
included, the Guarantee by such
Person of any indebtedness of any
other Person.

          "Indenture" means this
Indenture, as amended or supplemented
from time to time.

          "Independent Director"
means a member of the Board of
Directors of the Company who is
neither an officer nor an employee of
the Company or any of its Affiliates.

          "Investments" means, with
respect to any Person, all
investments by such Person in other
Persons in the forms of direct or
indirect loans (including guarantees
of Indebtedness or other
obligations), advances or capital
contributions (excluding commission,
travel and similar advances to
officers and employees made in the
ordinary course of business),
purchases or other acquisitions for
consideration of Indebtedness, Equity
Interests or other securities,
together with all items that are or
would be classified as investments on
a balance sheet prepared in
accordance with GAAP; provided that
an acquisition of assets, Equity
Interests or other securities by the
Company or any of its Restricted
Subsidiaries for consideration
consisting of common equity
securities of the Company shall not
be deemed to be an Investment.

          "Legal Holiday" means a
Saturday, a Sunday or a day on which
banking institutions in the City of
New York or at a place of payment are
authorized by law, regulation or
executive order to remain closed.  If
a payment date is a Legal Holiday at
a place of payment, payment may be
made at that place on the next
succeeding day that is not a Legal
Holiday, and no interest shall accrue
for the intervening period.

          "Leverage Ratio" means, as
of any date of determination, the
ratio of (i) the total indebtedness
of the Company as shown on the
Company's most recent balance sheet,
as adjusted to give effect to any
repayment or incurrence of
indebtedness subsequent to the
balance sheet date through such date
of determination, to (ii) the sum of
(a) the total indebtedness of the
Company, calculated pursuant to
clause (i), plus (b) total
stockholders' equity of the Company
as shown on the Company's most recent
balance sheet, as adjusted to give
effect to any capital contributions
or issuances of Equity Interests of
the Company, any dividends or other
distributions with respect to any
Equity Interests of the Company, or
any repurchase or redemption of
Equity Interests of the Company, in
each case subsequent to the balance
sheet date through such date of
determination.

          "Lien" means, with respect
to any asset, any mortgage, lien,
pledge, charge, security interest or
encumbrance of any kind in respect of
such asset, whether or not filed,
recorded or otherwise perfected under
applicable law (including any
conditional sale or other title
retention agreement, any lease in the
nature thereof, any option or other
agreement to sell or give a security
interest in and any filing of or
agreement to give any financing
statement under the Uniform
Commercial Code (or equivalent
statutes) of any jurisdiction).

          "Liquidated Damages" means
all liquidated damages then owing
pursuant to this Indenture or the
Registration Rights Agreement.

          "Net Income" means, with
respect to any Person for any period,
the net income (loss) of such Person
for such period, determined in
accordance with GAAP and before any
reduction in respect of preferred
stock dividends, excluding, however,
(i) any gain (but not loss), together
with any related provision for taxes
on such gain (but not loss), realized
in connection with (a) any Asset Sale
(including, without limitation,
dispositions pursuant to sale and
leaseback transactions) or (b) the
disposition of any securities by such
Person or any of its Restricted
Subsidiaries or the extinguishment of
any Indebtedness of such Person or
any of its Restricted Subsidiaries
and (ii) any extraordinary or
nonrecurring gain (but not loss),
together with any related provision
for taxes on such extraordinary or
nonrecurring gain (but not loss).

          "Net Proceeds" means the
aggregate cash proceeds received by
the Company or any of its Restricted
Subsidiaries in respect of any Asset
Sale (including, without limitation,
any cash received upon the sale or
other disposition of any non-cash
consideration received in any Asset
Sale), net of the direct costs
relating to such Asset Sale
(including, without limitation,
legal, accounting and investment
banking fees, and sales commissions),
any relocation expenses incurred as a
result thereof, any taxes paid or
payable by the Company or any of its
Restricted Subsidiaries as a result
thereof (after taking into account
any available tax credits or
deductions and any tax sharing
arrangements) and any reserve for
adjustment in respect of the sale
price of such asset or assets
established in accordance with GAAP.

          "Non-Recourse Debt" means
Indebtedness (i) as to which neither
the Company nor any of its Restricted
Subsidiaries (a) provides credit
support of any kind (including any
undertaking, agreement or instrument
that would constitute Indebtedness),
(b) is directly or indirectly liable
(as a guarantor or otherwise), or (c)
constitutes the lender, (ii) no
default with respect to which
(including any rights that the
holders thereof may have to take
enforcement action against an
Unrestricted Subsidiary) would permit
(upon notice, lapse of time or both)
any holder of any other Indebtedness
of the Company or any of its
Restricted Subsidiaries to declare a
default on such other Indebtedness or
cause the payment thereof to be
accelerated or payable prior to its
stated maturity and (iii) as to which
the lenders have been notified in
writing that they will not have any
recourse to the stock or assets of
the Company or any of its Restricted
Subsidiaries.

          "Non-Recourse Real Estate
Debt" means Indebtedness (i) as to
which neither the Company nor any of
its Restricted Subsidiaries, other
than Real Estate Subsidiaries, (a)
provides credit support of any kind
(including any undertaking, agreement
or instrument that would constitute
Indebtedness), (b) is directly or
indirectly liable (as a guarantor or
otherwise), or (c) constitutes the
lender, (ii) no default with respect
to which (including any rights that
the holders thereof may have to take
enforcement action against a Real
Estate Subsidiary) would permit (upon
notice, lapse of time or both) any
holder of any other Indebtedness of
the Company or any of its Restricted
Subsidiaries, other than Real Estate
Subsidiaries, to declare a default on
such other Indebtedness or cause the
payment thereof to be accelerated or
payable prior to its stated maturity
and (iii) as to which the lenders
have been notified in writing that
they will not have any recourse to
the stock or assets of the Company or
any of its Restricted Subsidiaries,
other than Real Estate Subsidiaries,
except, in each case, to the extent
permitted by the provisions of
Section 4.09 hereof.

          "Note Custodian" means the
Trustee, as custodian with respect to
the Notes in global form, or any
successor entity thereto.

          "Obligations" with respect
to any instrument or agreement means
any and all principal, interest
(including Post-Petition Interest),
penalties, premiums, fees (including
without limitation, to the extent
provided for in such instrument or
agreement, fees and expenses of
counsel), indemnifications,
reimbursements, damages and other
charges, obligations and liabilities
existing from time to time under such
instrument or agreement, whether
direct or indirect, joint or several,
actual, absolute or contingent,
matured or unmatured, liquidated or
unliquidated, secured or unsecured,
arising by contract, operation of law
or otherwise, including any
obligations or liabilities to repay,
redeem, repurchase, retire, acquire
or defease any Indebtedness under
such instrument or agreement, or any
obligation to establish a sinking
fund for any such purpose.

          "Officer" means, with
respect to any Person, the Chairman
of the Board, the Chief Executive
Officer, the President, the Chief
Operating Officer, the Chief
Financial Officer, the Treasurer, any
Assistant Treasurer, the Controller,
the Secretary, any Assistant
Secretary or any Vice President of
such Person.

          "Officers' Certificate"
means, with respect to the Company or
any Guarantor, a certificate signed
on behalf of the Company or such
Guarantor by two Officers of the
Company or such Guarantor, one of
whom must be the principal executive
officer, the principal financial
officer, the treasurer or the
principal accounting officer of the
Company or such Guarantor, that meets
the requirements of Section 12.05
hereof.

          "Opinion of Counsel" means
an opinion from legal counsel who is
not unsatisfactory to the Trustee,
that meets the requirements of
Section 12.05 hereof.  The counsel
may be an employee of or counsel to
the Company, any Subsidiary of the
Company or the Trustee.

          "Permitted Holders" means
Leslie B. Otten (or, in the event of
his incompetence or death, his estate
and his and his estate's heirs,
executor, administrator, committee or
other representative (collectively,
"Heirs")) and any Person in which
Leslie B. Otten and his Heirs,
directly or indirectly, have an 80%
controlling interest.

          "Permitted Investments"
means (i) any Investment in the
Company or in a Wholly Owned
Restricted Subsidiary of the Company
that is a Guarantor; (ii) any
Investment in Cash Equivalents; (iii)
any Investment by the Company or any
of its Restricted Subsidiaries in a
Person if, as a result of such
Investment, (a) such Person becomes a
Wholly Owned Restricted Subsidiary of
the Company and becomes a Guarantor
or (b) such Person is merged,
consolidated or amalgamated with or
into, or transfers or conveys
substantially all of its assets to,
or is liquidated into, the Company or
a Wholly Owned Restricted Subsidiary
of the Company that is a Guarantor;
(iv) any Restricted Investment made
as a result of the receipt of
non-cash consideration from an Asset
Sale that was made pursuant to and in
compliance with  the provisions of
Section 4.10 hereof and (v)
Guarantees of Indebtedness permitted
to be made pursuant to clause (vi) of
Section 4.09 hereof.

          "Permitted Liens" means (i)
Liens securing Senior Debt of the
Company and its Restricted
Subsidiaries; (ii) Liens securing
Indebtedness that is pari passu in
right of payment with the Notes,
provided that the Notes are equally
and ratably secured, (iii) Liens in
favor of the Company or any of its
Restricted Subsidiaries; (iv) Liens
on property of a Person existing at
the time such Person is merged into
or consolidated with the Company or
any of its Restricted Subsidiaries,
provided that such Liens were in
existence prior to the contemplation
of such merger or consolidation and
do not extend to any assets other
than those of the Person merged into
or consolidated with the Company or
any such Restricted Subsidiary; (v)
Liens on property existing at the
time of acquisition thereof by the
Company or any of its Restricted
Subsidiaries, provided that such
Liens were in existence prior to the
contemplation of such acquisition;
(vi) Liens to secure the performance
of statutory obligations, surety or
appeal bonds, performance bonds or
other obligations of a like nature
incurred in the ordinary course of
business; (vii) Liens to secure
Indebtedness permitted by clause (v)
of the second paragraph of Section
4.09 hereof covering only the assets
acquired with such Indebtedness;
(viii) Liens existing on the date of
this Indenture; (ix) Liens for taxes,
assessments or governmental charges
or claims that are not yet delinquent
or that are being contested in good
faith by appropriate proceedings
promptly instituted and diligently
concluded, provided that any reserve
or other appropriate provision as
shall be required in conformity with
GAAP shall have been made therefor;
(x) Liens incurred in the ordinary
course of business of the Company or
any of its Restricted Subsidiaries
with respect to obligations that do
not exceed $2.0 million at any one
time outstanding and that (a) are not
incurred in connection with the
borrowing of money or the obtaining
of advances or credit (other than
trade credit in the ordinary course
of business) and (b) do not in the
aggregate materially detract from the
value of the property or materially
impair the use thereof in the
operation of business by the Company
or any such Restricted Subsidiary;
(xi) Liens on assets of Real Estate
Subsidiaries securing Non-Recourse
Real Estate Debt; and (xii) Liens on
the Pledge Account in favor of the
Collateral Agent.

          "Permitted Real Estate
Project" means a project relating to
one or more of the purposes for which
Real Estate Subsidiaries may be
formed.

          "Permitted Refinancing
Debt" means any Indebtedness of the
Company or any of its Restricted
Subsidiaries issued in exchange for,
or the net proceeds of which are used
to extend, refinance, renew, replace,
defease or refund other Indebtedness
of the Company or any such Restricted
Subsidiary; provided that: (i) the
principal amount (or accreted value,
if applicable) of such Permitted
Refinancing Debt does not exceed the
principal amount (or accreted value,
if applicable) of the Indebtedness so
extended, refinanced, renewed,
replaced, defeased or refunded (plus
the amount of reasonable expenses
incurred in connection therewith);
(ii) such Permitted Refinancing Debt
has a final maturity date no earlier
than the final maturity date of, and
has a Weighted Average Life to
Maturity equal to or greater than the
Weighted Average Life to Maturity of,
the Indebtedness being extended,
refinanced, renewed, replaced,
defeased or refunded; (iii) if the
Indebtedness being extended,
refinanced, renewed, replaced,
defeased or refunded is subordinated
in right of payment to the Notes,
such Permitted Refinancing Debt has a
final maturity date no earlier than
the final maturity date of, and is
subordinated in right of payment to,
the Notes on terms at least as
favorable to the Holders of Notes as
those contained in the documentation
governing the Indebtedness being
extended, refinanced, renewed,
replaced, defeased or refunded; and
(iv) such Indebtedness is incurred
only by the Company or the Restricted
Subsidiary that is the obligor on the
Indebtedness being extended,
refinanced, renewed, replaced,
defeased or refunded.

          "Person" means any
individual, corporation, partnership,
joint venture, association, joint-
stock company, trust, unincorporated
organization or government or agency
or political subdivision thereof
(including any subdivision or ongoing
business of any such entity or
substantially all of the assets of
any such entity, subdivision or
business).

          "Pledge Account" means the
Pledge Account pledged by the Company
to the Collateral Agent for the
benefit of Holders of the Notes
pursuant to the Pledge and
Disbursement Agreement.

          "Pledge and Disbursement
Agreement" means the Pledge and
Disbursement Agreement, dated as of
the date of this Indenture, by and
between the Collateral Agent and the
Company, governing the establishment
and maintenance of, and disbursement
from, the Pledge Account.

          "Registration Rights
Agreement" means the Registration
Rights Agreement, dated as of the
date hereof, by and among the
Company, the Guarantors and the
initial purchasers named therein with
respect to the Notes, as such
agreement may be amended, modified or
supplemented from time to time.

          "Responsible Officer," when
used with respect to the Trustee,
means any officer within the
Corporate Trust Administration of the
Trustee (or any successor group of
the Trustee) or, with respect to a
particular corporate trust matter,
any other officer to whom such matter
is referred because of his knowledge
of and familiarity with the
particular subject.

          "Real Estate Subsidiary"
means a Restricted Subsidiary of the
Company that was formed for the
purpose of developing, constructing
and marketing hotel, condominium,
interval ownership and other
residential real estate projects,
together with commercial and other
space functionally related or
complementary thereto, and that is
designated by the Board of Directors
of the Company as a Real Estate
Subsidiary.

          "Restricted Investment"
means any Investment other than a
Permitted Investment.

          "Restricted Subsidiary" of
a Person means any Subsidiary of such
Person that is not an Unrestricted
Subsidiary.

          "SEC" means the Securities
and Exchange Commission.

          "Securities Act" means the
Securities Act of 1933, as amended.

          "Senior Agent" means (i)
until all Indebtedness under the Bank
Credit Agreements is paid in full in
cash, the agent (or the institution
performing similar functions) under
the Bank Credit Agreement under which
the greatest aggregate principal
amount of Indebtedness is outstanding
and (ii) if all Indebtedness under
the Bank Credit Agreements has been
paid in full, the Person (or
representative of the Persons)
holding the greatest amount of Senior
Debt.

          "Senior Debt" of any Person
means and includes all principal of,
premium and interest on and other
Obligations with respect to (i) the
Bank Credit Agreements and (ii) any
other Indebtedness of such Person
(other than as otherwise provided in
this definition), whether outstanding
on the date of issuance of the Notes
or thereafter incurred; provided,
however, Senior Debt shall not
include: (a) except in the case of
Indebtedness under the Credit
Agreement dated as of June 28, 1996
among the Company, various
Subsidiaries of the Company, Fleet
National Bank, as Agent, and the
lenders party thereto, and the
guarantees of various Subsidiaries of
the Company issued in connection
therewith, in each case as modified,
amended and in effect from time to
time, any Indebtedness which by the
terms of the instrument creating or
evidencing the same is subordinated
or junior in right of payment to any
other Senior Debt in any respect or
(b) that portion of any Indebtedness
incurred in violation of this
Indenture.  Notwithstanding the
foregoing, Senior Debt shall not
include (1) Indebtedness evidenced by
the Notes, (2) Indebtedness which
when incurred and without respect to
any election under Section 1111(b) of
the United States Bankruptcy Code is
without recourse to such Person, (3)
any liability for foreign, federal,
state, local or other taxes owed or
owing by such Person, (4)
Indebtedness of such Person to the
extent such liability constitutes
Indebtedness to a Subsidiary or any
other Affiliate of such Person or any
of such Affiliate's subsidiaries, (5)
Indebtedness for the purchase of
goods or materials in the ordinary
course of business except purchase-
money Indebtedness secured by a
security interest in or Lien upon the
goods or materials purchased or (6)
Indebtedness owed by such Person for
compensation to employees or for
services.

          "Significant Subsidiary"
means any Restricted Subsidiary that
would be a "significant subsidiary"
as defined in Article 1, Rule 1-02 of
Regulation S-X, promulgated pursuant
to the Securities Act, as such
Regulation is in effect on the date
hereof.

          "Subordinated Note
Indenture" means the Indenture, dated
the date hereof, among the Company,
the Guarantors and United States
Trust Company of New York, as
trustee, relating to the Subordinated
Notes, as in effect on the date
hereof.

          "Subordinated Note
Subsidiary Guarantees" means the
Guarantee of the Subordinated Notes
by the Guarantors.

          "Subordinated Notes" means
the 13:% Subordinated Discount Notes
due 2007 of the Company.

          "Subsidiary" means, with
respect to any Person, (i) any
corporation, association or other
business entity of which more than
50% of the total voting power of
shares of Capital Stock entitled
(without regard to the occurrence of
any contingency) to vote in the
election of directors, managers or
trustees thereof is at the time owned
or controlled, directly or
indirectly, by such Person or one or
more of the other Subsidiaries of
such Person (or a combination
thereof) and (ii) any partnership (a)
the sole general partner or the
managing general partner of which is
such Person or a Subsidiary of such
Person or (b) the only general
partners of which are such Person or
of one or more Subsidiaries of such
Person (or any combination thereof).

          "TIA" means the Trust
Indenture Act of 1939 (15 U.S.C.
'' 77aaa-77bbbb) as in effect on the
date on which this Indenture is
qualified under the TIA.

          "Transfer Restricted
Securities" means securities that
bear or are required to bear the
legend set forth in Section 2.06
hereof.

          "Trustee" means the party
named as such above until a successor
replaces it in accordance with the
applicable provisions of this
Indenture and thereafter means the
successor serving hereunder.

          "Unrestricted Subsidiary"
means any Subsidiary (i) that is
designated by the Board of Directors
of the Company as an Unrestricted
Subsidiary pursuant to a Board
Resolution, but only to the extent
that such Subsidiary (i) has no
Indebtedness other than Non-Recourse
Debt, (ii) is not party to any
agreement, contract, arrangement or
understanding with the Company or any
of its Restricted Subsidiaries unless
the terms of any such agreement,
contract, arrangement or
understanding are no less favorable
to the Company or such Restricted
Subsidiary than those that might be
obtained at the time from Persons who
are not Affiliates of the Company,
(iii) is a Person with respect to
which neither the Company nor any of
its Restricted Subsidiaries has any
direct or indirect obligation (a) to
subscribe for additional Equity
Interests or (b) to maintain or
preserve such Person's financial
condition or to cause such Person to
achieve any specified levels of
operating results (except, in the
case of Ski Insurance Company, for
the indirect obligation to maintain
adequate reserves and capital as
required by the State of Vermont),
(iv) has not guaranteed or otherwise
directly or indirectly provided
credit support for any Indebtedness
of the Company or any of its
Restricted Subsidiaries and (v) has
at least one disinterested member of
its board of directors. Any such
designation by the Board of Directors
of the Company shall be evidenced to
the Trustee by filing with the
Trustee a certified copy of the Board
Resolution giving effect to such
designation and an Officers'
Certificate certifying that such
designation complied with the
foregoing conditions and was
permitted by Section 4.07 hereof. If,
at any time, any Unrestricted
Subsidiary would fail to meet the
foregoing requirements as an
Unrestricted Subsidiary, it shall
thereafter cease to be an
Unrestricted Subsidiary for purposes
of this Indenture and any
Indebtedness of such Subsidiary shall
be deemed to be incurred by a
Restricted Subsidiary of the Company
as of such date (and, if such
Indebtedness is not permitted to be
incurred as of such date under by
Section 4.09 hereof, the Company
shall be in default of such
covenant). The Board of Directors of
the Company may at any time designate
any Unrestricted Subsidiary to be a
Restricted Subsidiary, provided that
such designation shall be deemed to
be an incurrence of Indebtedness by a
Restricted Subsidiary of the Company
of any outstanding Indebtedness of
such Unrestricted Subsidiary and such
designation shall only be permitted
if (i) such Indebtedness is permitted
by Section 4.09 hereof and (ii) no
Default or Event of Default would be
in existence following such
designation; and, provided, further,
that such Subsidiary shall execute a
Subsidiary Guarantee and deliver an
opinion of counsel in accordance with
the terms of this Indenture.

          "Weighted Average Life to
Maturity" means, when applied to any
Indebtedness at any date, the number
of years obtained by dividing (i) the
sum of the products obtained by
multiplying (a) the amount of each
then remaining installment, sinking
fund, serial maturity or other
required payments of principal,
including payment at final maturity,
in respect thereof, by (b) the number
of years (calculated to the nearest
one-twelfth) that will elapse between
such date and the making of such
payment, by (ii) the then outstanding
principal amount of such
Indebtedness.

          "Wholly Owned Restricted
Subsidiary" of any Person means a
Restricted Subsidiary of such Person
all of the outstanding Capital Stock
or other ownership interests of which
(other than directors' qualifying
shares) shall at the time be owned by
such Person and the Wholly Owned
Restricted Subsidiaries of such
Person.

Section 1.02.    Other Definitions.

Defined in
                                 Term
Section

          "Affiliate     Transaction"
4.12
          "Asset     Sale      Offer"
3.09
              "Bank          Lenders"
10.02
             "Bankruptcy         Law"
6.01
       "Change   of  Control   Offer"
4.15
       "Change  of  Control  Payment"
4.15
     "Change of Control Payment Date"
4.15
           "Covenant      Defeasance"
8.03
                          "Custodian"
6.01
                                "DTC"
2.03
          "Event      of     Default"
6.01
             "Excess        Proceeds"
4.10
                              "incur"
4.09
     "Insolvency or Liquidation
                          Proceeding"
10.02
            "Legal        Defeasance"
8.02
              "Offer          Amount"
3.09
              "Offer          Period"
3.09
              "Paying          Agent"
2.03
        "Payment   Blockage    Notice
10.04
             "Payment        Default"
6.01
         "Post-Petition     Interest"
10.02
              "Purchase         Date"
3.09
                          "Registrar"
2.03
                     "Representative"
10.02
           "Restricted      Payments"
4.07
          "Senior     Bank      Debt"
10.02
            "Stock        Collateral"
10.02
        "Subordinated    Obligations"
10.02

Section 1.03.    Incorporation by
            Reference of Trust
            Indenture Act.

          Whenever this Indenture
refers to a provision of the TIA, the
provision is incorporated by
reference in and made a part of this
Indenture.

          The following TIA terms
used in this Indenture have the
following meanings:

          "indenture securities"
means the Notes;

          "indenture security holder"
means a Holder of a Note;

          "indenture to be qualified"
means this Indenture;

          "indenture trustee" or
"institutional trustee" means the
Trustee;

          "obligor" on the Notes and
the Subsidiary Guarantees means the
Company and the Guarantors,
respectively, and any successor
obligor upon the Notes and the
Subsidiary Guarantees, respectively.

          All other terms used in
this Indenture that are defined by
the TIA, defined by TIA reference to
another statute or defined by SEC
rule under the TIA have the meanings
so assigned to them.

Section 1.04.    Rules of
            Construction.

          Unless the context
otherwise requires:

          (1)  a term has the meaning
assigned to it;

        (2)  an accounting term not
   otherwise defined has the meaning
   assigned to it in accordance with
   GAAP;

          (3)  "or" is not exclusive;

        (4)  words in the singular
   include the plural, and in the
   plural include the singular;

        (5)  provisions apply to
   successive events and
   transactions; and

        (6)  references to sections
   of or rules under the Securities
   Act shall be deemed to include
   substitute, replacement of
   successor sections or rules
   adopted by the SEC from time to
   time.

ARTICLE 2
THE NOTES

Section 2.01.    Form and Dating.

          The Notes and the Trustee's
certificate of authentication shall
be substantially in the form of
Exhibit A hereto, provided that in
the case of the Series B Notes, the
references to the Series A Notes in
the headings on pages A-1 and A-2
thereof shall be to the Series B
Notes.  The Subsidiary Guarantees
shall be substantially in the form of
Exhibit D hereto, the terms of which
are incorporated in and made part of
this Indenture.  The Notes may have
notations, legends or endorsements
required by law, stock exchange rule
or usage.  Each Note shall be dated
the date of its authentication.  The
Notes shall be in denominations of
$1,000 and integral multiples
thereof.

          The terms and provisions
contained in the Notes shall
constitute, and are hereby expressly
made, a part of this Indenture and
the Company and the Trustee, by their
execution and delivery of this
Indenture, expressly agree to such
terms and provisions and to be bound
thereby.

          Notes issued in global form
shall be substantially in the form of
Exhibit A attached hereto (including
the text referred to in footnotes 1
and 2 thereto).  Notes issued in
certificated form shall be
substantially in the form of Exhibit
A attached hereto (but without
including the text referred to in
footnotes 1 and 2 thereto).  Each
Global Note shall represent such of
the outstanding Notes as shall be
specified therein and each shall
provide that it shall represent the
aggregate amount of outstanding Notes
from time to time endorsed thereon
and that the aggregate amount of
outstanding Notes represented thereby
may from time to time be reduced or
increased, as appropriate, to reflect
exchanges and redemptions.  Any
endorsement of a Global Note to
reflect the amount of any increase or
decrease in the amount of outstanding
Notes represented thereby shall be
made by the Trustee or the Note
Custodian, at the direction of the
Trustee, in accordance with
instructions given by the Holder
thereof as required by Section 2.06
hereof.

Section 2.02.    Execution and
            Authentication.

          Two Officers shall sign the
Notes for the Company by manual or
facsimile signature.

          If an Officer whose
signature is on a Note no longer
holds that office at the time a Note
is authenticated, the Note shall
nevertheless be valid.

          A Note shall not be valid
until authenticated by the manual
signature of the Trustee.  The
signature shall be conclusive
evidence that the Note has been
authenticated under this Indenture.

          The Trustee shall, upon a
written order of the Company signed
by two Officers, authenticate Series
A Notes for original issue up to the
aggregate principal amount stated in
paragraph 4 of the Notes and Series B
Notes for original issuance up to the
aggregate principal amount stated in
paragraph 4 of the Notes.  The
aggregate principal amount of Notes
outstanding at any time may not
exceed $120,000,000 in aggregate
principal amount except as provided
in Section 2.07 hereof.

          The Trustee may appoint an
authenticating agent acceptable to
the Company to authenticate Notes.
An authenticating agent may
authenticate Notes whenever the
Trustee may do so.  Each reference in
this Indenture to authentication by
the Trustee includes authentication
by such agent.  An authenticating
agent has the same rights as an Agent
to deal with the Company or an
Affiliate of the Company.

Section 2.03.    Registrar and Paying
            Agent.

          The Company shall maintain
an office or agency where Notes may
be presented for registration of
transfer or for exchange
("Registrar") and an office or agency
where Notes may be presented for
payment ("Paying Agent").  The
Registrar shall keep a register of
the Notes and of their transfer and
exchange.  The Company may appoint
one or more co-registrars and one or
more additional paying agents.  The
term "Registrar" includes any
co-registrar and the term "Paying
Agent" includes any additional paying
agent.  The Company may change any
Paying Agent or Registrar without
notice to any Holder.  The Company
shall notify the Trustee in writing
of the name and address of any Agent
not a party to this Indenture.  If
the Company fails to appoint or
maintain another entity as Registrar
or Paying Agent, the Trustee shall
act as such.  The Company or any of
its Subsidiaries may act as Paying
Agent or Registrar.

          The Company initially
appoints The Depository Trust Company
("DTC") to act as Depositary with
respect to the Global Notes.

          The Company initially
appoints the Trustee to act as the
Registrar and Paying Agent and to act
as Note Custodian with respect to the
Global Notes.

Section 2.04.    Paying Agent to Hold
            Money in Trust.

          The Company shall require
each Paying Agent other than the
Trustee to agree in writing that the
Paying Agent will hold in trust for
the benefit of Holders or the Trustee
all money held by the Paying Agent
for the payment of principal of and
premium, interest and Liquidated
Damages, if any, on the Notes, and
will notify the Trustee of any
default by the Company or any
Guarantor in making any such payment.
While any such default continues, the
Trustee may require a Paying Agent to
pay all money held by it to the
Trustee.  The Company at any time may
require a Paying Agent to pay all
money held by it to the Trustee.
Upon payment over to the Trustee, the
Paying Agent (if other than the
Company or a Subsidiary) shall have
no further liability for the money.
If the Company or a Subsidiary acts
as Paying Agent, it shall segregate
and hold in a separate trust fund for
the benefit of the Holders all money
held by it as Paying Agent.  Upon any
bankruptcy or reorganization
proceedings relating to the Company
or a Guarantor, the Trustee shall
serve as Paying Agent for the Notes.

Section 2.05.    Holder Lists.

          The Trustee shall preserve
in as current a form as is reasonably
practicable the most recent list
available to it of the names and
addresses of all Holders and shall
otherwise comply with TIA ' 312(a).
If the Trustee is not the Registrar,
the Company and/or the Guarantors
shall furnish to the Trustee at least
seven Business Days before each
interest payment date and at such
other times as the Trustee may
request in writing, a list in such
form and as of such date as the
Trustee may reasonably require of the
names and addresses of the Holders of
Notes and the Company and the
Guarantors shall otherwise comply
with TIA Section 312(a).

Section 2.06.    Transfer and
            Exchange.

          (a)   Transfer and Exchange
of Certificated Notes.  When
Certificated Notes are presented by a
Holder to the Registrar with a
request:

                      (x)  to
            register the transfer of
            the Certificated Notes;
            or

                      (y)  to
            exchange such
            Certificated Notes for an
            equal principal amount of
            Certificated Notes of
            other authorized
            denominations,

the Registrar shall register the
transfer or make the exchange as
requested if its requirements for
such transactions are met; provided,
however, that the Certificated Notes
presented or surrendered for register
of transfer or exchange:

                              (i)
               shall be duly endorsed
               or accompanied by a
               written instruction of
               transfer in form
               satisfactory to the
               Registrar duly
               executed by such
               Holder or by his
               attorney, duly
               authorized in writing;
               and

                              (ii) in
               the case of a
               Certificated Note that
               is a Transfer
               Restricted Security,
               such request shall be
               accompanied by the
               following additional
               information and
               documents, as
               applicable:


(A)  if such
                  Transfer Restricted
                  Security is being
                  delivered to the
                  Registrar by a
                  Holder for
                  registration in the
                  name of such
                  Holder, without
                  transfer, a
                  certification to
                  that effect from
                  such Holder (in
                  substantially the
                  form of Exhibit B
                  hereto); or


(B)  if such
                  Transfer Restricted
                  Security is being
                  transferred to a
                  "qualified
                  institutional
                  buyer" (as defined
                  in Rule 144A under
                  the Securities Act)
                  in accordance with
                  Rule 144A under the
                  Securities Act or
                  pursuant to an
                  exemption from
                  registration in
                  accordance with
                  Rule 144 or Rule
                  904 under the
                  Securities Act or
                  pursuant to an
                  effective
                  registration
                  statement under the
                  Securities Act, a
                  certification to
                  that effect from
                  such Holder (in
                  substantially the
                  form of Exhibit B
                  hereto); or


(C)  if such
                  Transfer Restricted
                  Security is being
                  transferred in
                  reliance on another
                  exemption from the
                  registration
                  requirements of the
                  Securities Act, a
                  certification to
                  that effect from
                  such Holder (in
                  substantially the
                  form of Exhibit B
                  hereto) and an
                  Opinion of Counsel
                  from such Holder or
                  the transferee
                  reasonably
                  acceptable to the
                  Company and to the
                  Registrar to the
                  effect that such
                  transfer is in
                  compliance with the
                  Securities Act.

          (b)  Transfer of a
Certificated Note for a Beneficial
Interest in a Global Note.  A
Certificated Note may not be
exchanged for a beneficial interest
in a Global Note except upon
satisfaction of the requirements set
forth below.  Upon receipt by the
Trustee of a Certificated Note, duly
endorsed or accompanied by
appropriate instruments of transfer,
in form satisfactory to the Trustee,
together with:

              (i)  if such
         Certificated Note is a
         Transfer Restricted
         Security, a certification
         from the Holder thereof (in
         substantially the form of
         Exhibit B hereto) to the
         effect that such
         Certificated Note is being
         transferred by such Holder
         to a "qualified
         institutional buyer" (as
         defined in Rule 144A under
         the Securities Act) in
         accordance with Rule 144A
         under the Securities Act;
         and

              (ii) whether or not
         such Certificated Note is a
         Transfer Restricted
         Security, written
         instructions from the Holder
         thereof directing the
         Trustee to make, or to
         direct the Note Custodian to
         make, an endorsement on the
         Global Note to reflect an
         increase in the aggregate
         principal amount of the
         Notes represented by the
         Global Note,

the Trustee shall cancel such
Certificated Note in accordance with
Section 2.11 hereof and cause, or
direct the Note Custodian to cause,
in accordance with the standing
instructions and procedures existing
between the Depositary and the Note
Custodian, the aggregate principal
amount of Notes represented by the
Global Note to be increased
accordingly.  If no Global Notes are
then outstanding, the Company shall
issue and, upon receipt of an
authentication order in accordance
with Section 2.02 hereof, the Trustee
shall authenticate a new Global Note
in the appropriate principal amount.

          (c)  Transfer and Exchange
of Global Notes.  The transfer and
exchange of Global Notes or
beneficial interests therein shall be
effected through the Depositary, in
accordance with this Indenture and
the procedures of the Depositary
therefor, which shall include
restrictions on transfer comparable
to those set forth herein to the
extent required by the Securities
Act.

              (d)  Transfer of a
         Beneficial Interest in a
         Global Note for a
         Certificated Note.

                      (i)  Any Person
            having a beneficial
            interest in a Global Note
            may upon request exchange
            such beneficial interest
            for a Certificated Note.
            Upon receipt by the
            Trustee of written
            instructions or such
            other form of
            instructions as is
            customary for the
            Depositary, from the
            Depositary or its nominee
            on behalf of any Person
            having a beneficial
            interest in a Global
            Note, and, in the case of
            a Transfer Restricted
            Security, the following
            additional information
            and documents (all of
            which may be submitted by
            facsimile):


(A)  if such
                  beneficial interest
                  is being
                  transferred to the
                  Person designated
                  by the Depositary
                  as being the
                  beneficial owner, a
                  certification to
                  that effect from
                  such Person (in
                  substantially the
                  form of Exhibit B
                  hereto); or


(B)  if such
                  beneficial interest
                  is being
                  transferred to a
                  "qualified
                  institutional
                  buyer" (as defined
                  in Rule 144A under
                  the Securities Act)
                  in accordance with
                  Rule 144A under the
                  Securities Act or
                  pursuant to an
                  exemption from
                  registration in
                  accordance with
                  Rule 144 or Rule
                  904 under the
                  Securities Act or
                  pursuant to an
                  effective
                  registration
                  statement under the
                  Securities Act, a
                  certification to
                  that effect from
                  the transferor (in
                  substantially the
                  form of Exhibit B
                  hereto); or


(C)  if such
                  beneficial interest
                  is being
                  transferred in
                  reliance on another
                  exemption from the
                  registration
                  requirements of the
                  Securities Act, a
                  certification to
                  that effect from
                  the transferor (in
                  substantially the
                  form of Exhibit B
                  hereto) and an
                  Opinion of Counsel
                  from the transferee
                  or transferor
                  reasonably
                  acceptable to the
                  Company and to the
                  Registrar to the
                  effect that such
                  transfer is in
                  compliance with the
                  Securities Act,

                           the
            Trustee or the Note
            Custodian, at the
            direction of the Trustee,
            shall, in accordance with
            the standing instructions
            and procedures existing
            between the Depositary
            and the Note Custodian,
            cause the aggregate
            principal amount of
            Global Notes to be
            reduced accordingly and,
            following such reduction,
            the Company shall execute
            and, upon receipt of an
            authentication order in
            accordance with Section
            2.02 hereof, the Trustee
            shall authenticate and
            deliver to the transferee
            a Certificated Note in
            the appropriate principal
            amount.

                      (ii)
            Certificated Notes issued
            in exchange for a
            beneficial interest in a
            Global Note pursuant to
            this Section 2.06(d)
            shall be registered in
            such names and in such
            authorized denominations
            as the Depositary,
            pursuant to instructions
            from its direct or
            indirect participants or
            otherwise, shall instruct
            the Trustee.  The Trustee
            shall deliver such
            Certificated Notes to the
            Persons in whose names
            such Notes are so
            registered.

          (e)  Restrictions on
Transfer and Exchange of Global
Notes.  Notwithstanding any other
provision of this Indenture (other
than the provisions set forth in
subsection (f) of this Section 2.06),
a Global Note may not be transferred
as a whole except by the Depositary
to a nominee of the Depositary or by
a nominee of the Depositary to the
Depositary or another nominee of the
Depositary or by the Depositary or
any such nominee to a successor
Depositary or a nominee of such
successor Depositary.

              (f)  Authentication of
         Certificated Notes in
         Absence of Depositary.  If
         at any time:

                      (i)  the
            Depositary for the Notes
            notifies the Company that
            the Depositary is
            unwilling or unable to
            continue as Depositary
            for the Global Notes and
            a successor Depositary
            for the Global Notes is
            not appointed by the
            Company within 90 days
            after delivery of such
            notice; or

                      (ii) the
            Company, at its sole
            discretion, notifies the
            Trustee in writing that
            it elects to cause the
            issuance of Certificated
            Notes under this
            Indenture,

then the Company shall execute, and
the Trustee shall, upon receipt of an
authentication order in accordance
with Section 2.02 hereof,
authenticate and deliver,
Certificated Notes in an aggregate
principal amount equal to the
principal amount of the Global Notes
in exchange for such Global Notes.

           (g)  Legends.

                      (i)  Except as
            permitted by the
            following paragraphs (ii)
            and (iii), each Note
            certificate evidencing
            Global Notes and
            Certificated Notes (and
            all Notes issued in
            exchange therefor or
            substitution thereof)
            shall bear legends in
            substantially the
            following form:

                "THE SECURITY (OR ITS
      PREDECESSOR) EVIDENCED HEREBY
      WAS ORIGINALLY ISSUED IN A
      TRANSACTION EXEMPT FROM
      REGISTRATION UNDER SECTION 5 OF
      THE SECURITIES ACT OF 1933 (THE
      "SECURITIES ACT"), AND THE
      SECURITY EVIDENCED HEREBY MAY
      NOT BE OFFERED, SOLD OR
      OTHERWISE TRANSFERRED IN THE
      ABSENCE OF SUCH REGISTRATION OR
      AN APPLICABLE EXEMPTION
      THEREFROM.  EACH PURCHASER OF
      THE SECURITY EVIDENCED HEREBY
      IS HEREBY NOTIFIED THAT THE
      SELLER MAY BE RELYING ON THE
      EXEMPTION FROM THE PROVISIONS
      OF SECTION 5 OF THE SECURITIES
      ACT PROVIDED BY RULE 144A
      THEREUNDER.  THE HOLDER OF THE
      SECURITY EVIDENCED HEREBY
      AGREES FOR THE BENEFIT OF THE
      COMPANY THAT (A) SUCH SECURITY
      MAY BE RESOLD, PLEDGED OR
      OTHERWISE TRANSFERRED, ONLY (1)
      (a) TO A PERSON WHO THE SELLER
      REASONABLY BELIEVES IS A
      QUALIFIED INSTITUTIONAL BUYER
      (AS DEFINED IN RULE 144A UNDER
      THE SECURITIES ACT) IN A
      TRANSACTION MEETING THE
      REQUIREMENTS OF RULE 144A,
      (b) IN A TRANSACTION MEETING
      THE REQUIREMENTS OF RULE 144
      UNDER THE SECURITIES ACT, (c)
      OUTSIDE THE UNITED STATES TO A
      FOREIGN PERSON IN A TRANSACTION
      MEETING THE REQUIREMENTS OF
      RULE 904 UNDER THE SECURITIES
      ACT OR (d) IN ACCORDANCE WITH
      ANOTHER EXEMPTION FROM THE
      REGISTRATION REQUIREMENTS OF
      THE SECURITIES ACT (AND BASED
      UPON AN OPINION OF COUNSEL IF
      THE COMPANY SO REQUESTS),
      (2) TO THE COMPANY OR
      (3) PURSUANT TO AN EFFECTIVE
      REGISTRATION STATEMENT AND, IN
      EACH CASE, IN ACCORDANCE WITH
      THE APPLICABLE SECURITIES LAWS
      OF ANY STATE OF THE UNITED
      STATES OR ANY OTHER APPLICABLE
      JURISDICTION AND (B) THE HOLDER
      WILL, AND EACH SUBSEQUENT
      HOLDER IS REQUIRED TO, NOTIFY
      ANY PURCHASER FROM IT OF THE
      SECURITY EVIDENCE HEREBY OF THE
      RESALE RESTRICTIONS SET FORTH
      IN (A) ABOVE."

                      (ii) Upon any
            sale or transfer of a
            Transfer Restricted
            Security (including any
            Transfer Restricted
            Security represented by a
            Global Note) pursuant to
            Rule 144 under the
            Securities Act or
            pursuant to an effective
            registration statement
            under the Securities Act:

                              (A)  in
               the case of any
               Transfer Restricted
               Security that is a
               Certificated Note, the
               Registrar shall permit
               the Holder thereof to
               exchange such Transfer
               Restricted Security
               for a Certificated
               Note that does not
               bear the legend set
               forth in (i) above and
               rescind any
               restriction on the
               transfer of such
               Transfer Restricted
               Security; and

                              (B)  in
               the case of any
               Transfer Restricted
               Security represented
               by a Global Note, such
               Transfer Restricted
               Security shall not be
               required to bear the
               legend set forth in
               (i) above, but shall
               continue to be subject
               to the provisions of
               Section 2.06(c)
               hereof; provided,
               however, that with
               respect to any request
               for an exchange of a
               Transfer Restricted
               Security that is
               represented by a
               Global Note for a
               Certificated Note that
               does not bear the
               legend set forth in
               (i) above, which
               request is made in
               reliance upon Rule
               144, the Holder
               thereof shall certify
               in writing to the
               Registrar that such
               request is being made
               pursuant to Rule 144
               (such certification to
               be substantially in
               the form of Exhibit B
               hereto).

                      (iii)
            Notwithstanding the
            foregoing, upon
            consummation of the
            Exchange Offer, the
            Company shall issue and,
            upon receipt of an
            authentication order in
            accordance with Section
            2.02 hereof, an Officers'
            Certificate certifying
            that the applicable
            registration statement is
            effective and an Opinion
            of Counsel in form and
            substance reasonably
            satisfactory to the
            Trustee as to all matters
            it reasonably deems
            appropriate with respect
            to the issuance, sale and
            delivery of the Series B
            Notes and the
            qualification of this
            Indenture under the TIA,
            the Trustee shall
            authenticate Series B
            Notes in exchange for
            Series A Notes accepted
            for exchange in the
            Exchange Offer, which
            Series B Notes shall not
            bear the legend set forth
            in (i) above, and the
            Registrar shall rescind
            any restriction on the
            transfer of such Notes,
            in each case unless the
            Holder of such Series A
            Notes is either (A) a
            broker-dealer, (B) a
            Person participating in
            the distribution of the
            Series A Notes or (C) a
            Person who is an
            affiliate (as defined in
            Rule 144A) of the
            Company.

          (h)  Cancellation and/or
Adjustment of Global Notes.  At such
time as all beneficial interests in
Global Notes have been exchanged for
Certificated Notes, redeemed,
repurchased or cancelled, all Global
Notes shall be returned to or
retained and cancelled by the Trustee
in accordance with Section 2.11
hereof.  At any time prior to such
cancellation, if any beneficial
interest in a Global Note is
exchanged for Certificated Notes,
redeemed, repurchased or cancelled,
the principal amount of Notes
represented by such Global Note shall
be reduced accordingly and an
endorsement shall be made on such
Global Note, by the Trustee or the
Notes Custodian, at the direction of
the Trustee, to reflect such
reduction.

              (i)  General Provisions
         Relating to Transfers and
         Exchanges.

                         (i)       To
               permit registrations
               of transfers and
               exchanges, the Company
               shall execute and the
               Trustee shall
               authenticate
               Certificated Notes and
               Global Notes at the
               Registrar's request.

                         (ii)      No
               service charge shall
               be made to a Holder
               for any registration
               of transfer or
               exchange, but the
               Company may require
               payment of a sum
               sufficient to cover
               any transfer tax or
               similar governmental
               charge payable in
               connection therewith
               (other than any such
               transfer taxes or
               similar governmental
               charge payable upon
               exchange or transfer
               pursuant to Sections
               3.07, 4.10, 4.15 and
               9.05 hereof).

                         (iii)
               The Registrar shall
               not be required to
               register the transfer
               of or exchange any
               Note selected for
               redemption in whole or
               in part, except the
               unredeemed portion of
               any Note being
               redeemed in part.

                         (iv)
               All Certificated Notes
               and Global Notes
               issued upon any
               registration of
               transfer or exchange
               of Certificated Notes
               or Global Notes shall
               be the valid
               obligations of the
               Company, evidencing
               the same debt, and
               entitled to the same
               benefits under this
               Indenture, as the
               Certificated Notes or
               Global Notes
               surrendered upon such
               registration of
               transfer or exchange.

                         (v)
               The Company shall not
               be required:

                              (A)  to
               issue, to register the
               transfer of or to
               exchange Notes during
               a period beginning at
               the opening of
               business 15 days
               before the day of any
               selection of Notes for
               redemption under
               Section 3.02 hereof
               and ending at the
               close of business on
               the day of selection;
               or

                              (B)  to
               register the transfer
               of or to exchange any
               Note so selected for
               redemption in whole or
               in part, except the
               unredeemed portion of
               any Note being
               redeemed in part; or

                              (C)  to
               register the transfer
               of or to exchange a
               Note between a record
               date and the next
               succeeding interest
               payment date.

                         (vi)
               Prior to due
               presentment for the
               registration of a
               transfer of any Note,
               the Trustee, any Agent
               and the Company may
               deem and treat the
               Person in whose name
               any Note is registered
               as the absolute owner
               of such Note for the
               purpose of receiving
               payment of principal
               of and interest on
               such Notes, and
               neither the Trustee,
               any Agent nor the
               Company shall be
               affected by notice to
               the contrary.

                         (vii)
               The Trustee shall
               authenticate
               Certificated Notes and
               Global Notes in
               accordance with the
               provisions of Section
               2.02 hereof.

Section 2.07.    Replacement Notes.

          If any mutilated Note is
surrendered to the Trustee, or each
of the Company and the Trustee
receives evidence to its satisfaction
of the destruction, loss or theft of
any Note, the Company shall issue and
the Trustee, upon the written order
of the Company signed by two Officers
of the Company, shall authenticate a
replacement Note if the Trustee's
requirements are met.  If required by
the Trustee or the Company, an
indemnity bond must be supplied by
the Holder that is sufficient in the
judgment of the Trustee and the
Company to protect the Company, the
Trustee, any Agent and any
authenticating agent from any loss
that any of them may suffer if a Note
is replaced.  The Company may charge
for its expenses in replacing a Note.

          Every replacement Note is
an additional obligation of the
Company and shall be entitled to all
of the benefits of this Indenture
equally and proportionately with all
other Notes duly issued hereunder.

Section 2.08.    Outstanding Notes.

          The Notes outstanding at
any time are all the Notes
authenticated by the Trustee except
for those cancelled by it, those
delivered to it for cancellation,
those reductions in the interest in a
Global Note effected by the Trustee
in accordance with the provisions
hereof, and those described in this
Section as not outstanding.  Except
as set forth in Section 2.09 hereof,
a Note does not cease to be
outstanding because the Company or an
Affiliate of the Company holds the
Note.

          If a Note is replaced
pursuant to Section 2.07 hereof, it
ceases to be outstanding unless the
Trustee receives proof satisfactory
to it that the replaced Note is held
by a bona fide purchaser.

          If the principal amount of
any Note is considered paid under
Section 4.01 hereof, it ceases to be
outstanding and interest on it ceases
to accrue.

          If the Trustee or the
Paying Agent (other than the Company,
a Subsidiary or an Affiliate of any
thereof) holds, on a redemption date
or maturity date, money sufficient to
pay principal, interest, premium and
Liquidated Damages, if any, on Notes
payable on that date, then on and
after that date such Notes shall be
deemed to be no longer outstanding
and shall cease to accrue interest.

Section 2.09.    Treasury Notes.

          In determining whether the
Holders of the required principal
amount of Notes have concurred in any
direction, waiver or consent, Notes
owned by the Company, by any
Guarantor, or by any Person directly
or indirectly controlling or
controlled by or under direct or
indirect common control with the
Company or any Guarantor, shall be
considered as though not outstanding,
except that for the purposes of
determining whether the Trustee shall
be protected in relying on any such
direction, waiver or consent, only
Notes that a Trustee knows are so
owned shall be so disregarded.

Section 2.10.    Temporary Notes.

          Until Certificated Notes
are ready for delivery, the Company
may prepare and the Trustee shall
authenticate temporary Notes upon a
written order of the Company signed
by two Officers of the Company.
Temporary Notes shall be
substantially in the form of
Certificated Notes but may have
variations that the Company considers
appropriate for temporary Notes and
as shall be reasonably acceptable to
the Trustee.  Without unreasonable
delay, the Company shall prepare and
the Trustee shall authenticate
Certificated Notes in exchange for
temporary Notes.

          Holders of temporary Notes
shall be entitled to all of the
benefits of this Indenture.

Section 2.11.    Cancellation.

          The Company at any time may
deliver Notes to the Trustee for
cancellation.  The Registrar and
Paying Agent shall forward to the
Trustee any Notes surrendered to them
for registration of transfer,
exchange or payment.  The Trustee and
no one else shall cancel all Notes
surrendered for registration of
transfer, exchange, payment,
replacement or cancellation and shall
destroy cancelled Notes (subject to
the record retention requirement of
the Exchange Act).  Certification of
the destruction of all cancelled
Notes shall be delivered to the
Company.  The Company may not issue
new Notes to replace Notes that it
has paid or that have been delivered
to the Trustee for cancellation.

Section 2.12.    Defaulted Interest.

          If the Company defaults in
a payment of interest on the Notes,
it shall pay the defaulted interest
in any lawful manner plus, to the
extent lawful, interest payable on
the defaulted interest, to the
Persons who are Holders on a
subsequent special record date, in
each case at the rate provided in the
Notes and in Section 4.01 hereof.
The Company shall notify the Trustee
in writing of the amount of defaulted
interest proposed to be paid on each
Note and the date of the proposed
payment.  The Company shall fix or
cause to be fixed each such special
record date and payment date,
provided that no such special record
date shall be less than 10 days prior
to the related payment date for such
defaulted interest.  At least 15 days
before the special record date, the
Company (or, upon the written request
of the Company, the Trustee in the
name and at the expense of the
Company) shall mail or cause to be
mailed to Holders a notice that
states the special record date, the
related payment date and the amount
of such interest to be paid.  The
provisions of this Section 2.12 shall
also apply to the Liquidated Damages,
if any, payable on any interest
payment date that is not punctually
paid or duly provided for on such
interest payment date.


     ARTICLE 3
     REDEMPTION AND PREPAYMENT


Section 3.01.    Notices to Trustee.

          If the Company elects to
redeem Notes pursuant to the optional
redemption provisions of Section 3.07
hereof, it shall furnish to the
Trustee, at least 45 days but not
more than 60 days before a redemption
date, an Officers' Certificate
setting forth (i) the clause of this
Indenture pursuant to which the
redemption shall occur, (ii) the
redemption date, (iii) the principal
amount of Notes to be redeemed and
(iv) the redemption price.

Section 3.02.    Selection of Notes
            to Be Redeemed.

          If less than all of the
Notes are to be redeemed at any time,
selection of the Notes for redemption
shall be made by the Trustee in
compliance with the requirements of
the principal national securities
exchange, if any, on which the Notes
are listed or, if the Notes are not
so listed, on a pro rata basis, by
lot or by such method as the Trustee
shall deem fair and appropriate.  In
the event of partial redemption on a
pro rata basis, by lot or any other
method, the particular Notes to be
redeemed shall be selected, unless
otherwise provided herein, not less
than 30 nor more than 60 days prior
to the redemption date by the Trustee
from the outstanding Notes not
previously called for redemption.

          The Trustee shall promptly
notify the Company in writing of the
Notes selected for redemption and, in
the case of any Note selected for
partial redemption, the principal
amount thereof to be redeemed.  Notes
and portions of Notes selected shall
be in amounts of $1,000 or whole
multiples of $1,000, except that if
all of the Notes of a Holder are to
be redeemed, the entire outstanding
amount of Notes held by such Holder,
even if not a multiple of $1,000,
shall be redeemed.  A new Note in
principal amount equal to the
unredeemed portion thereof will be
issued in the name of the Holder
thereof upon cancellation of the
original Note. On and after the
redemption date, interest ceases to
accrue on Notes or portions of them
called for redemption.  Except as
provided in this Section 3.02,
provisions of this Indenture that
apply to Notes called for redemption
also apply to portions of Notes
called for redemption.

Section 3.03.    Notice of
            Redemption.

          Subject to the provisions
of Section 3.09 hereof, at least
30 days but not more than 60 days
before a redemption date, the Company
shall mail or cause to be mailed, by
first class mail, a notice of
redemption to each Holder whose Notes
are to be redeemed at its registered
address.

          The notice shall identify
the Notes to be redeemed and shall
state:

          (a)  the redemption date;

          (b)  the redemption price;

        (c)  if any Note is being
   redeemed in part, the portion of
   the principal amount of such Note
   to be redeemed and that, after the
   redemption date upon surrender of
   such Note, a new Note or Notes in
   the same series in principal
   amount equal to the unredeemed
   portion shall be issued upon
   cancellation of the original Note;

          (d)  the name and address
of the Paying Agent;

        (e)  that Notes called for
   redemption must be surrendered to
   the Paying Agent to collect the
   redemption price;

        (f)  that, unless the Company
   defaults in making such redemption
   payment, interest and Liquidated
   Damages, if any, on Notes called
   for redemption cease to accrue on
   and after the redemption date;

        (g)  the paragraph of the
   Notes and/or Section of this
   Indenture pursuant to which the
   Notes called for redemption are
   being redeemed; and

        (h)  that no representation
   is made as to the correctness or
   accuracy of the CUSIP number, if
   any, listed in such notice or
   printed on the Notes.

          At the Company's request,
the Trustee shall give the notice of
redemption in the Company's name and
at its expense; provided, however,
that the Company shall have delivered
to the Trustee, at least 45 days
prior to the redemption date, an
Officers' Certificate requesting that
the Trustee give such notice and
setting forth the information to be
stated in such notice as provided in
the preceding paragraph.

Section 3.04.    Effect of Notice of
            Redemption.

          Once notice of redemption
is mailed in accordance with Section
3.03 hereof, Notes called for
redemption become irrevocably due and
payable on the redemption date at the
redemption price together with
accrued and unpaid interest and
Liquidated Damages, if any.  A notice
of redemption may not be conditional.

Section 3.05.    Deposit of
            Redemption Price.

          One Business Day prior to
the redemption date, the Company
shall deposit with the Trustee or
with the Paying Agent money in
immediately available funds
sufficient to pay the redemption
price of, and accrued interest and
Liquidated Damages, if any, on, all
Notes to be redeemed on that date.
The Trustee or the Paying Agent shall
promptly return to the Company any
money deposited with the Trustee or
the Paying Agent by the Company in
excess of the amounts necessary to
pay the redemption price of, and
accrued interest and Liquidated
Damages, if any, on, all Notes to be
redeemed.

          If the Company complies
with the provisions of the preceding
paragraph, on and after the
redemption date, interest and
Liquidated Damages, if any, shall
cease to accrue on the Notes or the
portions of Notes called for
redemption whether or not such Notes
are presented for payment.  If a Note
is redeemed on or after an interest
record date but on or prior to the
related interest payment date, then
any accrued and unpaid interest and
Liquidated Damages, if any, shall be
paid to the Person in whose name such
Note was registered at the close of
business on such record date.  If any
Note called for redemption shall not
be so paid upon surrender for
redemption because of the failure of
the Company to comply with the
preceding paragraph, interest shall
be paid on the unpaid principal, from
the redemption date until such
principal is paid, and to the extent
lawful on any interest not paid on
such unpaid principal and on any
Liquidated Damages, in each case at
the rate provided in the Notes and in
Section 4.01 hereof.

Section 3.06.    Notes Redeemed in
            Part.

          Upon surrender of a Note
that is redeemed in part, the Company
shall execute and the Trustee shall
authenticate and deliver to the
Holder at the expense of the Company
a new Note of the same series equal
in principal amount to the unredeemed
portion of the Note surrendered.

Section 3.07.    Optional Redemption.

          (a)  Except as set forth in
clause (b) of this Section 3.07, the
Notes will not be redeemable at the
Company's option prior to July 15,
2001.  Thereafter, the Notes will be
subject to redemption at the option
of the Company, in whole or in part,
upon not less than 30 nor more than
60 days' notice to Holders, at the
redemption prices (expressed as
percentages of principal amount) set
forth below plus accrued and unpaid
interest and Liquidated Damages, if
any, thereon to the applicable
redemption date, if redeemed during
the twelve-month period beginning on
July 15 of the years indicated below:

     Year      Percentage

     2001      106.250%
     2002      104.688%
     2003      103.125%
     2004      101.563%
     2005
     and thereafter 100.000%

          (b)  Notwithstanding the
provisions of clause (a) of this
Section 3.07, on or prior to July 15,
1999, the Company may redeem up to
25% in aggregate principal amount of
the Notes at a redemption price of
112% of the principal amount thereof,
plus accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the redemption date, with the net
proceeds of one or more Equity
Offerings; provided that at least
$90.0 million in aggregate principal
amount of the Notes remains
outstanding immediately after the
occurrence of each such redemption;
and provided, further, that notice of
each such redemption shall have been
given within 30 days after the date
of the closing of such Equity
Offering.

          (c)  Any redemption
pursuant to this Section 3.07 shall
be made pursuant to the provisions of
Section 3.01 through 3.06 hereof.

Section 3.08.    Mandatory
            Redemption.

          Except as set forth under
Sections 4.10 and 4.15 hereof, the
Company shall not be required to make
mandatory redemption or sinking fund
payments with respect to the Notes.

Section 3.09.    Offer to Purchase by
            Application of Excess
            Proceeds.

          In the event that, pursuant
to Section 4.10 hereof, the Company
shall be required to commence an
offer to all Holders to purchase
Notes (an "Asset Sale Offer"), it
shall follow the procedures specified
below.

          The Asset Sale Offer shall
remain open for a period of 20
Business Days following its
commencement and no longer, except to
the extent that a longer period is
required by applicable law (the
"Offer Period").  No later than five
Business Days after the termination
of the Offer Period (the "Purchase
Date"), the Company shall purchase
the principal amount of Notes
required to be purchased pursuant to
Section 4.10 hereof (the "Offer
Amount") or, if less than the Offer
Amount has been tendered, all Notes
tendered in response to the Asset
Sale Offer.  Payment for any Notes so
purchased shall be made in the same
manner as interest payments are made.

          If the Purchase Date is on
or after an interest record date and
on or before the related interest
payment date, any accrued and unpaid
interest shall be paid to the Person
in whose name a Note is registered at
the close of business on such record
date, and no additional interest
shall be payable to Holders who
tender Notes pursuant to the Asset
Sale Offer.

          Upon the commencement of an
Asset Sale Offer, the Company shall
send, by first class mail, a notice
to the Trustee and each of the
Holders, with a copy to the Trustee.
The notice shall contain all
instructions and materials necessary
to enable such Holders to tender
Notes pursuant to the Asset Sale
Offer.  The Asset Sale Offer shall be
made to all Holders.  The notice,
which shall govern the terms of the
Asset Sale Offer, shall state:

             (a)  that the Asset Sale
   Offer is being made pursuant to
   this Section 3.09 and Section 4.10
   hereof and the length of time the
   Asset Sale Offer shall remain
   open;

             (b)  the Offer Amount,
   the purchase price and the
   Purchase Date;

             (c)  that any Note not
   tendered or accepted for payment
   shall continue to accrue interest
   and Liquidated Damages, if any;

             (d)  that, unless the
   Company defaults in making such
   payment, any Note accepted for
   payment pursuant to the Asset Sale
   Offer shall cease to accrue
   interest and Liquidated Damages,
   if any, after the Purchase Date;

             (e)  that Holders
   electing to have a Note purchased
   pursuant to an Asset Sale Offer
   may only elect to have all of such
   Note purchased and may not elect
   to have only a portion of such
   Note purchased;

             (f)  that Holders
   electing to have a Note purchased
   pursuant to any Asset Sale Offer
   shall be required to surrender the
   Note, with the form entitled
   "Option of Holder to Elect
   Purchase" on the reverse of the
   Note completed, or transfer by
   book-entry transfer, to the
   Company, a depositary, if
   appointed by the Company, or a
   Paying Agent at the address
   specified in the notice at least
   three days before the Purchase
   Date;

             (g)  that Holders shall
   be entitled to withdraw their
   election if the Company, the
   Depositary or the Paying Agent, as
   the case may be, receives, not
   later than 3:00 p.m. on the date
   of the expiration of the Offer
   Period, a telegram, telex,
   facsimile transmission or letter
   setting forth the name of the
   Holder, the principal amount of
   the Note the Holder delivered for
   purchase and a statement that such
   Holder is withdrawing his election
   to have such Note purchased;

             (h)  that, if the
   aggregate principal amount of
   Notes surrendered by Holders
   exceeds the Offer Amount, the
   Trustee shall select the Notes to
   be purchased on a pro rata basis
   (with such adjustments as may be
   deemed appropriate by the Company
   so that only Notes in
   denominations of $1,000, or
   integral multiples thereof, shall
   be purchased); and

             (i)  that Holders whose
   Notes were purchased only in part
   shall be issued new Notes of the
   same series equal in principal
   amount to the unpurchased portion
   of the Notes surrendered (or
   transferred by book-entry
   transfer).

          On or before the Purchase
Date, the Company shall, to the
extent lawful, accept for payment, on
a pro rata basis to the extent
necessary, the Offer Amount of Notes
or portions thereof tendered pursuant
to the Asset Sale Offer, or if less
than the Offer Amount has been
tendered, all Notes tendered, and
shall deliver to the Trustee an
Officers' Certificate stating that
such Notes or portions thereof were
accepted for payment by the Company
in accordance with the terms of this
Section 3.09.  The Company, the
Depositary or the Paying Agent, as
the case may be, shall promptly (but
in any case not later than five days
after the Purchase Date) mail or
deliver to each tendering Holder an
amount equal to the purchase price of
the Notes tendered by such Holder and
accepted by the Company for purchase,
and the Company shall promptly issue
a new Note, and the Trustee shall
authenticate and mail or deliver such
new Note to such Holder, in a
principal amount equal to any
unpurchased portion of the Note
surrendered.  Any Note not so
accepted shall be promptly mailed or
delivered by the Company to the
Holder thereof.  The Company shall
publicly announce the results of the
Asset Sale Offer on or as soon as
practicable after the Purchase Date.

          Other than as specifically
provided in this Section 3.09, any
purchase pursuant to this
Section 3.09 shall be made pursuant
to the provisions of Sections 3.01
through 3.06 hereof.


     ARTICLE 4
     COVENANTS


Section 4.01.    Payment of Notes.

          The Company shall pay or
cause to be paid the principal of,
premium, if any, and interest on the
Notes on the dates and in the manner
provided in the Notes.  Principal,
premium, if any, and interest shall
be considered paid on the date due if
the Paying Agent, if other than the
Company or a Subsidiary thereof,
holds as of 10:00 a.m. Eastern Time
on the due date money deposited by
the Company in immediately available
funds and designated for and
sufficient to pay all principal,
premium, if any, and interest then
due.  The Company shall pay all
Liquidated Damages, if any, in the
same manner on the dates and in the
amounts set forth in the Registration
Rights Agreement.

          The Company shall pay
interest (including Post-Petition
Interest in any proceeding under any
Bankruptcy Law) on overdue principal
at the rate equal to 1% per annum in
excess of the then applicable
interest rate on the Notes to the
extent lawful; it shall pay interest
(including Post-Petition Interest in
any proceeding under any Bankruptcy
Law) on overdue installments of
interest and Liquidated Damages
(without regard to any applicable
grace period) at the same rate to the
extent lawful.


Section 4.02.    Maintenance of
            Office or Agency.

          The Company shall maintain
an office or agency (which may be an
office of the Trustee or an affiliate
of the Trustee, Registrar or
co-registrar) where Notes may be
surrendered for registration of
transfer or for exchange and where
notices and demands to or upon the
Company in respect of the Notes and
this Indenture may be served.  The
Company shall give prompt written
notice to the Trustee of the
location, and any change in the
location, of such office or agency.
If at any time the Company shall fail
to maintain any such required office
or agency or shall fail to furnish
the Trustee with the address thereof,
such presentations, surrenders,
notices and demands may be made or
served at the Corporate Trust Office
of the Trustee.

          The Company may also from
time to time designate one or more
other offices or agencies where the
Notes may be presented or surrendered
for any or all such purposes and may
from time to time rescind such
designations; provided, however, that
no such designation or rescission
shall in any manner relieve the
Company of its obligation to maintain
an office or agency for such
purposes.  The Company shall give
prompt written notice to the Trustee
of any such designation or rescission
and of any change in the location of
any such other office or agency.

          The Company hereby
designates the Corporate Trust Office
of the Trustee as one such office or
agency of the Company in accordance
with Section 2.03.

Section 4.03.    Reports.

          Whether or not required by
the rules and regulations of the SEC,
so long as any Notes are outstanding,
the Company and the Guarantors shall
furnish to the Holders of Notes and
to the Trustee (i) all quarterly and
annual financial information that
would be required to be contained in
a filing with the SEC on Forms 10-Q
and 10-K if the Company were required
to file such Forms, including a
"Management's Discussion and Analysis
of Financial Condition and Results of
Operations" that describes the
financial condition and results of
operations of the Company and its
Restricted Subsidiaries and, with
respect to the annual information
only, a report thereon by the
Company's certified independent
accountants and (ii) all current
reports that would be required to be
filed with the SEC on Form 8-K if the
Company were required to file such
reports.  In addition, whether or not
required by the rules and regulations
of the SEC, the Company shall file a
copy of all such information and
reports with the SEC for public
availability (unless the SEC will not
accept such a filing) and make such
information available to securities
analysts and prospective investors
upon request.  In addition, for so
long as any Notes remain outstanding,
the Company and the Guarantors shall
furnish to the Holders and to
securities analysts and prospective
investors, upon their request, the
information required to be delivered
pursuant to Rule 144A(d)(4) under the
Securities Act.

Section 4.04.    Compliance
            Certificate.

          (a)  The Company and each
Guarantor shall deliver to the
Trustee, within 90 days after the end
of each fiscal year, an Officers'
Certificate stating that a review of
the activities of the Company and its
Subsidiaries during the preceding
fiscal year has been made under the
supervision of the signing Officers
with a view to determining whether
the Company and each Guarantor has
kept, observed, performed and
fulfilled its obligations under this
Indenture, and further stating, as to
each such Officer signing such
certificate, that to the best of his
or her knowledge the Company has
kept, observed, performed and
fulfilled each and every covenant
contained in this Indenture and is
not in default in the performance or
observance of any of the terms,
provisions and conditions of this
Indenture (or, if a Default or Event
of Default shall have occurred,
describing all such Defaults or
Events of Default of which he or she
may have knowledge and what action
the Company is taking or proposes to
take with respect thereto) and that
to the best of his or her knowledge
no event has occurred and remains in
existence by reason of which payments
on account of the principal of,
Liquidated Damages or interest, if
any, on the Notes is prohibited or if
such event has occurred, a
description of the event and what
action the Company is taking or
proposes to take with respect
thereto.

          (b)  So long as not
contrary to the then current
recommendations of the American
Institute of Certified Public
Accountants, the year-end financial
statements delivered pursuant to
Section 4.03 above shall be
accompanied by a written statement of
the Company's independent public
accountants (who shall be a firm of
established national reputation) that
in making the examination necessary
for certification of such financial
statements, nothing has come to their
attention that would lead them to
believe that the Company has violated
any provisions of Article 4 or
Article 5 hereof or, if any such
violation has occurred, specifying
the nature and period of existence
thereof, it being understood that
such accountants shall not be liable
directly or indirectly to any Person
for any failure to obtain knowledge
of any such violation.

          (c)  The Company shall, so
long as any of the Notes are
outstanding, deliver to the Trustee,
forthwith upon any Officer becoming
aware of any Default or Event of
Default, an Officers' Certificate
specifying such Default or Event of
Default and what action the Company
is taking or proposes to take with
respect thereto.

Section 4.05.    Taxes.

          The Company shall pay, and
shall cause each of its Subsidiaries
to pay, prior to delinquency, all
material taxes, assessments, and
governmental levies except such as
are contested in good faith and by
appropriate proceedings or where the
failure to effect such payment is not
adverse in any material respect to
the Holders of the Notes.

Section 4.06.    Stay, Extension and
            Usury Laws.

          Each of the Company and the
Guarantors covenants (to the extent
that it may lawfully do so) that it
shall not at any time insist upon,
plead, or in any manner whatsoever
claim or take the benefit or
advantage of, any stay, extension or
usury law wherever enacted, now or at
any time hereafter in force, that may
affect the covenants or the
performance of this Indenture; and
each of the Company and the
Guarantors (to the extent that it may
lawfully do so) hereby expressly
waives all benefit or advantage of
any such law, and covenants that it
shall not, by resort to any such law,
hinder, delay or impede the execution
of any power herein granted to the
Trustee, but shall suffer and permit
the execution of every such power as
though no such law has been enacted.

Section 4.07.    Restricted Payments.

          The Company shall not, and
shall not permit any of its
Restricted Subsidiaries to, directly
or indirectly, (i) declare or pay any
dividend or make any other payment or
distribution on account of the
Company's Equity Interests
(including, without limitation, any
payment in connection with any merger
or consolidation involving the
Company) or to any direct or indirect
holder of the Company's Equity
Interests in its capacity as such,
other than dividends or distributions
payable in Equity Interests (other
than Disqualified Stock) of the
Company or dividends or distributions
payable to the Company or any Wholly
Owned Restricted Subsidiary of the
Company that is a Guarantor; (ii)
purchase, redeem or otherwise acquire
or retire for value any Equity
Interests of the Company or any
Subsidiary or other Affiliate of the
Company, other than any such Equity
Interests owned by the Company or any
Wholly Owned Restricted Subsidiary of
the Company that is a Guarantor;
(iii) make any principal payment on,
or purchase, redeem, defease or
otherwise acquire or retire for
value, prior to a scheduled mandatory
sinking fund payment date or final
maturity date, any Indebtedness that
is subordinated to the Notes; or (iv)
make any Restricted Investment (all
such payments and other actions set
forth in clauses (i) through (iv)
above being collectively referred to
as "Restricted Payments"), unless, at
the time of and after giving effect
to such Restricted Payment:

        (A)  no Default or Event of
   Default shall have occurred and be
   continuing or would occur as a
   consequence thereof;

        (B)  the Company would be
   permitted by virtue of the
   Company's pro forma Fixed Charge
   Coverage Ratio, immediately after
   giving effect to such Restricted
   Payment, to incur at least $1.00
   of additional Indebtedness
   pursuant to the Fixed Charge
   Coverage Ratio test set forth in
   Section 4.09 hereof; and

        (C)  such Restricted Payment,
   together with the aggregate of all
   other Restricted Payments made by
   the Company and its Restricted
   Subsidiaries on or after the date
   hereof, is less than the sum of
   (i) $5.0 million, plus (ii) 50% of
   the Consolidated Net Income of the
   Company for the period (taken as
   one accounting period) from July
   29, 1996 to the end of the
   Company's most recently ended
   fiscal quarter for which internal
   financial statements are available
   at the time of such Restricted
   Payment (or, if such Consolidated
   Net Income for such period is a
   deficit, less 100% of such
   deficit), plus (iii) 100% of the
   aggregate net cash proceeds
   received by the Company as capital
   contributions or from the issue or
   sale since the date of this
   Indenture of Equity Interests of
   the Company or of debt securities
   of the Company that have been
   converted into such Equity
   Interests (other than Equity
   Interests (or convertible debt
   securities) sold to a Subsidiary
   of the Company and other than
   Disqualified Stock or debt
   securities that have been
   converted into Disqualified
   Stock), plus (iv) to the extent
   that any Restricted Investment is
   sold for cash or otherwise
   liquidated or repaid for cash,
   100% of the net cash proceeds
   thereof (less the cost of
   disposition) (but only to the
   extent not included in subclause
   (ii) of this clause (C)); plus (v)
   to the extent that any
   Unrestricted Subsidiary is
   designated to be a Restricted
   Subsidiary, the fair market value
   (as determined in good faith by
   the Board of Directors of the
   Company) of the Company's
   Investment in such Subsidiary at
   the time of such designation (but
   only to the extent not included in
   subclause (ii) of this clause
   (C)); provided, however, that in
   the case of (1) the declaration or
   payment of any dividend or the
   making of any other payment or
   distribution on account of the
   Company's Common Stock or to any
   direct or indirect holder of the
   Company's Common Stock in its
   capacity as such or (2) the
   purchase, redemption or other
   acquisition or retirement for
   value of any Common Stock of the
   Company, (A) the Company may not
   include the $5.0 million set forth
   in subclause (i) of this clause
   (C) and may only include 25% of
   its Consolidated Net Income for
   purposes of subclause (ii) of this
   clause (C) in calculating the
   amount available pursuant to this
   clause (C) for the making of any
   such Restricted Payment if, after
   giving effect to such Restricted
   Payment, the Company's Leverage
   Ratio would exceed 70% and (B)
   Consolidated Net Income for
   purposes of this clause (C) shall
   exclude the first $5.0 million of
   Consolidated Net Income of the
   Company reported from and after
   July 29, 1996.

The foregoing provisions will not
prohibit (i) the payment of any
dividend or other distribution within
60 days after the date of declaration
thereof, if at said date of
declaration such payment would have
complied with the provisions of this
Indenture; (ii) the redemption,
repurchase, retirement or other
acquisition of any Equity Interests
of the Company in exchange for, or
out of the proceeds of, the
substantially concurrent sale (other
than to a Subsidiary of the Company)
of other Equity Interests of the
Company (other than any Disqualified
Stock); provided that the amount of
any such net cash proceeds that are
utilized for any such redemption,
repurchase, retirement or other
acquisition shall be excluded from
clause (C) of the preceding
paragraph; (iii) the defeasance,
redemption or repurchase of
subordinated Indebtedness with the
net cash proceeds from an incurrence
of Permitted Refinancing Debt or the
substantially concurrent sale (other
than to a Subsidiary of the Company)
of Equity Interests of the Company
(other than Disqualified Stock);
provided that the amount of any such
net cash proceeds that are utilized
for any such redemption, repurchase,
retirement or other acquisition shall
be excluded from clause (C) of the
preceding paragraph; (iv) Investments
in Real Estate Subsidiaries in an
amount not to exceed $10.0 million
plus, to the extent that any such
Investment is sold for cash or
otherwise liquidated or repaid for
cash, the net cash proceeds thereof
(less the cost of disposition);
provided that the amount of any such
net cash proceeds shall be excluded
from clause (C) of the preceding
paragraph; (v) the acquisition of
Equity Interests in Sugarloaf
Mountain Corporation within the six
months following the consummation of
the Acquisition; (vi) contributions
of real estate not used in or
essential to ski operations to Real
Estate Subsidiaries for Permitted
Real Estate Projects; (vii)
conveyance of real estate not used in
or essential to ski operations to
Unrestricted Subsidiaries with an
aggregate book value not in excess of
$2.0 million; (viii) Guarantees of
Indebtedness of Real Estate
Subsidiaries to the extent that such
Guarantees are permitted to be
incurred by the covenant described in
Section 4.09 hereof; (ix) payments of
principal of and interest on the
Demand Note; (x) Investments received
by the Company and its Restricted
Subsidiaries as non-cash
consideration from Asset Sales to the
extent permitted by the covenant
described in Section 4.10 hereof; and
(xi) the repurchase of Subordinated
Notes pursuant to a Subordinated Note
Change of Control Offer (as defined
in the Subordinated Note Indenture).

     The Board of Directors of the
Company may designate any Restricted
Subsidiary to be an Unrestricted
Subsidiary if such designation would
not cause a Default. For purposes of
making such determination, all
outstanding Investments by the
Company and its Restricted
Subsidiaries (except to the extent
repaid in cash) in the Subsidiary so
designated will be deemed to be
Restricted Payments at the time of
such designation and will reduce the
amount available for Restricted
Payments under the first paragraph of
this covenant. All such outstanding
Investments will be deemed to
constitute Investments in an amount
equal to the fair market value (as
determined in good faith by the Board
of Directors of the Company) of such
Investments at the time of such
designation. Such designation will
only be permitted if such Restricted
Payment would be permitted at such
time and if such Restricted
Subsidiary otherwise meets the
definition of an Unrestricted
Subsidiary.

     The amount of all Restricted
Payments (other than cash) shall be
the fair market value (evidenced by a
resolution of the Board of Directors
of the Company set forth in an
Officers' Certificate delivered to
the Trustee) on the date of the
Restricted Payment of the asset(s)
proposed to be transferred by the
Company or such Subsidiary, as the
case may be, pursuant to the
Restricted Payment. Not later than
the date of making any Restricted
Payment, the Company shall deliver to
the Trustee an Officers' Certificate
stating that such Restricted Payment
is permitted and setting forth the
basis upon which the calculations
required by the covenant "Restricted
Payments" were computed, which
calculations may be based upon the
Company's latest available financial
statements.

          Notwithstanding the
foregoing, the Company and its
Restricted Subsidiaries may not (i)
transfer any property or assets that
are a material part of the ski
operations of the Company and its
Restricted Subsidiaries to an
Unrestricted Subsidiary or (ii)
designate as an Unrestricted
Subsidiary any Restricted Subsidiary
of the Company that holds any
property or assets that are a
material part of the ski operations
of the Company and its Restricted
Subsidiaries.

Section 4.08.    Dividend and Other
            Payment Restrictions
            Affecting Subsidiaries.

          The Company shall not, and
shall not permit any of its
Restricted Subsidiaries to, directly
or indirectly, create or otherwise
cause or suffer to exist or become
effective any encumbrance or
restriction on the ability of any
Restricted Subsidiary to (i)(a) pay
dividends or make any other
distributions to the Company or any
of its Restricted Subsidiaries on its
Capital Stock or with respect to any
other interest or participation in,
or measured by, its profits, or (b)
pay any indebtedness owed to the
Company or any of its Restricted
Subsidiaries, (ii) make loans or
advances to the Company or any of its
Restricted Subsidiaries or (iii)
transfer any of its properties or
assets to the Company or any of its
Restricted Subsidiaries, except for
such encumbrances or restrictions
existing under or by reason of: (a)
Existing Indebtedness as in effect on
the date of this Indenture; (b)
applicable law; (c) any instrument
governing Indebtedness or Capital
Stock of a Person acquired by the
Company or any of its Restricted
Subsidiaries as in effect at the time
of such acquisition (except to the
extent such Indebtedness was incurred
in connection with or in
contemplation of such acquisition),
which encumbrance or restriction is
not applicable to any Person, or the
properties or assets of any Person,
other than the Person, or the
property or assets of the Person, so
acquired; (d) by reason of customary
non-assignment provisions in leases
entered into in the ordinary course
of business and consistent with past
practices; (e) purchase money
obligations for property acquired in
the ordinary course of business that
impose restrictions of the nature
described in clause (iii) above on
the property so acquired; (f) any
instrument governing Non-Recourse
Real Estate Debt of a Real Estate
Subsidiary, which encumbrance or
restriction is not applicable to any
Person or the properties or assets of
any Person other than such Real
Estate Subsidiary or the property or
assets of such Real Estate
Subsidiary; (g) Senior Debt of the
Company and Indebtedness of
Guarantors, provided that such
Indebtedness was permitted to be
incurred pursuant to the provisions
of this Indenture; and (h) Permitted
Liens.

Section 4.09.    Incurrence of
            Indebtedness and Issuance
            of Preferred Stock.

          The Company shall not, and
shall not permit any of its
Subsidiaries to, directly or
indirectly, create, incur, issue,
assume, guaranty or otherwise become
directly or indirectly liable,
contingently or otherwise, with
respect to (collectively, "incur")
any Indebtedness (including Acquired
Debt), and shall not permit any of
its Restricted Subsidiaries to issue
any preferred stock; provided,
however, that, so long as no Default
or Event of Default has occurred and
is continuing, the Company and its
Restricted Subsidiaries that are
Guarantors may incur Indebtedness
(including Acquired Debt), and its
Restricted Subsidiaries that are
Guarantors may issue preferred stock,
if the Fixed Charge Coverage Ratio
for the Company's most recently ended
four full fiscal quarters for which
internal quarterly financial
statements are available immediately
preceding the date on which such
additional Indebtedness is incurred
or such additional preferred stock is
issued would have been at least 2.0
to 1, determined on a pro forma basis
(including a pro forma application of
the net proceeds therefrom), as if
the additional Indebtedness had been
incurred or the additional preferred
stock had been issued at the
beginning of such four-quarter
period.

     The foregoing provisions shall
not apply to:

     (i) the incurrence by the
Company and its Restricted
Subsidiaries of Indebtedness pursuant
to the Bank Credit Agreements in an
amount not to exceed the greater of
(a) $65.0 million and (b) 1.5 times
the Company's Consolidated Cash Flow
for the most recently ended four full
fiscal quarters for which internal
quarterly financial statements are
available immediately preceding the
date on which such Indebtedness is
incurred, less, in either case, the
aggregate amount of all permanent
reductions thereto pursuant to the
covenant described in Section 4.10
hereof;

     (ii) the incurrence by the
Company and its Restricted
Subsidiaries of Existing
Indebtedness;

     (iii) the incurrence by the
Company and the Guarantors of
Indebtedness represented by the
Notes, the Subsidiary Guarantees,
this Indenture, the Subordinated
Notes, the Subordinated Note
Subsidiary Guarantees and the
Subordinated Note Indenture;

     (iv) the incurrence of
intercompany Indebtedness between or
among the Company and any of its
Wholly Owned Restricted Subsidiaries
(other than Real Estate
Subsidiaries); provided that any
subsequent issuance or transfer of
Equity Interests that results in any
such Indebtedness being held by a
Person other than the Company or a
Wholly Owned Restricted Subsidiary of
the Company, or any sale or other
transfer of any such Indebtedness to
a Person that is neither the Company
nor a Wholly Owned Restricted
Subsidiary of the Company, shall be
deemed to constitute an incurrence of
such Indebtedness by the Company or
such Restricted Subsidiary, as the
case may be;

     (v) the incurrence by the
Company or any of its Restricted
Subsidiaries of purchase money
Indebtedness to finance the purchase
of property or assets to be used in
the ski operations of the Company and
its Restricted Subsidiaries or a
related business in an aggregate
amount at any one time outstanding
not to exceed the lesser of (a) the
purchase price of such property or
assets and (b) $15.0 million;

     (vi) the incurrence by the
Company and its Restricted
Subsidiaries of Guarantees of
Indebtedness of Real Estate
Subsidiaries in an amount not to
exceed $15.0 million at any one time
outstanding in connection with
Permitted Real Estate Projects,
provided that the total purchase
price for the hotel, condominium,
interval ownership or other units
comprising the development to be
constructed, in whole or in part,
with the proceeds of the Indebtedness
so guaranteed, that have been
contracted for sale (evidenced by
executed purchase agreements and
security deposits from
credit-approved purchasers), equals
at least 35% of the estimated total
cost of construction (as determined
in good faith by the Board of
Directors of the Company) of the
Permitted Real Estate Projects
(except for the development of the
Summit Hotel at the Attitash resort,
for which such total purchase price
must equal at least 25% of the
estimated total cost of construction
(as determined in good faith by the
Board of Directors of the Company));

     (vii) the incurrence by the
Company or any of its Restricted
Subsidiaries of Permitted Refinancing
Debt in exchange for, or the net
proceeds of which are used to extend,
refinance, renew, replace, defease or
refund Indebtedness that was
permitted to be incurred hereunder;

     (viii) the incurrence by Real
Estate Subsidiaries of Non-Recourse
Real Estate Debt, provided that if
any such Indebtedness ceases to be
Non-Recourse Real Estate Debt of a
Real Estate Subsidiary, such event
shall be deemed to constitute an
incurrence of Indebtedness by a
Restricted Subsidiary of the Company
that is not a Real Estate Subsidiary;

     (ix) the incurrence by the
Company's Unrestricted Subsidiaries
of Non-Recourse Debt, provided that
if any such Indebtedness ceases to be
Non-Recourse Debt of an Unrestricted
Subsidiary, such event shall be
deemed to constitute an incurrence of
Indebtedness by a Restricted
Subsidiary of the Company; and

     (x) the incurrence by the
Company and its Restricted
Subsidiaries of additional
Indebtedness in an amount not to
exceed $25.0 million at any one time
outstanding; provided that such
Indebtedness is expressly
subordinated in right of payment to
the Notes at least to the same extent
as the Notes are subordinated in
right of payment to Senior Debt of
the Company pursuant to Article 10
hereof.

Section 4.10.    Asset Sales.

          The Company shall not, and
shall not permit any of its
Restricted Subsidiaries to, engage in
an Asset Sale unless (i) the Company
or such Restricted Subsidiary, as the
case may be, receives consideration
at the time of such Asset Sale at
least equal to the fair market value
(evidenced by a resolution of the
Board of Directors of the Company set
forth in an Officers' Certificate
delivered to the Trustee) of the
assets or Equity Interests issued or
sold or otherwise disposed of and
(ii) at least 75% of the
consideration therefor received by
the Company or such Restricted
Subsidiary is in the form of cash;
provided that (x) the amount of (a)
any liabilities (as shown on the
Company's or such Restricted
Subsidiary's most recent balance
sheet) of the Company or any
Restricted Subsidiary (other than
contingent liabilities and
liabilities that are by their terms
subordinated to the Notes) that are
assumed by the transferee of any such
assets pursuant to a customary
novation agreement that releases the
Company or such Restricted Subsidiary
from further liability and (b) any
notes or other obligations received
by the Company or such Restricted
Subsidiary from such transferee that
are immediately converted by the
Company or such Restricted Subsidiary
into cash (to the extent of the cash
received) shall be deemed to be cash
for purposes of this provision and
(y) Asset Sales pursuant to the DOJ
Divestiture shall not be subject to
the 75% minimum cash requirement
specified in clause (ii) of this
paragraph, but such Asset Sales shall
otherwise continue to be subject to
this covenant and any cash proceeds
resulting from the subsequent
disposition of such non-cash
consideration shall be subject to the
provisions of this covenant.

     Within 360 days after the
receipt of any Net Proceeds from an
Asset Sale, the Company or such
Restricted Subsidiary may apply such
Net Proceeds (a) to permanently
reduce Senior Debt of the Company or
such Restricted Subsidiary (and to
correspondingly reduce commitments
with respect thereto) or (b) to the
making of capital expenditures or the
acquisition of long-term assets in
the same line of business as the
Company or any Restricted Subsidiary
was engaged immediately prior to such
Asset Sale. Pending the final
application of any such Net Proceeds,
the Company may temporarily reduce
Senior Debt or otherwise invest such
Net Proceeds in any manner that is
not prohibited hereunder. Any Net
Proceeds from Asset Sales in excess
of $1.0 million in any fiscal year
that are not applied or invested as
provided in the first sentence of
this paragraph will be deemed to
constitute "Excess Proceeds."  When
the aggregate amount of Excess
Proceeds exceeds $10.0 million, the
Company will be required to make an
offer to all Holders of Notes to
purchase the maximum principal amount
of Notes that may be purchased out of
the Excess Proceeds, at an offer
price in cash in an amount equal to
100% of the principal amount thereof,
plus accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the date of purchase, in
accordance with the procedures set
forth herein. To the extent that the
aggregate amount of Notes tendered
pursuant to an Asset Sale Offer is
less than the Excess Proceeds, the
Company may use any remaining Excess
Proceeds for general corporate
purposes (subject to the restrictions
of this Indenture).  Upon completion
of such offer to purchase, the amount
of Excess Proceeds shall be reset at
zero.

Section 4.11.    Independent
            Director.

          From and after the earlier
of 30 days after the Consummation (as
defined in the Registration Rights
Agreement) of the Exchange Offer or
120 days after the date hereof, so
long as any of the Notes are
outstanding, the Company shall have
at least one Independent Director on
its Board of Directors.  Any
transaction for which this Indenture
requires the approval of a majority
of the Independent Directors shall be
prohibited at any time that there is
not at least one Independent Director
on the Company's Board of Directors.
The Company shall use its best
efforts to have an Independent
Director by July 31, 1996.  In
connection with any transaction for
which this Indenture requires the
approval of a majority of the
Independent Directors, the Company
shall provide an Officers'
Certificate to the Trustee stating
that a majority of the Independent
Directors has approved such
transaction.

Section 4.12.    Transactions with
            Affiliates.

          The Company shall not, and
shall not permit any of its
Restricted Subsidiaries to, directly
or indirectly, make any payment to,
or sell, lease, transfer or otherwise
dispose of any of its properties or
assets to, or purchase any property
or assets from, or enter into or make
or amend any contract, agreement,
understanding, loan, advance or
guarantee with, or for the benefit
of, any Affiliate (each of the
foregoing, an "Affiliate
Transaction"), unless (i) such
Affiliate Transaction is on terms
that are no less favorable to the
Company or the relevant Restricted
Subsidiary than those that would have
been obtained in a comparable
transaction with an unrelated Person
and (ii) the Company delivers to the
Trustee (a) with respect to any
Affiliate Transaction or series of
related Affiliate Transactions
involving aggregate consideration in
excess of $0.5 million, a resolution
of the Board of Directors of the
Company certified to in an Officers'
Certificate certifying also that such
Affiliate Transaction complies with
clause (i) above and that such
Affiliate Transaction has been
approved by a majority of the
disinterested members of the Board of
Directors of the Company and (b) with
respect to any Affiliate Transaction
or series of related Affiliate
Transactions involving aggregate
consideration in excess of $5.0
million, an opinion as to the
fairness to the Company of such
Affiliate Transaction from a
financial point of view issued by an
accounting, appraisal or investment
banking firm of national standing;
provided that (1) any employment
agreement or arrangement in existence
on the date hereof or entered into by
the Company or any of its Restricted
Subsidiaries in the ordinary course
of business and consistent with the
past practice of the Company or such
Restricted Subsidiary, (2)
transactions between or among the
Company and its Restricted
Subsidiaries and (3) Restricted
Payments and Permitted Investments
that are permitted by the provisions
of Section 4.07 hereof, in each case,
shall not be deemed Affiliate
Transactions.

Section 4.13.    Liens.

          The Company shall not, and
shall not permit any of its
Subsidiaries to, directly or
indirectly create, incur, assume or
suffer to exist any Lien on any asset
now owned or hereafter acquired, or
any income or profits therefrom, or
assign or convey any right to receive
income therefrom, except Permitted
Liens.

Section 4.14.    Corporate Existence.

          Subject to Article 5
hereof, the Company and the
Guarantors shall do or cause to be
done all things necessary to preserve
and keep in full force and effect (i)
its corporate existence, and the
corporate, partnership or other
existence of each of its Restricted
Subsidiaries, in accordance with the
respective organizational documents
(as the same may be amended from time
to time) of the Company or any such
Restricted Subsidiary and (ii) the
rights (charter and statutory),
licenses and franchises of the
Company, the Guarantors and their
respective Restricted Subsidiaries;
provided, however, that the Company
and the Guarantors shall not be
required to preserve any such right,
license or franchise, or the
corporate, partnership or other
existence of any of their respective
Restricted Subsidiaries, if the Board
of Directors of the Company
(including a majority of the
Independent Directors) shall
determine that the preservation
thereof is no longer desirable in the
conduct of the business of the
Company or such Guarantor, as
applicable, and its Restricted
Subsidiaries, taken as a whole, and
that the loss thereof is not adverse
in any material respect to the
Holders of the Notes.

Section 4.15.    Offer to Repurchase
            Upon Change of Control.

          (a)  Upon the occurrence of
a Change of Control, each Holder of
Notes shall have the right to require
the Company to repurchase all or any
part (equal to $1,000 or an integral
multiple thereof) of such Holder's
Notes pursuant to the offer described
below (the "Change of Control Offer")
at an offer price in cash equal to
101% of the principal amount thereof
plus, in each case, accrued and
unpaid interest and Liquidated
Damages, if any, thereon to the date
of purchase (the "Change of Control
Payment"). Within 30 days following
any Change of Control, the Company
shall mail a notice to each Holder
stating: (1) that the Change of
Control Offer is being made pursuant
to this Section 4.15 and that all
Notes tendered shall be accepted for
payment; (2) the purchase price and
the purchase date, which shall be no
later than 30 business days from the
date such notice is mailed (the
"Change of Control Payment Date");
(3) that any Note not tendered shall
continue to accrue interest and
Liquidated Damages, if any; (4) that,
unless the Company defaults in the
payment of the Change of Control
Payment, all Notes accepted for
payment pursuant to the Change of
Control Offer shall cease to accrue
interest after the Change of Control
Payment Date; (5) that Holders
electing to have any Notes purchased
pursuant to a Change of Control Offer
shall be required to surrender the
Notes, with the form entitled "Option
of Holder to Elect Purchase" on the
reverse of the Notes completed, to
the Paying Agent at the address
specified in the notice prior to the
close of business on the third
Business Day preceding the Change of
Control Payment Date; (6) that
Holders shall be entitled to withdraw
their election if the Paying Agent
receives, not later than the close of
business on the second Business Day
preceding the Change of Control
Payment Date, a telegram, telex,
facsimile transmission or letter
setting forth the name of the Holder,
the principal amount of Notes
delivered for purchase, and a
statement that such Holder is
withdrawing his election to have the
Notes purchased; and (7) that Holders
whose Notes are being purchased only
in part shall be issued new Notes of
the same series equal in principal
amount to the unpurchased portion of
the Notes surrendered, which
unpurchased portion must be equal to
$1,000 in principal amount or an
integral multiple thereof. The
Company shall comply with the
requirements of Rule 14e-1 under the
Exchange Act and any other securities
laws and regulations thereunder to
the extent such laws and regulations
are applicable in connection with the
repurchase of Notes in connection
with a Change of Control.

          (b)  On the Change of
Control Payment Date, the Company
shall, to the extent lawful and
subject to Article 10, (1) accept for
payment all Notes or portions thereof
properly tendered pursuant to the
Change of Control Offer, (2) deposit
with the Paying Agent an amount equal
to the Change of Control Payment in
respect of all Notes or portions
thereof so tendered and (3) deliver
or cause to be delivered to the
Trustee the Notes so accepted
together with an Officers'
Certificate stating the aggregate
principal amount of Notes or portions
thereof being purchased by the
Company.  The Paying Agent shall
promptly mail to each Holder of Notes
so tendered the Change of Control
Payment for such Notes, and the
Trustee shall promptly authenticate
and mail (or cause to be transferred
by book entry) to each Holder a new
Note of the same series equal in
principal amount to any unpurchased
portion of the Notes surrendered, if
any; provided that each such new Note
shall be in a principal amount of
$1,000 or an integral multiple
thereof.  Prior to complying with the
provisions of this Section 4.15, but
in any event within 60 days following
a Change of Control, the Company
shall either repay all outstanding
Senior Debt or obtain the requisite
consents, if any, under all
agreements governing outstanding
Senior Debt to permit the repurchase
of Notes required by this Section
4.15.  The Company shall publicly
announce the results of the Change of
Control Offer on or as soon as
practicable after the Change of
Control Payment Date.

          The Company shall not be
required to make a Change of Control
Offer upon a Change of Control if a
third party makes the Change of
Control Offer in the manner, at the
times and otherwise in compliance
with the requirements set forth in
this Section 4.15 and purchases all
Notes validly tendered and not
withdrawn under such Change of
Control Offer.

Section 4.16.    Additional
            Subsidiary Guarantees.

          If the Company or any of
its Restricted Subsidiaries shall
acquire or create another Subsidiary
after the date hereof, then such
newly acquired or created Subsidiary
shall become a Guarantor and enter
into a supplemental indenture
pursuant to which such Subsidiary
shall agree to be bound by all of the
terms of this Indenture and shall
execute a Subsidiary Guarantee and
deliver an Opinion of Counsel in
accordance with the terms of this
Indenture; provided that this
covenant shall not apply to any
Subsidiary that has been properly
designated as an Unrestricted
Subsidiary in accordance with this
Indenture for so long as it continues
to constitute an Unrestricted
Subsidiary.  Upon the acquisition or
creation of a Subsidiary by the
Company, the Company shall provide to
the Trustee an Officers' Certificate
stating whether such Subsidiary
constitutes an Unrestricted
Subsidiary or is required to enter
into a supplemental indenture and
execute a Subsidiary Guarantee.

Section 4.17.    No Senior
            Subordinated Debt.

          Notwithstanding the
provisions of Section 4.09 hereof,
neither the Company nor any Guarantor
shall incur, create, issue, assume,
guarantee or otherwise become liable
for any Indebtedness that, in
accordance with the terms of the
instrument pursuant to which it was
created, is subordinate or junior in
right of payment to any Senior Debt
of the Company or such Guarantor, as
the case may be, and senior in any
respect in right of payment to the
Notes or such Guarantor's Subsidiary
Guarantee, other than as set forth in
the terms of the Credit Agreement
dated as of June 28, 1996 among the
Company, various Subsidiaries of the
Company, Fleet National Bank, as
Agent, and the lenders party thereto,
and the guarantees of various
Subsidiaries of the Company issued in
connection therewith, in each case as
in effect on the date of this
Indenture.

Section 4.18.    Payments for
            Consent.

          The Company shall not and
shall not permit any of its
Restricted Subsidiaries to, directly
or indirectly, pay or cause to be
paid any consideration, whether by
way of interest, fee or otherwise, to
any Holder of any Notes for or as an
inducement to any consent, waiver or
amendment of any of the terms or
provisions of this Indenture or the
Notes unless such consideration is
offered to be paid or is paid to all
Holders of the Notes that consent,
waive or agree to amend in the time
frame set forth in the solicitation
documents relating to such consent,
waiver or agreement.


     ARTICLE 5
     SUCCESSORS


Section 5.01.    Merger,
            Consolidation, or Sale of
            Assets.

          The Company shall not
consolidate or merge with or into
(whether or not the Company is the
surviving entity), or sell, assign,
transfer, lease, convey or otherwise
dispose of all or substantially all
of its properties or assets in one or
more related transactions, to another
corporation, Person or entity, unless
(i) the Company is the surviving
entity or the entity or the Person
formed by or surviving any such
consolidation or merger (if other
than the Company) or to which such
sale, assignment, transfer, lease,
conveyance or other disposition shall
have been made is a corporation
organized or existing under the laws
of the United States, any state
thereof or the District of Columbia;
(ii) the entity or Person formed by
or surviving any such consolidation
or merger (if other than the Company)
or the entity or Person to which such
sale, assignment, transfer, lease,
conveyance or other disposition shall
have been made assumes all the
obligations of the Company under the
Notes and this Indenture pursuant to
a supplemental indenture in a form
reasonably satisfactory to the
Trustee; (iii) immediately after such
transaction, no Default or Event of
Default exists; and (iv) except in
the case of a merger of the Company
with or into a Wholly Owned
Restricted Subsidiary of the Company,
the Company or the entity or Person
formed by or surviving any such
consolidation or merger (if other
than the Company) or to which such
sale, assignment, transfer, lease,
conveyance or other disposition shall
have been made (A) will have
Consolidated Net Worth immediately
after the transaction equal to or
greater than the Consolidated Net
Worth of the Company immediately
preceding the transaction and (B)
will, at the time of such transaction
and after giving pro forma effect
thereto as if such transaction had
occurred at the beginning of the
applicable four-quarter period, be
permitted to incur at least $1.00 of
additional Indebtedness pursuant to
the Fixed Charge Coverage Ratio test
set forth in the first paragraph of
Section 4.09 hereof.

Section 5.02.    Successor
            Corporation Substituted.

          Upon any consolidation or
merger, or any sale, assignment,
transfer, lease, conveyance or other
disposition of all or substantially
all of the assets of the Company in
accordance with Section 5.01 hereof,
the successor corporation formed by
such consolidation or into or with
which the Company is merged or to
which such sale, assignment,
transfer, lease, conveyance or other
disposition is made shall succeed to,
and be substituted for and may
exercise every right and power of the
Company under this Indenture with the
same effect as if such successor
Person had been named as the Company
herein (so that from and after the
date of such consolidation, merger,
sale, lease, conveyance or other
disposition, the provisions of this
Indenture referring to the "Company"
shall refer instead to the successor
corporation and not to the Company);
provided, however, that the
predecessor Company shall not be
relieved from the obligation to pay
the principal of, and premium,
interest and Liquidated Damages, if
any, on the Notes except in the case
of a sale of all of the Company's
assets that meets the requirements of
Section 5.01 hereof.


     ARTICLE 6
     DEFAULTS AND REMEDIES


Section 6.01.  Events of Default.


          An "Event of Default"
occurs if:

        (1)  the Company defaults for
   30 days in the payment when due of
   interest on the Notes (whether or
   not such payment is prohibited by
   the provisions of Article 10
   hereof);

        (2)  the Company defaults in
   the payment when due of the
   principal of or premium or
   Liquidated Damages, if any, on the
   Notes (whether or not such payment
   is prohibited by the provisions of
   Article 10 hereof);

        (3)  the Company fails to
   comply with, observe or perform
   any covenant, condition or
   agreement on the part of the
   Company to be observed or
   performed pursuant to Sections
   4.07, 4.09, 4.10 and 4.15 hereof;

        (4)  the Company fails, for
   30 days after notice, to comply
   with any of its other agreements
   or covenants in, or provisions of,
   this Indenture or the Notes, other
   than that which is provided for by
   Section 4.11 hereof;

        (5)  a continuing default
   occurs under any mortgage,
   indenture or instrument under
   which there may be issued or by
   which there may be secured or
   evidenced any Indebtedness for
   money borrowed by the Company or
   any of its Restricted Subsidiaries
   (or the payment of which is
   guaranteed by the Company or any
   of its Restricted Subsidiaries)
   whether such Indebtedness or
   guarantee now exists, or is
   created after the date hereof,
   which default (a) is caused by a
   failure to pay principal of or
   premium, if any, or interest on
   such Indebtedness prior to the
   expiration of the grace period
   provided in such Indebtedness (a
   "Payment Default") or (b) results
   in the acceleration of such
   Indebtedness prior to its express
   maturity and, in each case, the
   principal amount of any such
   Indebtedness, together with the
   principal amount of any other such
   Indebtedness under which there has
   been a Payment Default or the
   maturity of which has been so
   accelerated, aggregates $5.0
   million or more;

        (6)  the Company, or any of
   its Restricted Subsidiaries, fails
   to pay final judgments aggregating
   in excess of $5.0 million and
   either (a) any creditor commences
   enforcement proceedings upon any
   such judgment or (b) such
   judgments are not paid, discharged
   or stayed for a period of 60 days;

        (7)  any Subsidiary Guarantee
   shall be held in any judicial
   proceeding to be unenforceable or
   invalid or shall cease for any
   reason to be in full force and
   effect or any Guarantor, or any
   Person acting on behalf of any
   Guarantor, shall deny or disaffirm
   its obligations under its
   Subsidiary Guarantee, except as
   permitted by this Indenture;

        (8)  the Company or any of
   its Restricted Subsidiaries
   pursuant to or within the meaning
   of any Bankruptcy Law:

               (a)  commences a
voluntary case,

                (b)  consents to the
      entry of an order for relief
      against it in an involuntary
      case,

                (c)  consents to the
      appointment of a Custodian of
      it or for all or substantially
      all of its property,

                (d)  makes a general
      assignment for the benefit of
      its creditors, or

                (e)  admits in
      writing its inability generally
      to pay its debts as they become
      due; or

        (9)  a court of competent
   jurisdiction enters an order or
   decree under any Bankruptcy Law
   that:

                (a)  is for relief
      against the Company or any
      Restricted Subsidiary in an
      involuntary case,

                (b)  appoints a
      Custodian of the Company or any
      Restricted Subsidiary or for
      all or substantially all of the
      property of the Company or any
      Subsidiary, or

                (c)  orders the
      liquidation of the Company or
      any Restricted Subsidiary,

     and the order or decree remains
unstayed and in effect for
60 consecutive days.

          The term "Bankruptcy Law"
means Title 11, U.S. Code or any
similar Federal or state law for the
relief of debtors.  The term
"Custodian" means any receiver,
trustee, assignee, liquidator or
similar official under any Bankruptcy
Law.

          An Event of Default shall
not be deemed to have occurred under
clause (3), (5) or (6) until the
Trustee shall have received written
notice from the Company or any of the
Holders or unless a Responsible
Officer shall have knowledge of such
Event of Default.  A Default under
clause (4) is not an Event of Default
until the Trustee notifies the
Company, or the Holders of at least
25% in principal amount of the then
outstanding Notes notify the Company
and the Trustee, of the Default and
the Company does not cure the Default
within 30 days after receipt of the
notice.  The notice must specify the
Default, demand that it be remedied
and state that the notice is a
"Notice of Default."

          In the case of any Event of
Default pursuant to the provisions of
this Section 6.01 occurring by reason
of any willful action (or inaction)
taken (or not taken) by or on behalf
of the Company with the intention of
avoiding payment of the premium that
the Company would have had to pay if
the Company then had elected to
redeem the Notes pursuant to
Section 3.07 hereof, an equivalent
premium shall also become and be
immediately due and payable to the
extent permitted by law upon the
acceleration of the Notes, anything
in this Indenture or in the Notes to
the contrary notwithstanding.  If an
Event of Default occurs prior to
July 15, 2001 by reason of any
willful action (or inaction) taken
(or not taken) by or on behalf of the
Company with the intention of
avoiding the prohibition on
redemption of the Notes prior to July
15, 2001, then the premium payable
for purposes of this paragraph for
each of the years beginning on July
15 of the years set forth below shall
be as set forth in the following
table expressed as a percentage of
the amount that would otherwise be
due but for the provisions of this
sentence, plus accrued interest and
Liquidated Damages, if any, to the
date of payment:

          Year Percentage

          1995 115.625%
          1996 114.063%
          1997 112.500%
          1998 110.938%
          1999 109.375%
          2000 107.813%

Section 6.02.  Acceleration.

          If an Event of Default
(other than an Event of Default
specified in clauses (8) and (9) of
Section 6.01) relating to the Company
or any Restricted Subsidiary occurs
and is continuing, the Trustee by
notice to the Company, or the Holders
of at least 25% in principal amount
of the then outstanding Notes by
written notice to the Company and the
Trustee may declare the unpaid
principal amount of, any accrued
interest on and any Liquidated
Damages due in respect of all the
Notes to be due and payable
immediately.  Upon such declaration
the principal, interest and
Liquidated Damages shall be due and
payable immediately (together with
the premium referred to in Section
6.01, if applicable).  If any Event
of Default specified in clause (8) or
(9) of Section 6.01 relating to the
Company, any Restricted Subsidiary
that would constitute a Significant
Subsidiary or any group of Restricted
Subsidiaries that, taken together,
would constitute a Significant
Subsidiary occurs, such an amount
shall ipso facto become and be
immediately due and payable without
any declaration or other act on the
part of the Trustee or any Holder.
The Holders of a majority in
principal amount of the then
outstanding Notes by written notice
to the Trustee may rescind an
acceleration and its consequences if
the rescission would not conflict
with any judgment or decree and if
all existing Events of Default
(except nonpayment of principal,
interest or Liquidated Damages that
has become due solely because of the
acceleration) have been cured or
waived.

Section 6.03.    Other Remedies.

          If an Event of Default
occurs and is continuing, the Trustee
may pursue any available remedy to
collect the payment of principal,
premium and Liquidated Damages, if
any, and interest on the Notes or to
enforce the performance of any
provision of the Notes or this
Indenture.

          The Trustee may maintain a
proceeding even if it does not
possess any of the Notes or does not
produce any of them in the
proceeding.  A delay or omission by
the Trustee or any Holder of a Note
in exercising any right or remedy
accruing upon an Event of Default
shall not impair the right or remedy
or constitute a waiver of or acquies
cence in the Event of Default.  All
remedies are cumulative to the extent
permitted by law.

Section 6.04.    Waiver of Past
            Defaults.

          The Holders of not less
than a majority in aggregate
principal amount of the Notes then
outstanding by written notice to the
Trustee may on behalf of the Holders
of all of the Notes waive any
existing Default or Event of Default
and its consequences hereunder except
a continuing Default or Event of
Default in the payment of the
principal of or premium, interest or
Liquidated Damages on the Notes
(including in connection with an
offer to purchase) (provided,
however, that the Holders of a
majority in aggregate principal
amount of the then outstanding Notes
may rescind an acceleration and its
consequences, including any related
payment default that resulted from
such acceleration).  Upon any such
waiver, such Default shall cease to
exist, and any Event of Default
arising therefrom shall be deemed to
have been cured for every purpose of
this Indenture; but no such waiver
shall extend to any subsequent or
other Default or impair any right
consequent thereon.

Section 6.05.    Control by Majority.

          Holders of a majority in
principal amount of the then
outstanding Notes may direct in
writing the time, method and place of
conducting any proceeding for
exercising any remedy available to
the Trustee or exercising any trust
or power conferred on it.  However,
the Trustee may refuse to follow any
direction that conflicts with law or
this Indenture that the Trustee
determines may be unduly prejudicial
to the rights of other Holders of
Notes or that may involve the Trustee
in personal liability.  The Trustee
may take any other action deemed
proper by the Trustee which is not
inconsistent with such direction.

Section 6.06.    Limitation on Suits.

          A Holder of a Note may
pursue a remedy with respect to this
Indenture or the Notes only if:

        (a)  the Holder of a Note
   gives to the Trustee written
   notice of a continuing Event of
   Default;

        (b)  the Holders of at least
   25% in principal amount of the
   then outstanding Notes make a
   written request to the Trustee to
   pursue the remedy;

        (c)  such Holder of a Note or
   Holders of Notes offer and, if
   requested, provide to the Trustee
   indemnity satisfactory to the
   Trustee against any loss,
   liability or expense;

        (d)  the Trustee does not
   comply with the request within 60
   days after receipt of the request
   and the offer and, if requested,
   the provision of indemnity; and

        (e)  during such 60-day
   period the Holders of a majority
   in principal amount of the then
   outstanding Notes do not give the
   Trustee a direction inconsistent
   with the request.

          A Holder of a Note may not
use this Indenture to prejudice the
rights of another Holder of a Note or
to obtain a preference or priority
over another Holder of a Note.

Section 6.07.    Rights of Holders of
            Notes to Receive Payment.

          Notwithstanding any other
provision of this Indenture, the
right of any Holder of a Note to
receive payment of principal, premium
and Liquidated Damages, if any, and
interest on the Note, on or after the
respective due dates expressed in the
Note (including in connection with an
offer to purchase), or to bring suit
for the enforcement of any such
payment on or after such respective
dates, shall not be impaired or
affected without the consent of such
Holder.

Section 6.08.    Collection Suit by
            Trustee.

          If an Event of Default
specified in Section 6.01(1) or (2)
occurs and is continuing, the Trustee
is authorized to recover judgment in
its own name and as trustee of an
express trust against the Company or
any Guarantor for the whole amount of
principal of and premium, interest
and Liquidated Damages, if any,
remaining unpaid on the Notes and
interest on overdue principal and, to
the extent lawful, interest and such
further amount as shall be sufficient
to cover the costs and expenses of
collection, including the reasonable
compensation, expenses, disbursements
and advances of the Trustee, its
agents and counsel.

Section 6.09.    Trustee May File
            Proofs of Claim.

          The Trustee is authorized
to file such proofs of claim and
other papers or documents as may be
necessary or advisable in order to
have the claims of the Trustee
(including any claim for the
reasonable compensation, expenses,
disbursements and advances of the
Trustee, its agents and counsel) and
the Holders of the Notes allowed in
any judicial proceedings relative to
the Company or any of the Guarantors
(or any other obligor upon the Notes
), its creditors or its property and
shall be entitled and empowered to
collect, receive and distribute any
money or other property payable or
deliverable on any such claims and
any custodian in any such judicial
proceeding is hereby authorized by
each Holder to make such payments to
the Trustee, and in the event that
the Trustee shall consent to the
making of such payments directly to
the Holders, to pay to the Trustee
any amount due to it for the
reasonable compensation, expenses,
disbursements and advances of the
Trustee, its agents and counsel, and
any other amounts due the Trustee
under Section 7.07 hereof.  To the
extent that the payment of any such
compensation, expenses, disbursements
and advances of the Trustee, its
agents and counsel, and any other
amounts due the Trustee under Section
7.07 hereof out of the estate in any
such proceeding, shall be denied for
any reason, payment of the same shall
be secured by a Lien on, and shall be
paid out of, any and all
distributions, dividends, money,
securities and other properties that
the Holders may be entitled to
receive in such proceeding whether in
liquidation or under any plan of
reorganization or arrangement or
otherwise.  Nothing herein contained
shall be deemed to authorize the
Trustee to authorize or consent to or
accept or adopt on behalf of any
Holder any plan of reorganization,
arrangement, adjustment or
composition affecting the Notes or
the rights of any Holder, or to
authorize the Trustee to vote in
respect of the claim of any Holder in
any such proceeding.

Section 6.10.    Priorities.

          If the Trustee collects any
money or property pursuant to this
Article, it shall pay out the money
or property in the following order:

          First:  to the Trustee and
the Collateral Agent and each of its
agents and attorneys for amounts due
under Section 7.07 hereof and under
the Pledge and Disbursement
Agreement, including payment of all
compensation, expense and liabilities
incurred, and all advances made, by
the Trustee and the costs and
expenses of collection;

          Second:  to Holders of
Notes for amounts due and unpaid on
the Notes for principal and premium,
interest and Liquidated Damages, if
any, ratably, without preference or
priority of any kind, according to
the amounts due and payable on the
Notes for principal, premium and
Liquidated Damages, if any and
interest, respectively; and

          Third:  to the Company or
to such party as a court of competent
jurisdiction shall direct.

          The Trustee may fix a
record date and payment date for any
payment to Holders of Notes pursuant
to this Section 6.10.

Section 6.11.    Undertaking for
            Costs.

          In any suit for the
enforcement of any right or remedy
under this Indenture or in any suit
against the Trustee for any action
taken or omitted by it as a Trustee,
a court in its discretion may require
the filing by any party litigant in
the suit of an undertaking to pay the
costs of the suit, and the court in
its discretion may assess reasonable
costs, including reasonable
attorneys' fees, against any party
litigant in the suit, having due
regard to the merits and good faith
of the claims or defenses made by the
party litigant.  This Section does
not apply to a suit by the Trustee, a
suit by a Holder of a Note pursuant
to Section 6.07 hereof, or a suit by
Holders of more than 10% in principal
amount of the then outstanding Notes.


     ARTICLE 7
     TRUSTEE


Section 7.01.    Duties of Trustee.

          (a)  If an Event of Default
has occurred and is continuing, the
Trustee shall exercise such of the
rights and powers vested in it by
this Indenture, and use the same
degree of care and skill in its
exercise, as a prudent man would
exercise or use under the circum
stances in the conduct of his own
affairs.

          (b)  Except during the
continuance of an Event of Default:

        (i)  the duties of the
   Trustee shall be determined solely
   by the express provisions of this
   Indenture and the Trustee need
   perform only those duties that are
   specifically set forth in this
   Indenture and no others, and no
   implied covenants or obligations
   shall be read into this Indenture
   against the Trustee; and

        (ii) in the absence of bad
   faith on its part, the Trustee may
   conclusively rely, as to the truth
   of the statements and the
   correctness of the opinions
   expressed therein, upon
   certificates or opinions furnished
   to the Trustee and conforming to
   the requirements of this
   Indenture.  However, the Trustee
   shall examine the certificates and
   opinions to determine whether or
   not they conform to the
   requirements of this Indenture.

          (c)  The Trustee may not be
relieved from liabilities for its own
negligent action, its own negligent
failure to act, or its own willful
misconduct, except that:

        (i)  this paragraph does not
   limit the effect of paragraph (b)
   of this Section;

        (ii) the Trustee shall not be
   liable for any error of judgment
   made in good faith by a
   Responsible Officer, unless it is
   proved that the Trustee was
   negligent in ascertaining the
   pertinent facts; and

        (iii)     the Trustee shall
   not be liable with respect to any
   action it takes or omits to take
   in good faith in accordance with a
   direction received by it pursuant
   to Section 6.05 hereof.

          (d)  Whether or not therein
expressly so provided, every
provision of this Indenture that in
any way relates to the Trustee is
subject to paragraphs (a), (b), and
(c) of this Section.

          (e)  No provision of this
Indenture shall require the Trustee
to expend or risk its own funds or
incur any liability.  The Trustee
shall be under no obligation to
exercise any of its rights and powers
under this Indenture at the request
of any Holders, unless such Holders
shall have offered to the Trustee
security and indemnity satisfactory
to it against any loss, liability or
expense.

          (f)  The Trustee shall not
be liable for interest on any money
received by it except as the Trustee
may agree in writing with the
Company.  Money held in trust by the
Trustee need not be segregated from
other funds except to the extent
required by law.

Section 7.02.    Rights of Trustee.

          (a)  The Trustee may rely
upon any document believed by it to
be genuine and to have been signed or
presented by the proper Person.  The
Trustee need not investigate any fact
or matter stated in the document.

          (b)  Before the Trustee
acts or refrains from acting, it may
require an Officers' Certificate or
an Opinion of Counsel or both.  The
Trustee shall not be liable for any
action it takes or omits to take in
good faith in reliance on such
Officers' Certificate or Opinion of
Counsel.  The Trustee may consult
with counsel and the written advice
of such counsel or any Opinion of
Counsel shall be full and complete
authorization and protection from
liability in respect of any action
taken, suffered or omitted by it
hereunder in good faith and in
reliance thereon.

          (c)  The Trustee may act
through its attorneys and agents and
shall not be responsible for the
misconduct or negligence of any agent
appointed with due care.

          (d)  The Trustee shall not
be liable for any action it takes or
omits to take in good faith that it
believes to be authorized or within
the rights or powers conferred upon
it by this Indenture.

          (e)  Unless otherwise
specifically provided in this
Indenture, any demand, request,
direction or notice from the Company
or any Guarantor shall be sufficient
if signed by an Officer of the
Company or such Guarantor.

          (f)  The Trustee shall be
under no obligation to exercise any
of the rights or powers vested in it
by this Indenture at the request or
direction of any of the Holders
unless such Holders shall have
offered to the Trustee reasonable
security or indemnity against the
costs, expenses and liabilities that
might be incurred by it in compliance
with such request or direction.

Section 7.03.    Individual Rights of
            Trustee.

          The Trustee in its
individual or any other capacity may
become the owner or pledgee of Notes
and may otherwise deal with the
Company, the Guarantors or any
Affiliate of the Company with the
same rights it would have if it were
not Trustee.  However, in the event
that the Trustee acquires any
conflicting interest it must
eliminate such conflict within 90
days, apply to the SEC for permission
to continue as trustee or resign.
Any Agent may do the same with like
rights and duties.  The Trustee is
also subject to Sections 7.10 and
7.11 hereof.

Section 7.04.    Trustee's
            Disclaimer.

          The Trustee shall not be
responsible for and makes no
representation as to the validity or
adequacy of this Indenture, the Notes
or the Subsidiary Guarantees, it
shall not be accountable for the
Company's use of the proceeds from
the Notes or any money paid to the
Company or upon the Company's
direction under any provision of this
Indenture, it shall not be
responsible for the use or
application of any money received by
any Paying Agent other than the
Trustee, and it shall not be
responsible for any statement or
recital herein or any statement in
the Notes or any other document in
connection with the sale of the Notes
or pursuant to this Indenture other
than its certificate of
authentication.

Section 7.05.    Notice of Defaults.

          If a Default or Event of
Default occurs and is continuing and
if it is known to a Responsible
Officer of the Trustee, the Trustee
shall mail to Holders of Notes a
notice of the Default or Event of
Default within 90 days after it
occurs.  Except in the case of a
Default or Event of Default in pay
ment of principal of, and premium,
interest or Liquidated Damages, if
any, on, any Note, the Trustee may
withhold the notice if and so long as
a committee of its Responsible
Officers in good faith determines
that withholding the notice is in the
interests of the Holders of the
Notes.

Section 7.06.    Reports by Trustee
            to Holders of the Notes.

          Within 60 days after each
May 15 beginning with the May 15
following the date of this Indenture,
and for so long as Notes remain
outstanding, the Trustee shall mail
to the Holders of the Notes a brief
report dated as of such reporting
date that complies with TIA Section
313(a) (but if no event described in
TIA Section 313(a) has occurred
within the twelve months preceding
the reporting date, no report need be
transmitted).  The Trustee also shall
comply with TIA Section 313(b)(2).
The Trustee shall also transmit by
mail all reports as required by TIA
Section 313(c).

          A copy of each report at
the time of its mailing to the
Holders of Notes shall be mailed to
the Company and filed with the SEC
and each stock exchange on which the
Notes are listed in accordance with
TIA Section 313(d).  The Company
shall promptly notify the Trustee
when the Notes are listed on any
stock exchange.

Section 7.07.    Compensation and
            Indemnity.

          The Company and the
Guarantors shall pay to the Trustee
from time to time such compensation
for its acceptance of this Indenture
and services hereunder as the Company
and Trustee have separately agreed in
writing.  The Trustee's compensation
shall not be limited by any law on
compensation of a trustee of an
express trust.  The Company and the
Guarantors shall reimburse the
Trustee promptly upon request for all
reasonable disbursements, advances
and expenses incurred or made by it
in addition to the compensation for
its services.  Such expenses shall
include the reasonable compensation,
disbursements and expenses of the
Trustee's agents and counsel.

          The Company and the
Guarantors shall jointly and
severally indemnify the Trustee and
each of its officers, directors,
attorneys-in-fact and agents against
any and all losses, liabilities or
expenses incurred by it arising out
of or in connection with the
acceptance or administration of its
duties under this Indenture,
including the costs and expenses of
enforcing this Indenture against the
Company and the Guarantors (including
this Section 7.07) and defending
itself against any claim (whether
asserted by the Company, the
Guarantors or any Holder or any other
person) or liability in connection
with the exercise or performance of
any of its powers or duties
hereunder, except to the extent any
such loss, liability or expense may
be attributable to its negligence,
willful misconduct or bad faith.  The
Trustee shall notify the Company and
the Guarantors promptly of any claim
for which it may seek indemnity.
Failure by the Trustee to so notify
the Company and the Guarantors shall
not relieve the Company and the
Guarantors of their obligations
hereunder.  The Company and the
Guarantors shall defend the claim and
the Trustee shall cooperate in the
defense.  The Trustee may have
separate counsel and the Company and
the Guarantors shall pay the
reasonable fees and expenses of such
counsel.  The Company and the
Guarantors need not pay for any
settlement made without their
consent, which consent shall not be
unreasonably withheld.

          The obligations of the
Company and the Guarantors under this
Section 7.07 shall survive the
satisfaction and discharge of this
Indenture.

          To secure the Company's and
the Guarantors' payment obligations
in this Section, the Trustee shall
have a Lien prior to the Notes on all
money or property held or collected
by the Trustee, except that held in
trust to pay principal and interest
on particular Notes.  Such Lien shall
survive the satisfaction and
discharge of this Indenture.

          When the Trustee incurs
expenses or renders services after an
Event of Default specified in
Section 6.01(8) or (9) hereof occurs,
the expenses and the compensation for
the services (including the fees and
expenses of its agents and counsel)
are intended to constitute expenses
of administration under any
Bankruptcy Law.

          The Trustee shall comply
with the provisions of TIA
Section 313(b)(2) to the extent
applicable.

          The Company's obligations
under this Section 7.07 and any lien
arising hereunder shall survive the
resignation or removal of the
Trustee, the discharge of the
Company's obligations pursuant to
Article 8 of this Indenture and any
rejection or termination of this
Indenture under Bankruptcy Law.

Section 7.08.    Replacement of
            Trustee.

          A resignation or removal of
the Trustee and appointment of a
successor Trustee shall become
effective only upon the successor
Trustee's acceptance of appointment
as provided in this Section.

          The Trustee may resign in
writing at any time and be discharged
from the trust hereby created by so
notifying the Company.  The Holders
of a majority in principal amount of
the then outstanding Notes may remove
the Trustee by so notifying the
Trustee and the Company in writing.
The Company may remove the Trustee
if:

        (a)  the Trustee fails to
   comply with Section 7.10 hereof;

        (b)  the Trustee is adjudged
   a bankrupt or an insolvent or an
   order for relief is entered with
   respect to the Trustee under any
   Bankruptcy Law;

        (c)  a Custodian or public
   officer takes charge of the
   Trustee or its property; or

          (d)  the Trustee becomes
incapable of acting.

          If the Trustee resigns or
is removed or if a vacancy exists in
the office of Trustee for any reason,
the Company shall promptly appoint a
successor Trustee.

          If a successor Trustee does
not take office within 60 days after
the retiring Trustee resigns or is
removed, the retiring Trustee, the
Company, or the Holders of at least
10% in principal amount of the then
outstanding Notes may petition any
court of competent jurisdiction for
the appointment of a successor
Trustee.

          If the Trustee, after
written request by any Holder of a
Note who has been a Holder of a Note
for at least six months, fails to
comply with Section 7.10, such Holder
of a Note may petition any court of
competent jurisdiction for the
removal of the Trustee and the
appointment of a successor Trustee.

          A successor Trustee shall
deliver a written acceptance of its
appointment to the retiring Trustee
and to the Company.  Thereupon, the
resignation or removal of the
retiring Trustee shall become
effective, and the successor Trustee
shall have all the rights, powers and
duties of the Trustee under this
Indenture.  The successor Trustee
shall mail a notice of its succession
to Holders of the Notes.  The
retiring Trustee shall promptly
transfer all property held by it as
Trustee to the successor Trustee,
provided all sums owing to the
Trustee hereunder have been paid and
subject to the Lien provided for in
Section 7.07 hereof.  Notwithstanding
replacement of the Trustee pursuant
to this Section 7.08, the Company's
obligations under Section 7.07 hereof
shall continue for the benefit of the
retiring Trustee.

Section 7.09.    Successor Trustee by
            Merger, etc.

          If the Trustee
consolidates, merges or converts
into, or transfers all or
substantially all of its corporate
trust business to, another
corporation, the successor corpora
tion without any further act shall be
the successor Trustee.

Section 7.10.    Eligibility;
            Disqualification.

          There shall at all times be
a Trustee hereunder that is a
corporation organized and doing
business under the laws of the United
States of America or of any state
thereof that is authorized under such
laws to exercise corporate trustee
power, that is subject to supervision
or examination by federal or state
authorities and that has a combined
capital and surplus of at least $25
million as set forth in its most
recent published annual report of
condition.

          This Indenture shall always
have a Trustee who satisfies the
requirements of TIA
Section 310(a)(1), (2) and (5).  The
Trustee is subject to TIA
Section 310(b).

Section 7.11.    Preferential
            Collection of Claims
            Against Company.

          The Trustee is subject to
TIA Section 311(a), excluding any
creditor relationship listed in TIA
Section 311(b).  A Trustee who has
resigned or been removed shall be
subject to TIA Section 311(a) to the
extent indicated therein.


               ARTICLE 8
     LEGAL DEFEASANCE AND COVENANT
DEFEASANCE


Section 8.01.    Option to Effect
            Legal Defeasance or
            Covenant Defeasance.

          The Company may, at the
option of its Board of Directors
evidenced by a resolution set forth
in an Officers' Certificate, at any
time, elect to have either Section
8.02 or 8.03 hereof be applied to all
outstanding Notes upon compliance
with the conditions set forth below
in this Article 8.

Section 8.02.    Legal Defeasance and
            Discharge.

          Upon the Company's exercise
under Section 8.01 hereof of the
option applicable to this Section
8.02, the Company and the Guarantors
shall, subject to the satisfaction of
the conditions set forth in Section
8.04 hereof, be deemed to have been
discharged from their obligations
with respect to all outstanding Notes
and Subsidiary Guarantees on the date
the conditions set forth below are
satisfied (hereinafter, "Legal
Defeasance").  For this purpose,
Legal Defeasance means that the
Company shall be deemed to have paid
and discharged the entire
Indebtedness represented by the
outstanding Notes, which shall
thereafter be deemed to be
"outstanding" only for the purposes
of Section 8.05 hereof and the other
Sections of this Indenture referred
to in (a) and (b) below, and to have
satisfied all its other obligations
under such Notes and this Indenture
(and the Trustee, on demand of and at
the expense of the Company, shall
execute proper instruments
acknowledging the same), except for
the following provisions which shall
survive until otherwise terminated or
discharged hereunder:  (a) the rights
of Holders of outstanding Notes to
receive payments in respect of the
principal of and premium, interest
and Liquidated Damages, if any, on
such Notes when such payments are due
solely from the trust fund described
in Section 8.04 hereof, and as more
fully set forth in such Section,
(b) the Company's obligations with
respect to such Notes under Article 2
and Section 4.02 hereof, (c) the
rights, powers, trusts, duties and
immunities of the Trustee hereunder
and the Company's obligations in
connection therewith and (d) this
Article 8.  Subject to compliance
with this Article 8, the Company may
exercise its option under this
Section 8.02 notwithstanding the
prior exercise of its option under
Section 8.03 hereof.

Section 8.03.    Covenant Defeasance.

          Upon the Company's exercise
under Section 8.01 hereof of the
option applicable to this Section
8.03, the Company and the Guarantors
shall, subject to the satisfaction of
the conditions set forth in Section
8.04 hereof, be released from their
obligations under the covenants
contained in Sections 4.03, 4.04,
4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13, 4.15, 4.16, 4.17, 4.18 and 5.01
hereof with respect to the
outstanding Notes on and after the
date the conditions set forth below
are satisfied (hereinafter, "Covenant
Defeasance"), and the Notes shall
thereafter be deemed not
"outstanding" for the purposes of any
direction, waiver, consent or
declaration or act of Holders (and
the consequences of any thereof) in
connection with such covenants, but
shall continue to be deemed
"outstanding" for all other purposes
hereunder (it being understood that
such Notes shall not be deemed
outstanding for accounting purposes).
For this purpose, Covenant Defeasance
means that, with respect to the
outstanding Notes, the Company may
omit to comply with and shall have no
liability in respect of any term,
condition or limitation set forth in
any such covenant, whether directly
or indirectly, by reason of any
reference elsewhere herein to any
such covenant or by reason of any
reference in any such covenant to any
other provision herein or in any
other document and such omission to
comply shall not constitute a Default
or an Event of Default under Section
6.01 hereof, but, except as specified
above, the remainder of this
Indenture and such Notes shall be
unaffected thereby.  In addition,
upon the Company's exercise under
Section 8.01 hereof of the option
applicable to this Section 8.03
hereof, subject to the satisfaction
of the conditions set forth in
Section 8.04 hereof, Sections 6.01(4)
through 6.01(7) hereof shall not
constitute Events of Default.

Section 8.04.    Conditions to Legal
            or Covenant Defeasance.

     The following shall be the
conditions to the application of
either Section 8.02 or 8.03 hereof to
the outstanding Notes:

          In order to exercise either
Legal Defeasance or Covenant
Defeasance:

                     (a) the Company
      must irrevocably deposit with
      the Trustee, in trust, for the
      benefit of the Holders, cash in
      United States dollars,
      non-callable Government
      Securities, or a combination
      thereof, in such amounts as
      will be sufficient, without
      reinvestment, in the opinion of
      a nationally recognized firm of
      independent public accountants,
      to pay the principal of and
      premium, interest and
      Liquidated Damages, if any, on
      the outstanding Notes on the
      stated maturity or on the
      applicable redemption date, as
      the case may be, and the
      Company must specify whether
      the Notes are being defeased to
      maturity or to a particular
      redemption date;

                     (b) in the case
      of an election under Section
      8.02 hereof, the Company shall
      have delivered to the Trustee
      an Opinion of Counsel in the
      United States reasonably
      acceptable to the Trustee
      confirming that (A) the Company
      has received from, or there has
      been published by, the Internal
      Revenue Service a ruling or (B)
      since the date of this
      Indenture, there has been a
      change in the applicable
      federal income tax law, in
      either case to the effect that,
      and based thereon such Opinion
      of Counsel shall confirm that,
      the Holders of the outstanding
      Notes will not recognize
      income, gain or loss for
      federal income tax purposes as
      a result of such Legal
      Defeasance and will be subject
      to federal income tax on the
      same amounts, in the same
      manner and at the same times as
      would have been the case if
      such Legal Defeasance had not
      occurred;

                     (c) in the case
      of an election under Section
      8.03 hereof, the Company shall
      have delivered to the Trustee
      an Opinion of Counsel in the
      United States reasonably
      acceptable to the Trustee
      confirming that the Holders of
      the outstanding Notes will not
      recognize income, gain or loss
      for federal income tax purposes
      as a result of such Covenant
      Defeasance and will be subject
      to federal income tax on the
      same amounts, in the same
      manner and at the same times as
      would have been the case if
      such Covenant Defeasance had
      not occurred;

                     (d) no Default
      or Event of Default shall have
      occurred and be continuing on
      the date of such deposit (other
      than a Default or Event of
      Default resulting from the
      borrowing of funds to be
      applied to such deposit) or
      insofar as Sections 6.01(8) or
      6.01(9) hereof is concerned, at
      any time in the period ending
      on the 91st day after the date
      of deposit;

                     (e) such Legal
      Defeasance or Covenant
      Defeasance shall not result in
      a breach or violation of, or
      constitute a default under, any
      material agreement or
      instrument (other than this
      Indenture) to which the Company
      or any of its Subsidiaries is a
      party or by which the Company
      or any of its Subsidiaries is
      bound;

                     (f) the Company
      shall have delivered to the
      Trustee an opinion of counsel
      to the effect that after the
      91st day following the deposit,
      the trust funds will not be
      subject to the effect of any
      applicable bankruptcy,
      insolvency, reorganization or
      similar laws affecting
      creditors' rights generally;

                     (g) the Company
      shall have delivered to the
      Trustee an Officers'
      Certificate stating that the
      deposit was not made by the
      Company with the intent of
      preferring the Holders of Notes
      over the other creditors of the
      Company with the intent of
      defeating, hindering, delaying
      or defrauding creditors of the
      Company or others; and

                     (h) the Company
      shall have delivered to the
      Trustee an Officers'
      Certificate and an Opinion of
      Counsel, each stating that all
      conditions precedent provided
      for or relating to the Legal
      Defeasance or the Covenant
      Defeasance have been complied
      with.

Section 8.05.    Deposited Money and
            Government Securities to
            be Held in Trust; Other
            Miscellaneous Provisions.

          Subject to Section 8.06
hereof, all money and non-callable
Government Securities (including the
proceeds thereof) deposited with the
Trustee (or other qualifying trustee,
collectively for purposes of this
Section 8.05, the "Trustee") pursuant
to Section 8.04 hereof in respect of
the outstanding Notes shall be held
in trust and applied by the Trustee,
in accordance with the provisions of
such Notes and this Indenture, to the
payment, either directly or through
any Paying Agent (including the
Company acting as Paying Agent) as
the Trustee may determine, to the
Holders of such Notes of all sums due
and to become due thereon in respect
of principal, premium, interest and
Liquidated Damages, if any, but such
money need not be segregated from
other funds except to the extent
required by law.

          The Company and the
Guarantors shall pay and indemnify
the Trustee against any tax, fee or
other charge imposed on or assessed
against the cash or non-callable
Government Securities deposited
pursuant to Section 8.04 hereof or
the principal and interest received
in respect thereof other than any
such tax, fee or other charge which
by law is for the account of the
Holders of the outstanding Notes.

          Anything in this Article 8
to the contrary notwithstanding, the
Trustee shall deliver or pay to the
Company from time to time upon the
request of the Company any money or
non-callable Government Securities
held by it as provided in
Section 8.04 hereof which, in the
opinion of a nationally recognized
firm of independent public
accountants expressed in a written
certification thereof delivered to
the Trustee (which may be the opinion
delivered under Section 8.04(a)
hereof), are in excess of the amount
thereof that would then be required
to be deposited to effect an
equivalent Legal Defeasance or
Covenant Defeasance.

Section 8.06.    Repayment to
            Company.

          Any money deposited with
the Trustee or any Paying Agent, or
then held by the Company, in trust
for the payment of the principal of,
premium or Liquidated Damages, if
any, or interest on any Note and
remaining unclaimed for two years
after such principal, and premium or
Liquidated Damages, if any, or
interest has become due and payable
shall be paid to the Company on its
request or (if then held by the
Company) shall be discharged from
such trust; and the Holder of such
Note shall thereafter, as a secured
creditor, look only to the Company
for payment thereof, and all
liability of the Trustee or such
Paying Agent with respect to such
trust money, and all liability of the
Company as trustee thereof, shall
thereupon cease; provided, however,
that the Trustee or such Paying
Agent, before being required to make
any such repayment, may at the
expense of the Company cause to be
published once, in the New York Times
and The Wall Street Journal (national
edition), notice that such money
remains unclaimed and that, after a
date specified therein, which shall
not be less than 30 days from the
date of such notification or
publication, any unclaimed balance of
such money then remaining will be
repaid to the Company.

Section 8.07.    Reinstatement.

          If the Trustee or Paying
Agent is unable to apply any United
States dollars or non-callable
Government Securities in accordance
with Section 8.02 or 8.03 hereof, as
the case may be, by reason of any
order or judgment of any court or
governmental authority enjoining,
restraining or otherwise prohibiting
such application, then the
obligations of the Company and the
Guarantors under this Indenture, the
Notes and the Subsidiary Guarantees
shall be revived and reinstated as
though no deposit had occurred
pursuant to Section 8.02 or 8.03
hereof until such time as the Trustee
or Paying Agent is permitted to apply
all such money in accordance with
Section 8.02 or 8.03 hereof, as the
case may be; provided, however, that,
if the Company or any Guarantor makes
any payment of principal of, premium
or Liquidated Damages, if any, or
interest on any Note following the
reinstatement of its obligations, the
Company or such Guarantor shall be
subrogated to the rights of the
Holders of such Notes to receive such
payment from the money held by the
Trustee or Paying Agent.


     ARTICLE 9
     AMENDMENT, SUPPLEMENT AND WAIVER


Section 9.01.    Without Consent of
            Holders of Notes.

          Notwithstanding Section
9.02 of this Indenture, the Company,
the Guarantors and the Trustee may
amend or supplement this Indenture or
the Notes without the consent of any
Holder of a Note:

        (a)  to cure any ambiguity,
   defect or inconsistency;

        (b)  to provide for
   uncertificated Notes in addition
   to or in place of Certificated
   Notes;

        (c)  to provide for the
   assumption of the Company's or any
   Guarantor's obligations to the
   Holders of the Notes in the case
   of a merger or consolidation
   pursuant to Article 5 or Article
   11 hereof, as applicable;

        (d)  to provide for the
   addition of a Guarantor pursuant
   to Section 4.16 of this Indenture;

        (e)  to make any change that
   would provide any additional
   rights or benefits to the Holders
   of the Notes or that does not
   adversely affect the legal rights
   hereunder of any Holder of the
   Note; or

        (f)  to comply with
   requirements of the SEC in order
   to effect or maintain the
   qualification of this Indenture
   under the TIA.

          Upon the request of the
Company accompanied by a resolution
of the Board of Directors of the
Company and each of the Guarantors,
as the case may be, authorizing the
execution of any such amended or
supplemental Indenture, and upon
receipt by the Trustee of the
documents described in Section 7.02
hereof, the Trustee shall join with
the Company and the Guarantors in the
execution of any amended or supple
mental Indenture authorized or
permitted by the terms of this
Indenture and to make any further
appropriate agreements and
stipulations that may be therein
contained, but the Trustee shall not
be obligated to enter into such
amended or supplemental Indenture
that affects its own rights, duties
or immunities under this Indenture or
otherwise.

Section 9.02.    With Consent of
            Holders of Notes.

          Except as provided below in
this Section 9.02, the Company, the
Guarantors and the Trustee may amend
or supplement this Indenture
(including Sections 3.09, 4.10 and
4.15 hereof) and the Notes with the
consent of the Holders of at least a
majority in principal amount of the
Notes then outstanding (including
consents obtained in connection with
a tender offer or exchange offer for
the Notes), and, subject to Sections
6.04 and 6.07 hereof, any existing
Default or Event of Default (other
than a Default or Event of Default in
the payment of the principal of and
premium, interest and Liquidated
Damages, if any, on the Notes, except
a payment default resulting from an
acceleration that has been rescinded)
or compliance with any provision of
this Indenture or the Notes may be
waived with the consent of the
Holders of a majority in principal
amount of the then outstanding Notes
(including consents obtained in
connection with a tender offer or
exchange offer for the Notes).
Without the consent of at least 75%
in aggregate principal amount of the
Notes then outstanding (including
consents obtained in connection with
a tender offer or exchange offer for
such Notes), no waiver or amendment
to this Indenture may make any change
in the provisions of Article 10
hereof that adversely affects the
rights of any Holder of Notes.

          Upon the request of the
Company accompanied by a resolution
of the Board of Directors of the
Company and each of the Guarantors,
as the case may be, authorizing the
execution of any such amended or
supplemental Indenture, and upon the
filing with the Trustee of evidence
satisfactory to the Trustee of the
consent of the Holders of Notes as
aforesaid, and upon receipt by the
Trustee of the documents described in
Section 7.02 hereof, the Trustee
shall join with the Company and the
Guarantors in the execution of such
amended or supplemental Indenture
unless such amended or supplemental
Indenture affects the Trustee's own
rights, duties or immunities under
this Indenture or otherwise, in which
case the Trustee may in its
discretion, but shall not be
obligated to, enter into such amended
or supplemental Indenture.

          It shall not be necessary
for the consent of the Holders of
Notes under this Section 9.02 to
approve the particular form of any
proposed amendment or waiver, but it
shall be sufficient if such consent
approves the substance thereof.

          After an amendment,
supplement or waiver under this
Section becomes effective, the
Company shall mail to the Holders of
Notes affected thereby a notice
briefly describing the amendment,
supplement or waiver.  Any failure of
the Company to mail such notice, or
any defect therein, shall not,
however, in any way impair or affect
the validity of any such amended or
supplemental Indenture or waiver.
Subject to Sections 6.04 and 6.07
hereof, the Holders of a majority in
aggregate principal amount of the
Notes then outstanding may waive
compliance in a particular instance
by the Company or any Guarantor with
any provision of this Indenture or
the Notes.  However, without the
consent of each Holder affected, an
amendment or waiver may not (with
respect to any Notes held by a non-
consenting Holder):

                (a) reduce the
      principal amount of Notes whose
      Holders must consent to an
      amendment, supplement or
      waiver;

                (b) reduce the
      principal of or change the
      fixed maturity of any Note or
      alter the provisions with
      respect to the redemption of
      the Notes (except as provided
      above with respect to Sections
      4.10 and 4.15 hereof);

                (c) reduce the rate
      of or change the time for
      payment of interest or
      Liquidated Damages on any Note;

                (d) waive a Default
      or Event of Default in the
      payment of principal of or
      premium interest or Liquidated
      Damages on the Notes (except a
      rescission of acceleration of
      the Notes by the Holders of at
      least a majority in aggregate
      principal amount of the Notes
      and a waiver of the payment
      default that resulted from such
      acceleration);

                (e) make any Note
      payable in money other than
      that stated in the Notes;

                (f) make any change
      in the provisions of this
      Indenture relating to waivers
      of past Defaults or the rights
      of Holders of Notes to receive
      payments of principal of or
      premium, interest or Liquidated
      Damages on the Notes;

                (g) waive a
      redemption payment with respect
      to any Note (except as provided
      above with respect to Sections
      4.10 and 4.15 hereof);

                (h) make any change
      in the foregoing amendment and
      waiver provisions.

Section 9.03.    Compliance with
            Trust Indenture Act.

          Every amendment or
supplement to this Indenture or the
Notes shall be set forth in a amended
or supplemental Indenture that
complies with the TIA as then in
effect.

Section 9.04.    Revocation and
            Effect of Consents.

          Until an amendment,
supplement or waiver becomes
effective, a consent to it by a
Holder of a Note is a continuing
consent by the Holder of a Note and
every subsequent Holder of a Note or
portion of a Note that evidences the
same debt as the consenting Holder's
Note, even if notation of the consent
is not made on any Note.  However,
any such Holder of a Note or
subsequent Holder of a Note may
revoke the consent as to its Note if
the Trustee receives written notice
of revocation before the date the
waiver, supplement or amendment
becomes effective.  An amendment,
supplement or waiver becomes
effective in accordance with its
terms and thereafter binds every
Holder.

Section 9.05.    Notation on or
            Exchange of Notes.

          The Trustee may place an
appropriate notation about an
amendment, supplement or waiver on
any Note thereafter authenticated.
The Company in exchange for all Notes
may issue and the Trustee shall
authenticate new Notes that reflect
the amendment, supplement or waiver.

          Failure to make the
appropriate notation or issue a new
Note shall not affect the validity
and effect of such amendment,
supplement or waiver.

Section 9.06.    Trustee to Sign
            Amendments, etc.

          The Trustee shall sign any
amended or supplemental Indenture
authorized pursuant to this Article
Nine if the amendment or supplement
does not adversely affect the rights,
duties, liabilities or immunities of
the Trustee.  Neither the Company nor
any Guarantor may sign an amendment
or supplemental indenture until its
respective Board of Directors
approves it.  In executing any
amended or supplemental indenture,
the Trustee shall be entitled to
receive and (subject to Section 7.01)
shall be fully protected in relying
upon, an Officer's Certificate and an
Opinion of Counsel stating that the
execution of such amended or
supplemental indenture is authorized
or permitted by this Indenture.


     ARTICLE 10
     SUBORDINATION


Section 10.01. Agreement to
Subordinate.

          The Company agrees, and
each Holder of Notes by accepting a
Note agrees, that the Subordinated
Obligations (as defined in Section
10.02) are subordinated in right of
payment, to the extent and in the
manner provided in this Article, to
the prior payment in full in cash of
all Obligations with respect to
Senior Debt of the Company (whether
outstanding on the date hereof or
hereafter created, incurred, assumed
or guaranteed), and that the
subordination is for the benefit of
the holders of Senior Debt.

Section 10.02. Certain Definitions.

          "Bank Lenders" means the
lenders and creditors under the Bank
Credit Agreements.

          "Insolvency or Liquidation
Proceeding" means, with respect to
any Person, (i) any insolvency or
bankruptcy or similar case or
proceeding, or any reorganization,
receivership, liquidation,
dissolution or winding up of such
person, whether voluntary or
involuntary, or (ii) any assignment
for the benefit of creditors or any
other marshalling of assets and
liabilities of such Person.

          "Post-Petition Interest"
means, with respect to any
Indebtedness of any Person, all
interest accrued or accruing on such
Indebtedness after the commencement
of any Insolvency or Liquidation
Proceeding against such Person in
accordance with and at the contract
rate (including, without limitation,
any rate applicable upon default)
specified in the agreement or
instrument creating, evidencing or
governing such Indebtedness, whether
or not, pursuant to applicable law or
otherwise, the claim for such
interest is allowed as a claim in
such Insolvency or Liquidation
proceeding.

          "Representative" means,
with respect to any Senior Debt, the
agent or other representative(s), if
any, of holders of such Senior Debt.

          "Senior Bank Debt" means
all Obligations outstanding under the
Bank Credit Agreements.

          "Stock Collateral" means
any Equity Interests in any
Subsidiary of the Company.

          "Subordinated Obligations"
means all Indebtedness and other
Obligations of the Company or any of
its Subsidiaries, contingent or
otherwise, now or hereafter existing
under or in respect of the Notes
(pursuant to the terms thereof or any
other agreement or instrument
relating thereto) or this Indenture,
other than (i) the making of the
interest payment payable on July 15,
1997 from the Pledge Account pursuant
to the terms of the Pledge and
Disbursement Agreement and (ii)
payments and other distributions made
from any defeasance trust created
pursuant to Article 8 hereof, which
obligations, in each case, shall not
constitute Subordinated Obligations.

Section 10.03. Liquidation;
Dissolution; Bankruptcy.

          Upon any distribution of
cash, securities or other property to
creditors of the Company in a
liquidation or dissolution of the
Company or in a bankruptcy,
reorganization, insolvency,
receivership or similar proceeding
relating to the Company or its
property, in an assignment for the
benefit of creditors or any
marshalling of the Company's assets
and liabilities;

                (1)  holders of
      Senior Debt of the Company
      shall be entitled to receive
      payment in full in cash of all
      Obligations due in respect of
      such Senior Debt before Holders
      of the Notes shall be entitled
      to receive any payment with
      respect to the Notes (except
      that Holders may receive (i)
      the interest payment payable on
      July 15, 1997 from the Pledge
      Account pursuant to the Pledge
      and Disbursement Agreement,
      (ii) securities that are
      subordinated to at least the
      same extent as the Notes to (a)
      Senior Debt of the Company and
      (b) any securities issued in
      exchange for Senior Debt of the
      Company and (iii) payments and
      other distributions made from
      any defeasance trust created
      pursuant to Article 8 hereof);
      and

                (2)  until all
      Obligations with respect to
      Senior Debt of the Company (as
      provided in subsection (1)
      above) are paid in full in
      cash, any distribution to which
      Holders of Notes would be
      entitled but for this Article
      shall be made to holders of
      such Senior Debt (except that
      Holders may receive (i) the
      interest payment payable on
      July 15, 1997 from the Pledge
      Account pursuant to the Pledge
      and Disbursement Agreement,
      (ii) securities that are
      subordinated to at least the
      same extent as the Notes to (a)
      Senior Debt of the Company and
      (b) any securities issued in
      exchange for Senior Debt of the
      Company and (iii) payments and
      other distributions made from
      any defeasance trust created
      pursuant to Article 8 hereof),
      as their interests may appear.

Section 10.04. Default on Senior
Debt; No Stock Collateral.

          The Company may not make
any payment or distribution to the
Trustee or any Holder in respect of
Obligations with respect to the Notes
and may not acquire from the Trustee
or any Holder any Notes for cash or
property (other than (i) the interest
payment payable on July 15, 1997 from
the Pledge Account, (ii) securities
that are subordinated to at least the
same extent as the Notes to (a)
Senior Debt of the Company and (b)
any securities issued in exchange for
Senior Debt of the Company and (iii)
payments and other distributions made
from any defeasance trust created
pursuant to Article 8 hereof) until
all principal and other Obligations
with respect to such Senior Debt have
been paid in full in cash if:

                (i)  a default in the
      payment of the principal of or
      premium or interest on Senior
      Debt of the Company occurs and
      in continuing; or

                (ii) a default, other
      than a payment default, under
      the agreement, indenture, or
      other document governing
      Designated Senior Debt occurs
      and is continuing that permits
      holders of the Designated
      Senior Debt as to which such
      default relates to accelerate
      its maturity and the Trustee
      receives a notice of such
      default (a "Payment Blockage
      Notice") from the Senior Agent.
      If the Trustee receives any
      such Payment Blockage Notice,
      no subsequent Payment Blockage
      Notice shall be effective for
      purposes of this Section unless
      until at least 360 days shall
      have elapsed since the
      effectiveness of the
      immediately prior Payment
      Blockage Notice.  No nonpayment
      default that existed or was
      continuing on the date of
      delivery of any Payment
      Blockage Notice to the Trustee
      shall be, or made, the basis
      for a subsequent Payment
      Blockage Notice.

          The Company may and shall
resume payments on and distributions
in respect of the Notes and it may
acquire them upon:

                (1)  in the case of a
      default referred to in Section
      10.04(i) hereof, the date upon
      which such default is cured or
      waived, or

                (2)  in the case of a
      default referred to in Section
      10.04(ii) hereof, the earlier
      of the date upon which the
      default is cured or waived or
      179 days after the date on
      which the applicable Payment
      Blockage Notice is received,
      unless the maturity of such
      Senior Debt has been
      accelerated,

if this Article otherwise permits the
payment, distribution or acquisition
at the time of such payment or
acquisition.

          The Company agrees that it
will not, directly or indirectly,
transfer or pledge or grant any
security interests in any Stock
Collateral for any of the
Subordinated Obligations, and the
Trustee and the Holders agree that
neither the Trustee nor any Holder
will demand or accept any such Stock
Collateral, and should any transfer
or pledge of or security interest in
any Stock Collateral at any time be
made to or received by the Trustee or
any such Holder, such Stock
Collateral shall be held for the
benefit of the holders of Senior Debt
of the Company and, upon request,
delivered and transferred to the
Senior Agent for the benefit of the
holders of such Senior Debt.

Section 10.05. Acceleration of Notes.

          If payment of the Notes is
accelerated because of an Event of
Default, the Company shall promptly
notify holders of Senior Debt of the
Company of the acceleration.

Section 10.06. When Distribution Must
Be Paid Over.

          In the event that the
Trustee or any Holder of Notes
receives any payment of any
Obligations with respect to the Notes
at a time when a Responsible Officer
of the Trustee or such Holder, as
applicable, has actual knowledge that
such payment is prohibited by Section
10.04 hereof, such payment shall be
held by the Trustee or such Holder,
in trust for the benefit of, and
shall be paid forthwith over and
delivered, upon written request, to
the holders of Senior Debt of the
Company as their interests may appear
under the indenture or other
agreement (if any) pursuant to which
such Senior Debt may have been
issued, as their respective interests
may appear as set forth in a writing
provided to the Trustee and consented
to by all Representatives of the
holders of Senior Debt of the
Company, for application to the
payment of all Obligations with
respect to such Senior Debt remaining
unpaid to the extent necessary to pay
such Obligations in full in
accordance with their terms, after
giving affect to any concurrent
payment or distribution to or for the
holders of such Senior Debt.

          With respect to the holders
of Senior Debt of the Company, the
Trustee undertakes to perform only
such obligations on the part of the
Trustee as are specifically set forth
in this Article 10, and no implied
covenants or obligations with respect
to the holders of such Senior Debt
shall be read into this Indenture
against the Trustee.  The Trustee
shall not be deemed to owe any
fiduciary duty to the holders of
Senior Debt of the Company, and shall
not be liable to any such holders if
the Trustee shall pay over or
distribute to or on behalf of Holders
of Notes of the Company or any other
Person money or assets to which any
holders of such Senior Debt shall be
entitled by virtue of this Article
10, except if such payment is made at
a time when a Responsible Officer has
actual knowledge that the terms of
this Article 10 prohibit such
payment.

Section 10.07. Notice.

          The Company shall promptly
notify the Trustee and the Paying
Agent in writing of any facts known
to the Company that would cause a
payment of any Obligations with
respect to the Notes to violate this
Article, but failure to give such
notice shall not affect the
subordination of the Notes to the
Senior Debt of the Company as
provided in this Article.

Section 10.08. Subrogation.

          After all Senior Debt of
the Company is paid in full in cash
and until the Notes are paid in full,
Holders of Notes shall be subrogated
(equally and ratably with all other
Indebtedness pari passu with the
Notes) to the rights of holders of
such Senior Debt to receive
distributions applicable to such
Senior Debt to the extent that
distributions otherwise payable to
the Holders have been applied to the
payment of such Senior Debt.  A
distribution made under this Article
to holders of Senior Debt of the
Company that otherwise would have
been made to Holders of Notes is not,
as between the Company and Holders of
Notes, a payment by the Company on
the Notes.

Section 10.09. Relative Rights.

          This Article defines the
relative rights of Holders of Notes
and holders of Senior Debt of the
Company.  Nothing in this Indenture
shall:

                (1)  impair, as
      between the Company and Holders
      of Notes, the obligation of the
      Company, which is absolute and
      unconditional, to pay principal
      of and premium, interest and
      Liquidated Damages, if any, on
      the Notes in accordance with
      their terms;

                (2)  affect the
      relative rights of Holders of
      Notes and creditors of the
      Company other than their rights
      in relation to holders of such
      Senior Debt; or

                (3)  prevent the
      Trustee or any Holder of Notes
      from exercising its available
      remedies upon a Default or
      Event of Default, subject to
      the rights of holders of owners
      of such Senior Debt to receive
      distributions and payments
      otherwise payable to Holders of
      Notes.

          If the Company fails
because of this Article to pay
principal of or premium, interest or
Liquidated Damages, if any, on a Note
on the due date, the failure is still
a Default or Event of Default.

Section 10.10. Subordination May Not
Be Impaired by Company.

          (a)  No right of any holder
of Senior Debt of the Company to
enforce the subordination of the
Indebtedness evidenced by the Notes
shall be impaired by any act or
failure to act by the Company or any
Holder or the failure of the Company
or any Holder to comply with this
Indenture.

          (b)  Without in any way
limiting Section 10.10(a), the
holders of any Senior Debt of the
Company may, at any time and from
time to time, without the consent of
or notice to any Holders, without
incurring any liabilities to any
Holder and without impairing or
releasing the subordination and other
benefits provided in this Indenture
or the Holders' obligations to the
holders of such Senior Debt, even if
any Holder's right of reimbursement
or subrogation or other right or
remedy is affected, impaired or
extinguished thereby, but subject to
the proviso contained in the first
sentence, and to the second sentence,
of the definition of "Senior Debt,"
do any one or more of the following:
(i) amend, renew, exchange, extend,
modify, increase or supplement in any
manner such Senior Debt or any
instrument evidencing or guaranteeing
or securing such Senior Debt or any
agreement under which such Senior
Debt is outstanding (including, but
not limited to, changing the manner,
place or terms of payment or changing
or extending the time of payment of,
or renewing, exchanging, amending,
increasing, releasing, terminating or
altering, (1) the terms of such
Senior Debt, (2) any security for, or
any guarantee of, such Senior Debt,
(3) any liability of any obligor on
such Senior Debt (including any
guarantor) or any liability incurred
in respect of such Senior Debt); (ii)
sell, exchange, release, surrender,
realize upon, enforce or otherwise
deal with in any manner and in any
order any property pledged, mortgaged
or otherwise securing such Senior
Debt or any liability of any obligor
thereon, to such holder, or any
liability incurred in respect
thereof; (iii) settle or compromise
any such Senior Debt or any other
liability of any obligor of such
Senior Debt to such holder or any
security therefor or any liability
incurred in respect thereof and apply
any sums by whomsoever paid and
however realized to any liability
(including, without limitation,
payment of any Senior Debt) in any
manner or order; and (iv) release,
terminate or otherwise cancel, or
fail to take or to record or
otherwise perfect, for any reason or
for no reason, any lien or security
interest securing such Senior Debt by
whomsoever granted, exercise or delay
in or refrain from exercising any
right or remedy against any obligor
or any guarantor or any other Person,
elect any remedy and otherwise deal
freely with any obligor and any
security for such Senior Debt or any
liability of any obligor to the
holders of such Senior Debt or any
liability incurred in respect to such
Senior Debt.

Section 10.11. Distribution or Notice
to Representative.

          Whenever a distribution is
to be made or a notice given to
holders of Senior Debt of the
Company, the distribution may be made
and the notice given to their
Representative.

          Upon any payment or
distribution of assets of the Company
referred to in this Article 10, the
Trustee and the Holders of Notes
shall be entitled to rely upon any
order or decree made by any court of
competent jurisdiction or upon any
certificate of such Representative or
of the liquidating trustee or agent
or other Person making any
distribution to the Trustee or to the
Holders of Notes for the purpose of
ascertaining the Persons entitled to
participate in such distribution, the
holders of the Senior Debt and other
Indebtedness of the Company, the
amount thereof or payable thereon,
the amount or amounts paid or
distributed thereon and all other
facts pertinent thereto or to this
Article 10.

Section 10.12. Rights of Trustee and
Paying Agent.

          Neither the Trustee nor any
Paying Agent shall at any time be
charged with the knowledge of the
existence of any facts that would
prohibit the making of any payment to
or by the Trustee or Paying Agent
under this Article 10, unless and
until the Trustee or Paying Agent
shall have received written notice
thereof from the Company, the Senior
Agent, one or more holders of Senior
Debt of the Company or a
Representative of any holders of
Senior Debt of the Company; and,
prior to the receipt of any such
written notice, the Trustee or Paying
Agent shall be entitled to assume
conclusively that no such facts
exist.  The Trustee shall be entitled
to rely on the delivery to it of
written notice by a Person
representing itself to be a holder of
Senior Debt (or a Representative
thereof) to establish that such
notice has been given.  In the event
that the Trustee or Paying Agent
determines in good faith that further
evidence is required with respect to
the right of any Person as a holder
of Senior Debt to participate in any
payment or distribution pursuant to
this Article 10, the Trustee or
Paying Agent may request such Person
to furnish evidence to the reasonable
satisfaction of the Trustee or Paying
Agent as to the amount of Senior Debt
held by such Person, the extent to
which such Person is entitled to
participate in such payment or
distribution and any other facts
pertinent to the rights of such
Person under this Article 10, and if
such evidence is not furnished, the
Trustee or Paying Agent may defer any
payment to such Person pending
judicial determination as to the
right of such Person to receive such
payment.  Only the Company, a
Representative or a holder of Senior
Debt of the Company that has no
Representative may give the notice.
Nothing in this Article 10 shall
impair the claims of, or payments to,
the Trustee under or pursuant to
Section 7.07 hereof.

          The Trustee in its
individual or any other capacity may
hold Senior Debt with the same rights
it would have if it were not Trustee.
Any Agent may do the same with like
rights.

Section 10.13. Authorization to
Effect Subordination.

          Each Holder of Notes by the
Holder's acceptance thereof
authorizes and directs the Trustee on
the Holder's behalf to take such
action as may be necessary or
appropriate to effectuate the
subordination as provided in this
Article 10, and appoints the Trustee
to act as the Holder's attorney-in-
fact for any and all such purposes.
If the Trustee does not file a proper
proof of claim or proof of debt in
the form required in any proceeding
referred to in Section 6.09 hereof at
least 30 days before the expiration
of the time to file such claim, the
Senior Agent is hereby authorized to
file an appropriate claim for and on
behalf of the Holders of the Notes.

Section 10.14. Payment.

          For all purposes of this
Article 10, a "payment or
distribution on account of
Subordinated Obligations" shall
include, without limitation, any
direct or indirect payment or
distribution on account of the
purchase, prepayment, redemption,
retirement, defeasance (other than
payments and other distributions made
from any defeasance trust created
pursuant to Article 8 hereof) or
acquisition of any Note, any recovery
by the exercise of any right of set-
off, any direct or indirect payment
of principal, premium or interest
with respect to or in connection with
any mandatory or optional redemption
or purchase provisions, any direct or
indirect payment or distribution
payable or distributable by reason of
any other Indebtedness or Obligation
being subordinated or any
Subordinated Obligations, and any
direct or indirect payment or
recovery on any claim (including
claims for Liquidated Damages)
relating to or arising out of this
Indenture, any Note or the issuance
of the Notes.

Section 10.15. Defeasance of this
Article 10.

          The subordination of the
Notes provided by this Article 10 is
expressly made subject to the
provisions for defeasance in Article
8 hereof and, anything herein to the
contrary notwithstanding, upon the
effectiveness of any such defeasance
(provided that any deposit pursuant
to Article 8 was not prohibited by
this Article 10 or any other
instrument or agreement governing any
Senior Debt of the Company and did
not constitute a default under any
such instrument or agreement), the
Notes then outstanding shall
thereupon cease to be subordinated
pursuant to this Article 10;
provided, however, that if the
Company's obligations under this
Indenture and the Notes are revived
and reinstated in accordance with the
terms of Section 8.07 hereof, the
subordination provisions of this
Article 10 shall be revived and
reinstated with respect to all
Subordinated Obligations.

Section 10.16. No Claims Against
Subsidiaries.

          The Company and the Holders
acknowledge and agree as follows:
(a) the Notes are an obligation of
the Company only, and the Holders
have and will have no claim, right or
demand against any Subsidiary of the
Company or any assets or properties
of any Subsidiary of the Company on
or in respect of the Notes except to
the extent that any Subsidiary is a
Guarantor; (b) the Company is, and is
capitalized as, a separate legal
entity such that any claim, right or
demand by the Holders with respect to
the assets and properties of any
Subsidiary of the Company would be
solely as a creditor of a direct or
indirect shareholder of such
Subsidiary except to the extent that
any Subsidiary is a Guarantor, and
that such arrangement has been relied
upon by and is for the benefit of
holders of Senior Debt of the Company
or any Guarantor; (c) the Company's
direct and indirect Subsidiaries have
no obligation to pay dividends to or
to make investments in the Company,
for the purpose of funding payment
obligations of the Company to the
Holders or otherwise; (d) the Bank
Credit Agreements permit Subsidiaries
of the Company to pay dividends to or
to make investments in the Company
only in limited amounts and under
specified circumstances; and (e) the
Bank Credit Agreements restrict the
amendment of this Indenture and the
Notes without the consent of certain
of the Bank Lenders.

Section 10.17. Amendments.

          The provisions of this
Article 10 shall not be amended or
modified without the written consent
of the holders of all Senior Debt of
the Company.


     ARTICLE 11
     SUBSIDIARY GUARANTEES


Section 11.01.   Subsidiary
            Guarantees.


          Each of the Guarantors
hereby, jointly and severally,
unconditionally guarantee to each
Holder of a Note authenticated and
delivered by the Trustee and to the
Trustee and its successors and
assigns, irrespective of the validity
and enforceability of this Indenture,
the Notes or the obligations of the
Company hereunder or thereunder,
that:  (a) the principal of and
premium, interest and Liquidated
Damages, if any, on the Notes will be
promptly paid in full when due,
whether at maturity, by acceleration,
redemption or otherwise, and interest
on the overdue principal of, premium
and interest and Liquidated Damages
on the Notes, if any, if lawful, and
all other obligations of the Company
to the Holders or the Trustee
hereunder or thereunder will be
promptly paid in full or performed,
all in accordance with the terms
hereof and thereof; and (b) in case
of any extension of time of payment
or renewal of any Notes or any of
such other obligations, that same
will be promptly paid in full when
due or performed in accordance with
the terms of the extension or
renewal, whether at stated maturity,
by acceleration or otherwise.
Failing payment when due of any
amount so guaranteed or any perform
ance so guaranteed for whatever
reason, the Guarantors will be
jointly and severally obligated to
pay the same immediately.  The
Guarantors hereby agree that their
obligations hereunder shall be
unconditional, irrespective of the
validity, regularity or
enforceability of the Notes or this
Indenture, the absence of any action
to enforce the same, any waiver or
consent by any Holder of the Notes
with respect to any provisions hereof
or thereof, the recovery of any
judgment against the Company, any
action to enforce the same or any
other circumstance which might
otherwise constitute a legal or
equitable discharge or defense of a
guarantor.  Each Guarantor hereby
waives diligence, presentment, demand
of payment, filing of claims with a
court in the event of insolvency or
bankruptcy of the Company, any right
to require a proceeding first against
the Company, protest, notice and all
demands whatsoever and covenant that
this Subsidiary Guarantee will not be
discharged except by complete
performance of the obligations
contained in the Notes and this
Indenture.  If any Holder of Notes or
the Trustee is required by any court
or otherwise to return to the Company
or Guarantors, or any Custodian,
trustee, liquidator or other similar
official acting in relation to either
the Company or Guarantors, any amount
paid by either to the Trustee or such
Holder, this Subsidiary Guarantee, to
the extent theretofore discharged,
shall be reinstated in full force and
effect.  Each Guarantor agrees that
it shall not be entitled to any right
of subrogation in relation to the
Holders of Notes in respect of any
obligations guaranteed hereby until
payment in full of all obligations
guaranteed hereby.  Each Guarantor
further agrees that, as between the
Guarantors, on the one hand, and the
Holders and the Trustee, on the other
hand, (x) the maturity of the
obligations guaranteed hereby may be
accelerated as provided in Article 6
for the purposes of this Subsidiary
Guarantee, notwithstanding any stay,
injunction or other prohibition
preventing such acceleration in
respect of the obligations guaranteed
hereby and (y) in the event of any
declaration of acceleration of such
obligations as provided in Article 6,
such obligations (whether or not due
and payable) shall forthwith become
due and payable by the Guarantors for
the purpose of this Subsidiary
Guarantee.  The Guarantors shall have
the right to seek contribution from
any non-paying Guarantor so long as
the exercise of such right does not
impair the rights of the Holders
under the Subsidiary Guarantees.

Section 11.02.   Execution and
            Delivery of Subsidiary
            Guarantees.

          To evidence its Subsidiary
Guarantee set forth in Section 11.01,
each Guarantor hereby agrees that a
notation of such Subsidiary Guarantee
substantially in the form of
Exhibit D (executed by the manual or
facsimile signature of one of its
Officers) shall be endorsed by an
officer of such Guarantor on each
Note authenticated and delivered by
the Trustee and that this Indenture
shall be executed on behalf of such
Guarantor by its President or one of
its Vice Presidents and attested to
by an Officer.

          Each Guarantor hereby
agrees that its Subsidiary Guarantee
set forth in Section 11.01 shall
remain in full force and effect
notwithstanding any failure to
endorse on each Note a notation of
such Subsidiary Guarantee.

          If an Officer whose
signature is on this Indenture or on
the Subsidiary Guarantee no longer
holds that office at the time the
Trustee authenticates the Note on
which a Subsidiary Guarantee is
endorsed, the Subsidiary Guarantee
shall be valid nevertheless.

          The delivery of any Note by
the Trustee, after the authentication
thereof hereunder, shall constitute
due delivery of the Subsidiary
Guarantee set forth in this Indenture
on behalf of the Guarantors.

Section 11.03.   Guarantors May
            Consolidate, etc., on
            Certain Terms.

          (a)  Except as set forth in
Articles 4 and 5, nothing contained
in this Indenture or in any of the
Notes shall prevent any consolidation
or merger of a Guarantor with or into
the Company or shall prevent any sale
or conveyance of the property of a
Guarantor as an entirety or
substantially as an entirety, to the
Company.

          (b)  Subject to the
provisions set forth in Articles 4
and 5, no Guarantor shall consolidate
with or merge with or into (whether
or not such Guarantor is the
surviving Person) another
corporation, Person or entity,
whether or not affiliated with such
Guarantor, unless (i) subject to the
provisions of the following
paragraph, the Person formed by or
surviving any such consolidation or
merger (if other than such Guarantor)
assumes all of the Obligations of
such Guarantor, pursuant to a
supplemental indenture in form and
substance reasonably satisfactory to
the Trustee, under the Notes and this
Indenture; (ii) immediately after
giving effect to such transaction, no
Default or Event of Default exists;
(iii) such Guarantor, or any Person
formed by or surviving any such
consolidation or merger, would have
Consolidated Net Worth (immediately
after giving effect to such
transaction) equal to or greater than
the Consolidated Net Worth of such
Guarantor immediately preceding the
transaction; and (iv) the Company
would be permitted by virtue of the
Company's pro forma Fixed Charge
Coverage Ratio, immediately after
giving effect to such transaction, to
incur at least $1.00 of additional
Indebtedness pursuant to the Fixed
Charge Coverage Ratio test set forth
in Section 4.09 hereof; provided,
however, that this provision shall
not prohibit any merger or
consolidation among the Company or
one or more Wholly Owned Restricted
Subsidiaries that are Guarantors.

     Subject to Section 11.04 of this
Indenture, in the event of a sale or
other disposition of all of the
assets of any Guarantor, by way of
merger, consolidation or otherwise,
or a sale or other disposition of all
of the Capital Stock of any
Guarantor, such Guarantor (in the
event of a sale or other disposition,
by way of such a merger,
consolidation or otherwise, of all of
the Capital Stock of such Guarantor)
or the corporation acquiring the
property (in the event of a sale or
other disposition of all of the
assets of such Guarantor) will be
released and relieved of any
Obligations under its Subsidiary
Guarantee; provided that such sale
would be permitted under Section 4.10
hereof and the Net Proceeds of such
sale or other disposition are applied
in accordance with the applicable
provisions in Section 4.10 hereof.

Section 11.04.   Releases Following
            Sale of Assets.

          In the event (i) of a sale
or other disposition of all of the
assets of any Guarantor, by way of
merger, consolidation or otherwise,
or a sale or other disposition of all
of the Capital Stock of any Guarantor
or (ii) that a Guarantor is properly
designated by the Board of Directors
of the Company as an Unrestricted
Subsidiary in accordance with the
provisions of this Indenture, then
such Guarantor (in the event of a
sale or other disposition, by way of
such a merger, consolidation or
otherwise, of all of the Capital
Stock of such Guarantor or the proper
designation of such Guarantor as an
Unrestricted Subsidiary in accordance
with the provisions of this
Indenture) or the corporation
acquiring the property (in the event
of a sale or other disposition of all
of the assets of such Guarantor),
shall be released and relieved of its
obligations under its Subsidiary
Guarantee or Section 11.03 hereof, as
the case may be; provided that in the
event of an Asset Sale, such Asset
Sale would be permitted under Section
4.10 hereof and the Net Proceeds from
such sale or other disposition are
treated in accordance with the
provisions of Section 4.10 hereof.
Upon delivery by the Company to the
Trustee of an Officers' Certificate
and an Opinion of Counsel to the
effect that such sale or other
disposition was made by the Company
in accordance with the provisions of
this Indenture, including without
limitation Section 4.10 hereof, the
Trustee shall execute any documents
reasonably required in order to
evidence the release of any Guarantor
from its obligations under its
Subsidiary Guarantee.  Any Guarantor
not released from its obligations
under its Subsidiary Guarantee shall
remain liable for the full amount of
principal of, and premium, interest
and Liquidated Damages, if any, on,
the Notes and for the other
obligations of any Guarantor under
this Indenture as provided in this
Article 11.  The release of any
Guarantor pursuant to this Section
shall be effective whether or not
such release shall be noted on any
Note then outstanding or thereafter
authenticated and delivered.  Upon
release of any Guarantor, the Company
shall mail notice of such release to
the Holders of the Notes.

Section 11.05.   Limitation on
            Guarantor Liability.

          For purposes hereof, each
Guarantor's liability will be that
amount from time to time equal to the
aggregate liability of such Guarantor
thereunder, but shall be limited to
the lesser of (i) the aggregate
amount of the Obligations of the
Company under the Notes and this
Indenture and (ii) the amount, if
any, which would not have (A)
rendered such Guarantor "insolvent"
(as such term is defined in the
federal Bankruptcy Law and in the
Debtor and Creditor Law of the State
of New York) or (B) left it with
unreasonably small capital at the
time its Guarantee of the Notes was
entered into, after giving effect to
the incurrence of existing
Indebtedness immediately prior to
such time; provided that it shall be
a presumption in any lawsuit or other
proceeding in which such Guarantor is
a party that the amount guaranteed
pursuant to its Guarantee is the
amount set forth in clause (i) above
unless any creditor, or
representative of creditors of such
Guarantor, or debtor in possession or
trustee in bankruptcy of such
Guarantor, otherwise proves in such a
lawsuit that the aggregate liability
of such Guarantor is limited to the
amount set forth in clause (ii).  In
making any determination as to the
solvency or sufficiency of capital of
a Guarantor in accordance with the
previous sentence, the right of such
Guarantor to contribution from other
Guarantors and any other rights such
Guarantor may have, contractual or
otherwise, shall be taken into
account.

Section 11.06.   Subordination of
            Subsidiary Guarantee.

          The obligations of each
Guarantor under its Subsidiary
Guarantee pursuant to this Article 11
shall be junior and subordinated to
the Senior Debt of such Guarantor on
the same basis as the Notes are
junior and subordinated to Senior
Debt of the Company.  For the
purposes of the foregoing sentence,
the Trustee and the Holders shall
have the right to receive and/or
retain payments by any of the
Guarantors in respect of any
Subsidiary Guarantee only at such
times as they may receive and/or
retain payments in respect of the
Notes pursuant to this Indenture,
including Article 10 hereof.


     ARTICLE 12
     MISCELLANEOUS


Section 12.01.   Trust Indenture Act
            Controls.

          If any provision of this
Indenture limits, qualifies or
conflicts with the duties imposed by
TIA Section 318(c), the duties
imposed by the TIA shall control.

Section 12.02.   Notices.

          Any notice or communication
by the Company, the Guarantors or the
Trustee to the others is duly given
if in writing and delivered in Person
or mailed by first class mail (regis
tered or certified, return receipt
requested), telex, telecopier or
overnight air courier guaranteeing
next day delivery, to the others'
address:

          If to the Company or any
Guarantors:

          American Skiing Company
          Sunday River Access Road
          Bethel, ME 04217
          Telecopier No.:  (207) 824-
2111
          Attention:  Thomas M.
Richardson

          With a copy to:

          Pierce Atwood
          One Monument Square
          Portland, ME 04101-1110
          Telecopier No.:  (207) 773-
3419           Attention:
Christopher E. Howard

          If to the Trustee:

          United States Trust Company
of New York
          114 West 47th Street
          New York, NY 10036
          Telecopier No.:  (212) 852-
1625
          Attention:  Corporate Trust
Administration

          The Company, any Guarantor
or the Trustee, by notice to the
others may designate additional or
different addresses for subsequent
notices or communications.

          All notices and
communications (other than those sent
to Holders) shall be deemed to have
been duly given:  at the time
delivered by hand, if personally
delivered; five Business Days after
being deposited in the mail, postage
prepaid, if mailed; when answered
back, if telexed; when receipt
acknowledged, if telecopied; and the
next Business Day after timely
delivery to the courier, if sent by
overnight air courier guaranteeing
next day delivery.

          Any notice or communication
to a Holder shall be mailed by first
class mail, certified or registered,
return receipt requested, or by
overnight air courier guaranteeing
next day delivery to its address
shown on the register kept by the
Registrar.  Any notice or
communication shall also be so mailed
to any Person described in TIA
Section 313(c), to the extent
required by the TIA.  Failure to mail
a notice or communication to a Holder
or any defect in it shall not affect
its sufficiency with respect to other
Holders.

          If a notice or
communication is mailed in the manner
provided above within the time
prescribed, it is duly given, whether
or not the addressee receives it.

          If the Company mails a
notice or communication to Holders,
it shall mail a copy to the Trustee
and each Agent at the same time.

Section 12.03.   Communication by
            Holders of Notes with
            Other Holders of Notes.

          Holders may communicate
pursuant to TIA Section 312(b) with
other Holders with respect to their
rights under this Indenture or the
Notes.  The Company, the Guarantors,
the Trustee, the Registrar and anyone
else shall have the protection of TIA
Section 312(c).

Section 12.04.   Certificate and
            Opinion as to Conditions
            Precedent.

          Upon any request or
application by the Company or any
Guarantor to the Trustee to take any
action under this Indenture, the
Company or such Guarantor, as the
case may be, shall furnish to the
Trustee:

        (a)  an Officers' Certificate
   in form and substance reasonably
   satisfactory to the Trustee (which
   shall include the statements set
   forth in Section 12.05 hereof)
   stating that, in the opinion of
   the signers, all conditions
   precedent and covenants, if any,
   provided for in this Indenture
   relating to the proposed action
   have been satisfied; and

        (b)  an Opinion of Counsel in
   form and substance reasonably
   satisfactory to the Trustee (which
   shall include the statements set
   forth in Section 12.05 hereof)
   stating that, in the opinion of
   such counsel, all such conditions
   precedent and covenants have been
   satisfied.

Section 12.05.   Statements Required
            in Certificate or
            Opinion.

          Each certificate or opinion
with respect to compliance with a
condition or covenant provided for in
this Indenture (other than a
certificate provided pursuant to TIA
Section 314(a)(4)) shall comply with
the provisions of TIA Section 314(e)
and shall include:

        (a)  a statement that the
   Person making such certificate or
   opinion has read such covenant or
   condition;

        (b)  a brief statement as to
   the nature and scope of the
   examination or investigation upon
   which the statements or opinions
   contained in such certificate or
   opinion are based;

        (c)  a statement that, in the
   opinion of such Person, he or she
   has made such examination or
   investigation as is necessary to
   enable him to express an informed
   opinion as to whether or not such
   covenant or condition has been
   satisfied; and

        (d)  a statement as to
   whether or not, in the opinion of
   such Person, such condition or
   covenant has been satisfied.

Section 12.06.   Rules by Trustee and
            Agents.

          The Trustee may make
reasonable rules for action by or at
a meeting of Holders.  The Registrar
or Paying Agent may make reasonable
rules and set reasonable requirements
for its functions.

Section 12.07.   "Trustee" to Include
            Paying Agent.

          In case at any time any
Paying Agent other than the Trustee
shall have been appointed by the
Company and be then acting hereunder,
the term "Trustee" as used in this
Article 11 shall in such case (unless
the context shall otherwise require)
be construed as extending to and
including such Paying Agent within
its meaning as fully and for all
intents and purposes as if such
Paying Agent were named in this
Article 11 in place of the Trustee.

Section 12.08.   No Personal
            Liability of Directors,
            Officers, Employees or
            Shareholders.

          No director, officer,
employee, incorporator or shareholder
of the Company, and no director,
officer, employee or incorporator of
any Guarantor, as such, shall have
any liability for any Obligations of
the Company under the Notes or this
Indenture or of any Guarantor under
its Subsidiary Guarantee or this
Indenture or for any claim based on,
in respect of, or by reason of, such
Obligations or their creation. Each
Holder of Notes by accepting a Note
waives and releases all such
liability. The waiver and release are
part of the consideration for
issuance of the Notes. Such waiver
may not be effective to waive
liabilities under the federal
securities laws and it is the view of
the SEC that such a waiver is against
public policy.

Section 12.09.   Governing Law.

          THE INTERNAL LAW OF THE
STATE OF NEW YORK SHALL GOVERN AND BE
USED TO CONSTRUE THIS INDENTURE, THE
NOTES AND THE SUBSIDIARY GUARANTEES.

Section 12.10.   No Adverse
            Interpretation of Other
            Agreements.

          This Indenture may not be
used to interpret any other
indenture, loan or debt agreement of
the Company or its Subsidiaries or of
any other Person.  Any such
indenture, loan or debt agreement may
not be used to interpret this
Indenture and the Subsidiary
Guarantees.

Section 12.11.   Successors.

          All agreements of the
Company and each Guarantor in this
Indenture and the Notes shall bind
its respective successors.  All
agreements of the Trustee in this
Indenture shall bind its successors.

Section 12.12.   Severability.

          In case any provision in
this Indenture or in the Notes shall
be invalid, illegal or unenforceable,
the validity, legality and
enforceability of the remaining
provisions shall not in any way be
affected or impaired thereby.

Section 12.13.   Counterpart
            Originals.

          The parties may sign any
number of copies of this Indenture.
Each signed copy shall be an
original, but all of them together
represent the same agreement.

Section 12.14.   Table of Contents,
            Headings, etc.

          The Table of Contents,
Cross-Reference Table and Headings of
the Articles and Sections of this
Indenture have been inserted for
convenience of reference only, are
not to be considered a part of this
Indenture and shall in no way modify
or restrict any of the terms or
provisions hereof.


     [Signatures on following page]

     SIGNATURES

Dated as of June 28, 1996

                    AMERICAN SKIING
COMPANY

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUNDAY RIVER
SKIWAY
                    CORPORATION

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUNDAY RIVER LTD.


Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    PERFECT TURN,
INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:

                    LBO HOLDING, INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUNDAY RIVER
                    TRANSPORTATION,
INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUGARBUSH RESORT
HOLDINGS,
                    INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUGARBUSH LEASING
COMPANY

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUGARBUSH
RESTAURANTS,
                    INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    CRANMORE, INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    MOUNTAIN
WASTEWATER
                    TREATMENT, INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    LBO HOTEL CO.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    S-K-I LIMITED

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    KILLINGTON LTD.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    MOUNT SNOW LTD.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    WATERVILLE VALLEY
SKI
                    AREA, LTD.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUGARLOAF
MOUNTAIN
                    CORPORATION

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    KILLINGTON
RESTAURANTS,
                    INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    DOVER
RESTAURANTS, INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    RESORTS
TECHNOLOGIES, INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    RESORT SOFTWARE
SERVICES,
                    INC.

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


MOUNTAINSIDE

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    SUGARTECH

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    DEERFIELD
OPERATING
                    COMPANY

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:


                    PICO SKI AREA
MANAGEMENT
                    COMPANY

Attest:                  By: /s/
Leslie B. Otten
                    Name:
/s/ Christopher E. Howard     Title:

Dated as of June 28, 1996

                    UNITED STATES
TRUST
                    COMPANY OF NEW
YORK

Trustee


                    By: /s/ United
States
                        Trust Company
of New
                         York

                     Exhibit A
                   (Face of Note)

          12% Series A Senior Subordinated
                Notes due 2006



CUSIP

______


No.                      $__________


              AMERICAN SKIING COMPANY

promises       to       pay        to
     ________________________

or  registered assigns, the principal
sum of ___________________ Dollars on
July 15, 2006.

Interest  Payment Dates:  January  15
and July 15

Record Dates:  January 1 and July 1




Dated: _______________


AMERICA
                              N
                              SKIING
                              COMPANY


By:______________________
                    Name:
                    Title:

This is one of the Notes
referred to in the
within-mentioned Indenture:

UNITED  STATES TRUST COMPANY  OF  NEW
YORK
as Trustee

By:__________________________________

                   (Back of Note)

          12% Series A Senior Subordinated
                Notes due 2006

          [Unless and until it is
exchanged in whole or in part for
Notes in definitive form, this Note
may not be transferred except as a
whole by the Depositary to a nominee
of the Depositary or by a nominee of
the Depositary to the Depositary or
another nominee of the Depositary or
by the Depositary or any such nominee
to a successor Depositary or a
nominee of such successor Depositary.
Unless this certificate is presented
by an authorized representative of
The Depository Trust Company (55
Water Street, New York, New York)
("DTC"), to the issuer or its agent
for registration of transfer,
exchange or payment, and any
certificate issued is registered in
the name of Cede & Co. or such other
name as may be requested by an
authorized representative of DTC (and
any payment is made to Cede & Co. or
such other entity as may be requested
by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER
USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL inasmuch
as the registered owner hereof, Cede
& Co., has an interest herein.]<F1>

[FN]
<F1>  To be included only if the Note
is issued in Global form.

"THE SECURITY (OR ITS PREDECESSOR)
EVIDENCED HEREBY WAS ORIGINALLY
ISSUED IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER SECTION 5 OF THE
SECURITIES ACT OF 1933 (THE
"SECURITIES ACT"), AND THE SECURITY
EVIDENCED HEREBY MAY NOT BE OFFERED,
SOLD OR OTHERWISE TRANSFERRED IN THE
ABSENCE OF SUCH REGISTRATION OR AN
APPLICABLE EXEMPTION THEREFROM.  EACH
PURCHASER OF THE SECURITY EVIDENCED
HEREBY IS HEREBY NOTIFIED THAT THE
SELLER MAY BE RELYING ON THE
EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT
PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THE SECURITY EVIDENCED
HEREBY AGREES FOR THE BENEFIT OF THE
COMPANY THAT (A) SUCH SECURITY MAY BE
RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED, ONLY (1) (a) TO A PERSON
WHO THE SELLER REASONABLY BELIEVES IS
A QUALIFIED INSTITUTIONAL BUYER (AS
DEFINED IN RULE 144A UNDER THE
SECURITIES ACT) IN A TRANSACTION
MEETING THE REQUIREMENTS OF RULE
144A, (b) IN A TRANSACTION MEETING
THE REQUIREMENTS OF RULE 144 UNDER
THE SECURITIES ACT, (c) OUTSIDE THE
UNITED STATES TO A FOREIGN PERSON IN
A TRANSACTION MEETING THE
REQUIREMENTS OF RULE 904 UNDER THE
SECURITIES ACT OR (d) IN ACCORDANCE
WITH ANOTHER EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT (AND BASED UPON AN
OPINION OF COUNSEL IF THE COMPANY SO
REQUESTS), (2) TO THE COMPANY OR
(3) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT AND, IN EACH
CASE, IN ACCORDANCE WITH THE
APPLICABLE SECURITIES LAWS OF ANY
STATE OF THE UNITED STATES OR ANY
OTHER APPLICABLE JURISDICTION AND (B)
THE HOLDER WILL, AND EACH SUBSEQUENT
HOLDER IS REQUIRED TO, NOTIFY ANY
PURCHASER FROM IT OF THE SECURITY
EVIDENCE HEREBY OF THE RESALE
RESTRICTIONS SET FORTH IN (A) ABOVE."

          Capitalized terms used
herein shall have the meanings
assigned to them in the Indenture
referred to below unless otherwise
indicated.

          1.  Interest.  American
Skiing Company, a Maine corporation
(the "Company"), promises to pay
interest on the Notes at a rate of
12% per annum and shall pay the
Liquidated Damages payable pursuant
to Section 5 of the Registration
Rights Agreement referred to below.
The Company will pay interest and
Liquidated Damages semi-annually on
January 15 and July 15 of each year
commencing January 15, 1997, or if
any such day is not a Business Day,
on the next succeeding Business Day
(each an "Interest Payment Date").
Interest on the Notes will accrue
from the most recent date to which
interest has been paid or, if no
interest has been paid, from the date
of original issuance of the Series A
Notes.  The Company shall pay
interest (including Post-Petition
Interest in any proceeding under any
Bankruptcy Law) on overdue principal
and premium, if any, from time to
time on demand at a rate that is 1%
per annum in excess of the rate then
in effect; it shall pay interest
(including Post-Petition Interest in
any proceeding under any Bankruptcy
Law) on overdue installments of
interest and Liquidated Damages
(without regard to any applicable
grace periods) from time to time on
demand at the same rate to the extent
lawful.  Interest will be computed on
the basis of a 360-day year
consisting of twelve 30-day months.

          2.  Method of Payment.  The
Company will pay interest and
Liquidated Damages, if any, on the
Notes (except defaulted interest and
Liquidated Damages) to the Persons
who are registered Holders of Notes
at the close of business on the
January 1 or July 1 next preceding
the Interest Payment Date, even if
such Notes are cancelled after such
record date and on or before such
Interest Payment Date, except as
provided in Section 2.12 of the
Indenture with respect to defaulted
interest and Liquidated Damages.  The
Notes will be payable as to
principal, premium, interest and
Liquidated Damages at the office or
agency of the Company maintained for
such purpose within or without the
City and State of New York, or, at
the option of the Company, payment of
interest and Liquidated Damages may
be made by check mailed to the
Holders at their addresses set forth
in the register of Holders; provided
that all payments with respect to
Global Notes and Certificated Notes
the Holders of which have given wire
transfer instructions to the Company
will be required to be made by wire
transfer of immediately available
funds to the accounts specified by
the Holders thereof.  Such payment
shall be in such coin or currency of
the United States of America as at
the time of payment is legal tender
for payment of public and private
debts.

          3.  Paying Agent and
Registrar.  Initially, United States
Trust Company of New York, the
Trustee under the Indenture, will act
as Paying Agent and Registrar.  The
Company may change any Paying Agent
or Registrar without notice to any
Holder.  The Company, any Guarantor
or any other of its Subsidiaries may
act in any such capacity.

          4.  Indenture.  The Company
issued the Notes under an Indenture
dated June 28, 1996 (the "Indenture")
among the Company, the Guarantors and
the Trustee.  The terms of the Notes
include those stated in the Indenture
and those made part of the Indenture
by reference to the Trust Indenture
Act of 1939, as amended (15 U.S.
Code Sections 77aaa-77bbbb).  The
Notes are subject to all such terms,
and Holders are referred to the
Indenture and such Act for a
statement of such terms.  The Notes
are limited to $120,000,000 in
aggregate principal amount.

          5.  Optional Redemption.

          (a)  The Notes will not be
redeemable at the Company's option
prior to July 15, 2001.  Thereafter,
the Notes will be subject to
redemption at the option of the
Company, in whole or in part, upon
not less than 30 nor more than 60
days' notice, at the redemption
prices (expressed as percentages of
principal amount) set forth below
plus accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the applicable redemption date, if
redeemed during the twelve-month
period beginning on July 15 of the
years indicated below:


     Year      Percentage

     2001           106.250%
     2002           104.688%
     2003           103.125%
     2004                101.563%
     2005
     and thereafter 100.000%

               (b)  Notwithstanding
the provisions of clause (a) of this
Paragraph 5, prior to July 15, 1999,
the Company may redeem up to 25% in
aggregate principal amount of the
Notes at a redemption price of 112%
of the principal amount thereof, plus
accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the redemption date, with the net
proceeds of one or more Equity
Offerings; provided that at least
$90.0 million in aggregate principal
amount of the Notes remains
outstanding immediately after the
occurrence of each such redemption;
and provided, further, that notice of
each such redemption shall have been
given within 30 days after the date
of the closing of such Equity
Offering.

          6.  Mandatory Redemption.

          Except as set forth in
paragraph 7 below, the Company shall
not be required to make mandatory
redemption or sinking fund payments
with respect to the Notes.

          7.  Repurchase at Option of
Holder.

          (a)  If there is a Change
of Control, each Holder of Notes
shall have the right to require the
Company to repurchase all or any part
(equal to $1,000 or an integral
multiple thereof) of such Holder's
Notes pursuant to the offer described
below (the "Change of Control Offer")
at an offer price in cash equal to
101% of the principal amount thereof,
plus accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the date of repurchase (the
"Change of Control Payment"). Within
30 days following any Change of
Control, the Company shall mail a
notice to each Holder setting forth
the procedures governing the Change
of Control Offer as required by the
Indenture.

          (b)  If the Company or a
Restricted Subsidiary consummates any
Asset Sales, within five days of each
date on which the aggregate amount of
Excess Proceeds exceeds $10.0
million, the Company shall commence
an offer to all Holders of Notes (an
"Asset Sale Offer") pursuant to
Section 3.09 of the Indenture to
purchase the maximum principal amount
of Notes that may be purchased out of
the Excess Proceeds at an offer price
in cash in an amount equal to 100% of
the principal amount thereof, plus
accrued and unpaid interest and
Liquidated Damages, if any, thereon
to the date fixed for the closing of
such offer in accordance with the
procedures set forth in the
Indenture. To the extent that the
aggregate amount of Notes tendered
pursuant to an Asset Sale Offer is
less than the Excess Proceeds, the
Company (or such Restricted
Subsidiary) may use such deficiency
for general corporate purposes. If
the aggregate principal amount of
Notes surrendered by Holders thereof
exceeds the amount of Excess
Proceeds, the Trustee shall select
the Notes to be purchased on a pro
rata basis (in denominations of
$1,000 or integral multiples
thereof).  Holders of Notes that are
the subject of an offer to purchase
will receive an Asset Sale Offer from
the Company prior to any related
purchase date and may elect to have
such Notes purchased by completing
the form entitled "Option of Holder
to Elect Purchase."

          8.  Notice of Redemption.
Notice of redemption will be mailed
at least 30 days but not more than 60
days before the redemption date to
each Holder whose Notes are to be
redeemed at its registered address.
Notes in denominations larger than
$1,000 may be redeemed in part but
only in whole multiples of $1,000,
unless all of the Notes held by a
Holder are to be redeemed.  On and
after the redemption date interest
ceases to accrue on Notes or portions
thereof called for redemption.

          9.  Denominations,
Transfer, Exchange.  The Notes are in
registered form without coupons in
denominations of $1,000 and integral
multiples of $1,000.  The transfer of
Notes may be registered and Notes may
be exchanged as provided in the
Indenture.  The Registrar and the
Trustee may require a Holder, among
other things, to furnish appropriate
endorsements and transfer documents
and the Company may require a Holder
to pay any taxes and fees required by
law or permitted by the Indenture.
The Company need not exchange or
register the transfer of any Note or
portion of a Note selected for
redemption, except for the unredeemed
portion of any Note being redeemed in
part.  Also, it need not exchange or
register the transfer of any Notes
for a period of 15 days before a
selection of Notes to be redeemed or
during the period between a record
date and the corresponding Interest
Payment Date.

          10.  Persons Deemed
Owners.  The registered Holder of a
Note may be treated as its owner for
all purposes.

          11.  Amendment, Supplement
and Waiver.  Subject to certain
exceptions, the Indenture or the
Notes may be amended or supplemented
with the consent of the Holders of at
least a majority in principal amount
of the then outstanding Notes and any
existing Default or Event of Default
in respect of any provision of the
Indenture or the Notes may be waived
with the consent of the Holders of a
majority in principal amount of the
then outstanding Notes.  Without the
consent of at least 75% in aggregate
principal amount of the Notes then
outstanding no waiver or amendment to
the Indenture may make any change in
the Subordination provisions
thereunder that adversely affects the
rights of any Holder of Notes.
Without the consent of any Holder of
a Note, the Indenture or the Notes
may be amended or supplemented to
cure any ambiguity, defect or
inconsistency, to provide for
uncertificated Notes in addition to
or in place of certificated Notes, to
provide for the assumption of the
Company's obligations to Holders of
the Notes in case of a merger or
consolidation of the Company or any
Guarantor, to provide for the
addition of a Guarantor to be bound
by the terms of the Indenture and the
Subsidiary Guarantee, to make any
change that would provide any
additional rights or benefits to the
Holders of the Notes or that does not
adversely affect the legal rights
under the Indenture of any such
Holder, or to comply with the
requirements of the SEC in order to
effect or maintain the qualification
of the Indenture under the Trust
Indenture Act.

          12.  Defaults and
Remedies.  Events of Default include:
(i) default for 30 days in the
payment when due of interest on the
Notes (whether or not such payment is
prohibited by Article 10 of the
Indenture); (ii) default in payment
when due of the principal of or
premium or Liquidated Damages, if
any, on the Notes (whether or not
such payment is prohibited by the
provisions of Article 10 of the
Indenture), (iii) failure by the
Company to comply with Section 4.07,
4.09, 4.10 or 4.15 of the Indenture;
(iv) failure by the Company for 30
days after notice to comply with any
other agreements or covenants in the
Indenture or the Notes, other than
failure to comply with Section 4.11
of the Indenture; (v) occurrence of a
continuing default under any
mortgage, indenture or instrument
under which there may be issued or by
which there may be secured or
evidenced any Indebtedness for money
borrowed by the Company or any of its
Restricted Subsidiaries) whether such
Indebtedness or guarantee now exists,
or is created after the date hereof,
which default (a) is caused by a
failure to pay principal of or
premium, if any, or interest on such
Indebtedness prior to the expiration
of the grace period provided in such
Indebtedness on the date of such
Payment Default or (b) results in the
acceleration of such Indebtedness
prior to its express maturity and, in
each case, the principal amount of
any such Indebtedness, together with
the principal amount of any other
such Indebtedness under which there
has been a Payment Default or the
maturity of which has been so
accelerated, aggregates $5.0 million
or more; (vi) failure by the Company
or any of its Restricted Subsidiaries
to pay final judgments aggregating in
excess of $5.0 million and either (a)
any creditor commences enforcement
proceedings upon any such judgment or
(b) such judgments are not paid,
discharged or stayed for a period of
60 days; (vii) any Subsidiary
Guarantee is held in any judicial
proceeding to be unenforceable or
invalid or ceases for any reason to
be in full force and effect or any
Guarantor, or any Person acting on
behalf of any Guarantor, denies or
disaffirms its obligations under its
Subsidiary Guarantee, except as
permitted by the Indenture; and
(viii) certain events of bankruptcy
or insolvency with respect to the
Company or any Restricted Subsidiary.
If any Event of Default occurs and is
continuing, the Trustee or the
Holders of at least 25% in principal
amount of the then outstanding Notes
may declare all the Notes to be due
and payable. Notwithstanding the
foregoing, in the case of an Event of
Default arising from certain events
of bankruptcy or insolvency, all
outstanding Notes will become due and
payable without further action or
notice.  Holders may not enforce the
Indenture or the Notes except as
provided in the Indenture.  Subject
to certain limitations, Holders of a
majority in principal amount of the
then outstanding Notes may direct the
Trustee in its exercise of any trust
or power. The Trustee may withhold
from Holders of the Notes notice of
any continuing Default or Event of
Default (except a Default or Event of
Default relating to the payment of
principal or interest) if it
determines that withholding notice is
in their interest.  The Holders of a
majority in aggregate principal
amount of the Notes then outstanding
by notice to the Trustee may on
behalf of the Holders of all of the
Notes waive any existing Default or
Event of Default and its consequences
under the Indenture except a
continuing Default or Event of
Default in the payment of the
principal of, or premium, interest or
Liquidated Damages on, the Notes.
The Company and each Guarantor is
required to deliver to the Trustee
annually a statement regarding
compliance with the Indenture and
such Guarantor's Subsidiary
Guarantee, and the Company is
required upon becoming aware of any
Default or Event of Default, to
deliver to the Trustee a statement
specifying such Default or Event of
Default.

          13.  Subordination.  Each
Holder by accepting a Note agrees
that the payment of principal of, and
premium and interest and Liquidated
Damages, if any, on each Note is
subordinated in right of payment, to
the extent and in the manner provided
in the Indenture, to the prior
payment in full of all Senior Debt of
the Company (whether outstanding on
the date of the Indenture or
thereafter created, incurred, assumed
or guaranteed), and that the
subordination is for the benefit of
the holders of such Senior Debt.

          14.  Trustee Dealings with
Company.  The Trustee, in its
individual or any other capacity, may
become the owner or pledgee of Notes,
and may otherwise deal with the
Company, any Guarantor or any of
their respective Affiliates, as if it
were not the Trustee.  However, in
the event that the Trustee acquires
any conflicting interest it must
eliminate such conflict within 90
days, apply to the SEC for permission
to continue as trustee or resign.

          15.  No Recourse Against
Others.  No director, officer,
employee, incorporator or shareholder
of the Company, and no director,
officer, employee or incorporation of
any Guarantor, as such, shall have
any liability for any Obligations of
the Company under the Notes or the
Indenture or of any Guarantor under
the Subsidiary Guarantee or the
Indenture or for any claim based on,
in respect of, or by reason of, such
Obligations or their creation. Each
Holder of Notes by accepting a Note
waives and releases all such
liability. The waiver and release are
part of the consideration for
issuance of the Notes. Such waiver
may not be effective to waive
liabilities under the federal
securities laws and it is the view of
the SEC that such a waiver is against
public policy.

          16.  Authentication.  This
Note shall not be valid until
authenticated by the manual signature
of the Trustee or an authenticating
agent.

          17.  Abbreviations.
Customary abbreviations may be used
in the name of a Holder or an
assignee, such as:  TEN COM (=
tenants in common), TEN ENT (=
tenants by the entireties), JT TEN (=
joint tenants with right of
survivorship and not as tenants in
common), CUST (= Custodian), and
U/G/M/A (= Uniform Gifts to Minors
Act).

          18.  Additional Rights of
Holders of Transfer Restricted
Securities.  In addition to the
rights provided to Holders of Notes
under the Indenture, Holders of
Transferred Restricted Securities
shall have all the rights set forth
in the Registration Rights Agreement
dated June 28, 1996, between the
Company and the parties named on the
signature pages thereof (the
"Registration Rights Agreement").

          19.  CUSIP Numbers.
Pursuant to a recommendation
promulgated by the Committee on
Uniform Security Identification
Procedures, the Company has caused
CUSIP numbers to be printed on the
Notes and the Trustee may use CUSIP
numbers in notices of redemption as a
convenience to Holders.  No
representation is made as to the
accuracy of such numbers either as
printed on the Notes or as contained
in any notice of redemption and
reliance may be placed only on the
other identification numbers placed
thereon.

          The Company will furnish to
any Holder upon written request and
without charge a copy of the
Indenture and/or the Registration
Rights Agreement.  Requests may be
made to:

American Skiing Company
Sunday River Access Road
Bethel, ME 04217
Telecopier No.:  (207) 824-2111
Attention:  Thomas M. Richardson

                  Assignment Form


     To assign this Security, fill in
the  form  below: (I) or (we)  assign
and transfer this Security to


(Insert assignee's Social Security or
tax I.D. No.)






(Print   or  type  assignee's   name,
address and zip code)

and irrevocably appoint
agent  to  transfer this Security  on
the  books of the Company.  The agent
may  substitute another  to  act  for
him.



Date:



Your Signature:

(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:

       Option  of  Holder  to   Elect
Purchase


If you want to elect to have this
Note purchased by the Company
pursuant to Section 3.09 or 4.15 of
the Indenture, check the box below:

            __  Section  3.09      __
Section 4.15

If  you  want to elect to  have  only
part  of  the Note purchased  by  the
Company  pursuant to Section 3.09  or
Section 4.15 of the Indenture,  state
the   amount   you  elect   to   have
purchased:  $___________


Date:
Your Signature:
(Sign exactly as your name appears on
the Security)

Tax Identification No.:


Signature Guarantee:

       SCHEDULE   OF   EXCHANGES   OF
CERTIFICATED NOTE<F2>


The following exchanges of a part  of
this  Global  Note  for  Certificated
Notes have been made:

Date    Amount of  Amount of   Principal    Signatur
of      decrease   increase in Amount of    e of
Exchan  in         Principal   this Global  authoriz
ge      Principal  Amount of   Note         ed
        Amount of  this Global following    officer
        this       Note        such         of
        Global                 decrease     Trustee
        Note                   (or          or Note
                               increase)    Custodia
                                            n
<F2>  To be included only if the Note
is issued in Global form.


     EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON
EXCHANGE OR REGISTRATION OF TRANSFER
OF NOTES


Re:  12% Senior Subordinated Notes
due 2006 of American Skiing Company

     This Certificate relates to
$_____ principal amount of Notes held
in * ________ book-entry or *_______
definitive form by ________________
(the "Transferor").

The Transferor*:

     __   has requested the Trustee
by written order to deliver in
exchange for its beneficial interest
in the Global Note held by the
Depositary a Note or Notes in
definitive, registered form of
authorized denominations in an
aggregate principal amount equal to
its beneficial interest in such
Global Note (or the portion thereof
indicated above); or

     __   has requested the Trustee
by written order to exchange or
register the transfer of a Note or
Notes.

          In connection with such
request and in respect of each such
Note, the Transferor does hereby
certify that Transferor is familiar
with the Indenture relating to the
above captioned Notes and as provided
in Section 2.06 of such Indenture,
the transfer of this Note does not
require registration under the
Securities Act (as defined below)
because:*

     __   Such Note is being acquired
for the Transferor's own account,
without transfer (in satisfaction of
Section 2.06(a)(ii)(A) or Section
2.06(d)(i)(A) of the Indenture).

     __   Such Note is being
transferred to a "qualified
institutional buyer" (as defined in
Rule 144A under the Securities Act of
1933, as amended (the "Securities
Act")) in reliance on Rule 144A (in
satisfaction of Section
2.06(a)(ii)(B), Section 2.06(b)(i) or
Section 2.06(d)(i) (B) of the
Indenture) or pursuant to an
exemption from registration in
accordance with Rule 904 under the
Securities Act (in satisfaction of
Section 2.06(a)(ii)(B) or Section
2.06(d)(i)(B) of the Indenture.)




*Check applicable box.

     __   Such Note is being
transferred in accordance with Rule
144 under the Securities Act, or
pursuant to an effective registration
statement under the Securities Act
(in satisfaction of Section
2.06(a)(ii)(B) or Section
2.06(d)(i)(B) of the Indenture).

     __   Such Note is being
transferred in reliance on and in
compliance with an exemption from the
registration requirements of the
Securities Act, other than Rule 144A,
144 or Rule 904 under the Securities
Act.  An Opinion of Counsel to the
effect that such transfer does not
require registration under the
Securities Act accompanies this
Certificate (in satisfaction of
Section 2.06(a)(ii)(C) or Section
2.06(d)(i)(C) of the Indenture).


[INSERT NAME OF TRANSFEROR]


By:

Date:



_______________
 *Check applicable box.

EXHIBIT C

GUARANTORS



1.   Sunday River Skiway Corporation
2.   Sunday River Ltd.
3    Perfect Turn, Inc.
4.   LBO Holding, Inc.
5.     Sunday  River  Transportation,
Inc.
6.   Sugarbush Resort Holdings, Inc.
7.   Sugarbush Leasing Company
8.   Sugarbush Restaurant, Inc.
9.   Cranmore, Inc.
10.  S-K-I Limited
11.  Killington Ltd.
12.  Mount Snow Ltd.
13.  Waterville Valley Ski Area, Ltd.
14.  Sugarloaf Mountain Corporation
15.  Killington Restaurants, Inc.
16.  Dover Restaurants, Inc.
17.  Resorts Technologies, Inc.
18.  Resort Software Services, Inc.
19.   Mountain Wastewater  Treatment,
Inc.
20.  LBO Hotel Co.
21.  Mountainside
22.  Sugartech
23.  Deerfield Operating Company
24.  Pico Ski Area Management Company

EXHIBIT D

SUBSIDIARY GUARANTEE

          Each of the Guarantors
hereby, jointly and severally,
unconditionally guarantee to each
Holder of a Note authenticated and
delivered by the Trustee and to the
Trustee and its successors and
assigns, irrespective of the validity
and enforceability of this Indenture,
the Notes or the obligations of the
Company hereunder or thereunder,
that:  (a) the principal of and
premium, interest and Liquidated
Damages, if any, on the Notes will be
promptly paid in full when due,
whether at maturity, by acceleration,
redemption or otherwise, and interest
on the overdue principal of, premium
and interest and Liquidated Damages
on the Notes, if any, if lawful, and
all other obligations of the Company
to the Holders or the Trustee
hereunder or thereunder will be
promptly paid in full or performed,
all in accordance with the terms
hereof and thereof; and (b) in case
of any extension of time of payment
or renewal of any Notes or any of
such other obligations, that same
will be promptly paid in full when
due or performed in accordance with
the terms of the extension or
renewal, whether at stated maturity,
by acceleration or otherwise.
Failing payment when due of any
amount so guaranteed or any perform
ance so guaranteed for whatever
reason, the Guarantors will be
jointly and severally obligated to
pay the same immediately.

     The obligations of the
Guarantors to the Holders of Notes
and to the Trustee pursuant to this
Subsidiary Guarantee and the
Indenture are expressly set forth in
Article 11 of the Indenture, and
reference is hereby made to such
Indenture for the precise terms of
this Subsidiary Guarantee.  The terms
of Article 11 of the Indenture are
incorporated herein by reference.

     This is a continuing Subsidiary
Guarantee and shall remain in full
force and effect and shall be binding
upon each Guarantor and its
respective successors and assigns to
the extent set forth in the Indenture
until full and final payment of all
of the Company's Obligations under
the Notes and the Indenture and shall
inure to the benefit of the
successors and assigns of the Trustee
and the Holders of Notes and, in the
event of any transfer or assignment
of rights by any Holder of Notes or
the Trustee, the rights and
privileges herein conferred upon that
party shall automatically extend to
and be vested in such transferee or
assignee, all subject to the terms
and conditions hereof.  This a
Subsidiary Guarantee of payment and
not a guarantee of collection.

     In certain circumstances more
fully described in the Indenture, any
Guarantor may be released from its
liability under this Subsidiary
Guarantee, and any such release will
be effective whether or not noted
hereon.

     This Subsidiary Guarantee shall
not be valid or obligatory for any
purpose until the certificate of
authentication on the Note upon which
this Subsidiary Guarantee is noted
shall have been executed by the
Trustee under the Indenture by the
manual signature of one of its
authorized officers.

     For purposes hereof, each
Guarantor's liability will be that
amount from time to time equal to the
aggregate liability of such Guarantor
hereunder, but shall be limited to
the lesser of (i) the aggregate
amount of the Obligations of the
Company under the Notes and the
Indenture and (ii) the amount, if
any, which would not have (A)
rendered such Guarantor "insolvent"
(as such term is defined in the
federal Bankruptcy Law and in the
Debtor and Creditor Law of the State
of New York) or (B) left it with
unreasonably small capital at the
time its Guarantee of the Notes was
entered into, after giving effect to
the incurrence of existing
Indebtedness immediately prior to
such time; provided that, it shall be
a presumption in any lawsuit or other
proceeding in which such Guarantor is
a party that the amount guaranteed
pursuant to its Subsidiary Guarantee
is the amount set forth in clause (i)
above unless any creditor, or
representative of creditors of such
Guarantor, or debtor in possession or
trustee in bankruptcy of such
Guarantor, otherwise proves in such a
lawsuit that the aggregate liability
of such Guarantor is limited to the
amount set forth in clause (ii).  In
making any determination as to the
solvency or sufficiency of capital of
a Guarantor in accordance with the
previous sentence, the right of such
Guarantor to contribution from other
Guarantors and any other rights such
Guarantor may have, contractual or
otherwise, shall be taken into
account.

     Capitalized terms used herein
have the same meanings given in the
Indenture unless otherwise
indicated.

SUNDAY RIVER SKIWAY CORPORATION


By:
Name:
Title:


SUNDAY RIVER LTD.


By:
Name:
Title:


PERFECT TURN, INC.


By:
Name:
Title:


LBO HOLDING, INC.


By:
Name:
Title:


SUNDAY RIVER TRANSPORTATION, INC.


By:
Name:
Title:


SUGARBUSH RESORT HOLDINGS, INC.


By:
Name:
Title:


SUGARBUSH LEASING COMPANY


By:
Name:
Title:


SUGARBUSH RESTAURANTS, INC.


By:
Name:
Title:

CRANMORE, INC.


By:
Name:
Title:


MOUNTAIN WASTEWATER TREATMENT, INC.


By:
Name:
Title:


LBO HOTEL CO.

By:
Name:
Title:


S-K-I LIMITED


By:
Name:
Title:


KILLINGTON LTD.

By:
Name:
Title:

MOUNT SNOW LTD.

By:
Name:
Title:



WATERVILLE VALLEY SKI AREA, LTD.

By:
Name:
Title:


SUGARLOAF MOUNTAIN CORPORATION

By:
Name:
Title:


KILLINGTON RESTAURANTS, INC.


By:
Name:
Title:


DOVER RESTAURANTS, INC.


By:
Name:
Title:


RESORTS TECHNOLOGIES, INC.

By:
Name:
Title:


RESORT SOFTWARE SERVICES, INC.


By:
Name:
Title:


MOUNTAINSIDE


By:
Name:
Title:


SUGARTECH


By:
Name:
Title:



DEERFIELD OPERATING COMPANY


By:
Name:
Title:


PICO SKI AREA MANAGEMENT COMPANY


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